Semiannual Report January 31, 2002

STRATEGIC PARTNERS
Asset Allocation Funds

Strategic Partners
Conservative Growth Fund

Objective: Seeks Current Income and a Reasonable Level of Capital
Appreciation



This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Conservative Growth Fund seeks current income and a reasonable level of capital appreciation. It invests in a diversified portfolio of equity securities and fixed income securities.
There can be no assurance that the Fund will achieve its investment objective.

Effective December 20, 2001, EARNEST Partners assumed management responsibility for the Fund's small and mid-cap value sleeve.

ABSOLUTE PERFORMANCE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways. The first considers how much more (or less) an investment is worth at the end of a reporting period. This is known as absolute performance. The second compares whether you did better (or worse) than the market average (the benchmark index) or the average return of comparable funds (the Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the benchmark return for each asset class, and the relative performance of the fund's holdings in each asset class compared to its benchmark index for that class. If, for example, your fund has a substantial allocation to small-cap stocks, its absolute return will depend on how well small-cap stocks perform in general. It will also depend on the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their benchmarks than when they underperform them. This "adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the performance of your Asset
Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return, even though the advisers' relative performance had a positive impact.

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                             www.strategicpartners.com     (800) 225-1852

Semiannual Report     January 31, 2002

Cumulative Total Returns(1)     As of 1/31/02

                                   Six       One      Three     Since
                                  Months     Year     Years  Inception(2)
Class A                           -0.04%    -1.94%   12.81%     18.82%
Class B                           -0.42     -2.59    10.30      16.09
Class C                           -0.42     -2.59    10.30      16.09
Class Z                            0.09     -1.70    13.53      19.71
Lipper Balanced Funds Avg.(3)     -2.77     -7.33     3.94       9.46
S&P 500 Index(4)                  -6.01    -16.14    -8.30       1.04



Average Annual Total Returns(1)     As of 12/31/01

                  One      Three       Since
                  Year     Years     Inception(2)
Class A          -2.61%     3.55%       4.46%
Class B          -3.19      3.66        4.83
Class C          -0.25      4.20        5.07
Class Z           2.76      5.55        6.42

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account sales charges. The average annual total returns do take into account applicable sales charges. The Fund charges a maximum front-end sales charge of 5% for Class A shares. Class B shares are subject to a declining contingent deferred sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%, and 1% for six years. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1% and a CDSC of 1% for shares redeemed within 18 months of purchase. Class Z shares are not subject to a sales charge or distribution and service (12b-1) fees. The cumulative and average annual total returns in the tables above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or following the redemption of fund shares.

2 Inception date: Class A, B, C, and Z, 11/18/98.

3 The Lipper Average is unmanaged, and is based on the average return for all funds in each share class for the six-month, one-year, three-year, and since inception periods in the Lipper Balanced Funds category. Funds in the Lipper Balanced Funds Average include funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%.

4 The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies. It gives a broad look at how stock prices have performed.

Investors cannot invest directly in an index.

The returns for the Lipper Average and the S&P 500 Index would be lower if they included the effect of sales charges or taxes.

                                                           1

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Strategic Partners
Asset Allocation Funds    (Logo)

                                   March 13, 2002

DEAR SHAREHOLDER,
The six-month period ended January 31, 2002 was a very difficult time for investors. Early in the period, fear of an economic recession drove down share prices. However, this was good for bond prices because investors expected that the Federal Reserve (the Fed) would continue its monetary stimulus, and that falling interest rates would increase the value of outstanding bonds. Then two major shocks roiled the markets: the terrorist attacks of September 11 and the bankruptcy of Enron. Enron's swift collapse led to a greater focus on issues of corporate management and financial reporting. These events affected the results of investment strategies in unexpected ways.

In this complicated environment, the diversification of the Strategic Partners Conservative Growth Fund helped to lessen the impact of these shocks. As a result, the Fund's overall return was higher than the Lipper Balanced Funds Average. Of course, the various investment advisers of the Fund adjusted their holdings according to their interpretations of the changing environment, with the results outlined in the following report.

We think that investors will benefit from the changes already triggered by Enron's bankruptcy: voluntary moves by financial services companies to reduce even the appearance of conflicts of interest, more transparent disclosure in corporate financial reports, stronger balance sheets (less dependence on debt and elaborate financing schemes), and a generally more critical view of ambitious claims. The underlying framework for investing is sound, and these changes will strengthen it further.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

2

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report     January 31, 2002


INVESTMENT ADVISERS' REPORT

PERHAPS AN ECONOMIC TURNAROUND
Most of the six-month period ended January 31, 2002 presented a poor market for large-cap stocks, with negative returns for almost every economic sector of the Standard & Poor's Composite Stock Price Index
(S&P 500 Index). The exceptions were the consumer staples and materials sectors, which posted a small gain and essentially no net change, respectively. At the beginning of the period, it became increasingly apparent that the U.S. economy was slowing rapidly, and that corporate earnings were dropping even faster. The stock market began a steep decline in August. The terrorist attacks of September 11 affected individual industries such as hospitality, travel, and defense, but after the New York Stock Exchange reopened on September 17, the plunge of the markets continued for only a few more days. In fact, the quick intervention of the Fed and the U.S. government with monetary stimulus and promises of new spending served to convince many investors that economic recovery would come soon. The stock market, particularly growth stocks, rose very rapidly in the fourth quarter of 2001.

However, through December, the Fed continued its interventions to drive interest rates down. Long-term rates were less responsive than short-term rates because investors expected that an improving economy and a resumption of federal borrowing would push interest rates up again before long. As the fourth-quarter bankruptcy of Enron (a large firm whose rapid growth had been widely admired) attracted increasing attention in January, the price of corporate bonds fell. The decline especially affected the bonds of companies that were in the energy industry, were heavily indebted, or whose financial reports were thought to be unclear. The price of Treasury bonds, widely considered a safe haven, held up better.

Both stock and bond investors became cautious once again in January 2002, the last month of our reporting period, in the wake of Enron's bankruptcy, as profitability remained low. The cause of the bankruptcy appears to have been extensive borrowing in order to finance purchases of energy assets.

                                                           3

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report     January 31, 2002

When energy prices fell, the company was no longer able to service its debt. The mechanisms that are expected to protect shareholders' investments failed. (The Fund had a very small exposure to Enron in its large-cap value holdings, which nonetheless substantially outperformed their benchmark; there was no exposure in the Fund's bond holdings.)

In the wake of Enron's collapse, analysts and investors increased their scrutiny of the financial strength of all firms, and particularly of other companies that trade energy. Concern grew about the health of the banks and other financial institutions that had lent to the industry. The media's focus on the unraveling developments further depressed interest in stock investing. Energy stocks, which already were hurt by reduced demand, were hit again, and they were among the poorer performers over the period.

Another particularly poor performing sector was telecommunications service providers, as there were no signs yet that the surplus cable capacity that triggered the slowdown in capital investment in 2000 and resulted in this bear market had been absorbed.

THE FUND OUTPERFORMED ITS PEER GROUP...
The Fund's core bond and large-cap value holdings were primarily responsible for its outperformance. Forty percent of its assets are invested in core bonds, one of only two of the Fund's asset classes to rise substantially over the reporting period. This benefit was improved slightly by the Fund's advisers. They positioned its core bond holdings to benefit from the continued decline in interest rates generally, and particularly from the larger decline in short-term rates. Moreover, its focus on high-quality bonds (those of issuers whose ability to service their debt was most certain) minimized the impact of defaults and bankruptcies in the weak economy. Some of these benefits were offset by an underweight in corporate bonds, which reduced the impact of the improvement in that sector during most of the period.

4

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                             www.strategicpartners.com     (800) 225-1852

Asset Class Index Returns
(Chart)

Source: Prudential Investments LLC, Lipper Inc., and Lehman Brothers.

The performance cited does not represent the performance of the Strategic Partners Conservative Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation. Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Lehman Brothers Aggregate Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers High Yield Bond Index is an unmanaged index of fixed-rate, noninvestment-grade debt securities with at least one year remaining to maturity. The Lehman Brothers High Yield Bond Index gives a broad look at how high yield "junk bonds" have performed.

                                                           5

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report     January 31, 2002

Although large-cap value stock was a poor performing asset class over this reporting period, the Fund's holdings outperformed their benchmark, the Russell 1000 Value Index. We were far less exposed than the large-cap value benchmark to some of the poorest performing media stocks--AOL Time Warner, Viacom, and Disney--and missed the worst of their performance. We added to our positions when the stocks were very inexpensive, and benefited from their subsequent upward bounce. These holdings made positive contributions--or neutral, in the case of Disney-- to the Fund's return. In addition, positive contributions came from the Fund's holdings (in the aggregate) in the information technology sector and from several quite different investments in the financial sector--
Citigroup (financial conglomerate), XL Capital (insurance) and Goldman
Sachs Group (investment banking). Although the decline of the large-cap value stock asset class meant that, overall, the Fund's holdings in this group detracted from its return, its advisers kept the impact minimal. This helped the Fund's performance relative to other funds with some large-cap value holdings.

The Fund's performance relative to its Lipper peer group also benefited from its allocations to small/mid-cap value stocks and high yield bonds. Its holdings in these asset classes had neither significant positive nor negative impacts on its return. Over a period when most stocks had substantial declines, the neutral impact of these holdings was a benefit. This was true even though the Fund's holdings in both classes would have made positive contributions had they kept up with their respective benchmarks.

....BUT STILL HAD A NEGATIVE RETURN
The largest detractors from the Fund's return came from the 15% of its assets in large-cap growth stocks. The Fund's large-cap growth benchmark declined, but our holdings in the asset class fell farther, in part because of an investment in Halliburton. Halliburton, an oil service company that is well positioned to benefit from a global economic recovery, had purchased another firm that turned out to have an exposure to asbestos litigation. This legal uncertainty hurt Halliburton's share price. In addition, the Fund suffered from the sharp impact of falling advertising spending on its media

6

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                             www.strategicpartners.com     (800) 225-1852

growth holdings--including Viacom, AOL Time Warner, and Liberty Media-- and the impact of September 11 on travel. The hiatus in travel spending--a result of the airplane hijackings and the inconvenience that followed because of security precautions--hurt the Fund's holdings in American Express and Starwood Hotels & Resorts Worldwide.

The Fund's small and mid-cap growth stocks also had a negative impact, albeit a small one. Although the benchmark for this asset class had a moderate decline, the impact was mitigated by the Fund's small allocation to this class and by the above-benchmark, although still negative, return of its holdings. Its advisers reinvested in technology, media, business services, and lodging stocks throughout 2001, particularly during market pullbacks such as the one in late September. Although these stocks declined through much of the reporting period, they performed well in the fourth quarter of 2001, and the Fund benefited from its late September purchases.

Strategic Partners Conservative Growth Fund Management Team

                                                           7

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

Semiannual Report     January 31, 2002

WHAT IS AN ASSET ALLOCATION FUND?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps to reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and investment-grade and high yield bonds--it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time.

REBALANCING
The Strategic Partners Conservative Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target: asset classes with the best performance will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic Partners Conservative Growth Fund.
Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Strategic Partners Asset
Allocation Funds do it all for you.

8

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                             www.strategicpartners.com     (800) 225-1852

Glossary of Terms

Asset classes are classifications of investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities. High yield bonds are also known as "junk bonds." They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Conservative Growth Fund Diversification Target
(Pie Chart)

                                                           9

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Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  99.5%
Common Stocks  37.6%
-------------------------------------------------------------------------------------
Advertising  0.6%
      6,600      Lamar Advertising Co.(a)                           $        239,382
      4,700      Omnicom Group, Inc.                                         410,639
                                                                    ----------------
                                                                             650,021
-------------------------------------------------------------------------------------
Aerospace/Defense  0.4%
      3,300      Northrop Grumman Corp.                                      368,313
      2,400      United Defense Industrials, Inc.(a)                          60,000
                                                                    ----------------
                                                                             428,313
-------------------------------------------------------------------------------------
Airlines  0.3%
      4,200      Atlantic Coast Airlines Holdings(a)                         114,870
      5,500      Delta Airlines, Inc.                                        173,855
                                                                    ----------------
                                                                             288,725
-------------------------------------------------------------------------------------
Aluminum  0.2%
      3,800      Alcoa, Inc.                                                 136,230
      1,900      Reliance Steel & Aluminum Co.                                49,400
                                                                    ----------------
                                                                             185,630
-------------------------------------------------------------------------------------
Audio  0.1%
      2,800      Harman International Industries, Inc.                       132,216
-------------------------------------------------------------------------------------
Auto & Truck  0.2%
        300      Borg-Warner Automotive, Inc.                                 16,620
      2,900      Navistar International Corp.(a)                             113,129
        900      Oshkosh Truck Corp.                                          49,050
                                                                    ----------------
                                                                             178,799
-------------------------------------------------------------------------------------
Banking  0.9%
      2,900      Astoria Financial Corp.                                      84,129
      7,100      Bank One Corp.                                              266,250
      9,900      Bankunited Financial Corp.(a)                               156,123
      1,500      Commerce Bancorp, Inc.                                       61,125
      2,600      Golden State Bancorp, Inc.                                   73,944

    10                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      1,500      Hibernia Corp.                                     $         26,910
      6,200      MBNA Corp.                                                  217,000
                                                                    ----------------
                                                                             885,481
-------------------------------------------------------------------------------------
Building & Construction  0.3%
      4,600      D.R. Horton, Inc.                                           172,224
      9,000      Hovnanian Enterprises, Inc. (Class A Stock)(a)              191,160
                                                                    ----------------
                                                                             363,384
-------------------------------------------------------------------------------------
Business Services  0.3%
      1,300      Administaff, Inc.(a)                                         29,393
      3,200      Global Payments, Inc.                                       114,944
      2,600      Kelly Services, Inc. (Class A Stock)                         56,992
        200      NCO Group, Inc.(a)                                            4,516
      1,300      PDI, Inc.(a)                                                 21,905
      1,700      Pegasus Solutions, Inc.(a)                                   29,104
        900      Princeton Review, Inc.(a)                                     7,200
      2,200      Resources Connection, Inc.(a)                                57,640
      1,900      Service Corp. International(a)                                9,690
                                                                    ----------------
                                                                             331,384
-------------------------------------------------------------------------------------
Cable  0.4%
      9,500      Adelphia Communications Corp. (Class A Stock)(a)            245,195
      4,300      Cablevision Systems Corp. (Class A Stock)(a)                181,890
                                                                    ----------------
                                                                             427,085
-------------------------------------------------------------------------------------
Chemicals  0.5%
      2,100      Bunge Ltd.                                                   40,635
      1,300      FMC Corp.(a)                                                 46,800
      2,500      IMC Global, Inc.                                             33,875
      1,500      Minerals Technologies, Inc.                                  70,515
     13,000      Nova Chemicals Corp.                                        261,170
      1,800      Solutia, Inc.                                                16,002
      1,700      Valspar Corp.                                                71,247
                                                                    ----------------
                                                                             540,244
-------------------------------------------------------------------------------------
Computers  1.8%
      3,300      Catapult Communications Corp.(a)                             80,520
     11,400      Compaq Computer Corp.                                       140,790

    See Notes to Financial Statements                                     11

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      9,300      Dell Computer Corp.(a)                             $        255,657
     13,400      Hewlett-Packard Co.                                         296,274
      6,500      IBM Corp.                                                   701,285
     11,100      Ingram Micro, Inc. (Class A Stock)(a)                       199,800
        800      Maxim Integrated Products, Inc.(a)                           44,392
      2,228      Maxtor Corp.                                                 14,705
     17,200      Sun Microsystems, Inc.(a)                                   185,072
                                                                    ----------------
                                                                           1,918,495
-------------------------------------------------------------------------------------
Computer Services  0.9%
      2,600      Advanced Digital Information(a)                              43,550
     16,200      Cisco Systems, Inc.(a)                                      320,760
      4,000      Digitalthink, Inc.(a)                                        28,360
      1,200      eBay, Inc.(a)                                                70,824
      3,500      Henry (Jack) & Associates, Inc.                              76,230
      2,200      Inforte Corp.(a)                                             22,000
      2,300      Plexus Corp.(a)                                              56,005
      3,500      Probusiness Services, Inc.(a)                                62,475
      3,700      Synopsys, Inc.(a)                                           191,956
                                                                    ----------------
                                                                             872,160
-------------------------------------------------------------------------------------
Consumer Products  0.4%
      2,000      Cost Plus, Inc.                                              54,000
      9,300      Gillette Co.                                                309,690
      1,800      Scotts Co. (Class A Stock)(a)                                85,662
                                                                    ----------------
                                                                             449,352
-------------------------------------------------------------------------------------
Diversified Manufacturing/Operations  1.3%
      1,300      AGCO Corp.                                                   19,513
      4,100      CP Holdrs, ADR (Canada)                                     161,827
      2,000      Crane Co.                                                    47,240
     11,900      General Electric Co.                                        442,085
      3,400      Loews Corp.                                                 205,530
      1,500      Minnesota Mining & Manufacturing Co.                        166,200
      2,000      Pentair, Inc.                                                70,600
      1,600      Roper Industries, Inc.                                       79,984

    12                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      1,400      Snap-On, Inc.                                      $         45,626
      4,800      WMS Industries, Inc.(a)                                      82,992
                                                                    ----------------
                                                                           1,321,597
-------------------------------------------------------------------------------------
Drugs & Medical Supplies  1.1%
      2,600      Aventis SA, ADR (France)                                    181,974
      7,600      Covance, Inc.(a)                                            134,596
        500      Integra Lifesciences Holdings                                15,505
      7,200      Johnson & Johnson                                           414,072
      3,500      Medimmune, Inc.(a)                                          148,295
      5,375      Pharmacia Corp.                                             217,688
        500      Trimeris, Inc.(a)                                            18,050
                                                                    ----------------
                                                                           1,130,180
-------------------------------------------------------------------------------------
Electrical Services  0.4%
     10,400      Nisource, Inc.                                              216,320
      7,500      PG&E Corp.                                                  161,250
                                                                    ----------------
                                                                             377,570
-------------------------------------------------------------------------------------
Electronic Components  1.5%
      6,700      Arrow Electronics, Inc.(a)                                  206,092
      1,100      Broadcom Corp.(a)                                            46,717
        700      Caliper Technologies Corp.(a)                                 9,835
      3,100      Credence Systems Corp.(a)                                    49,011
        700      CTS Corp.                                                    10,570
      1,000      Cymer, Inc.(a)                                               36,730
        500      FLIR Systems, Inc.(a)                                        22,830
      3,500      Gentex Corp.(a)                                             104,160
      5,300      Integrated Circuit Systems, Inc.(a)                         127,995
      1,100      Intersil Holding Corp.(a)                                    32,692
      2,000      Novellus Systems, Inc.(a)                                    85,420
      4,700      Pioneer-Standard Electronics, Inc.                           59,361
      4,900      Power-One, Inc.(a)                                           48,657
      3,100      Semtech Corp.(a)                                            107,291
      2,400      STMicroelectronics N.V. (Netherlands)                        75,144
     11,000      Texas Instruments, Inc.                                     343,310

    See Notes to Financial Statements                                     13

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,200      Trimble Navigation Ltd.(a)                         $         33,044
      5,500      Varian Semiconductor Equipment, Inc.                        214,225
                                                                    ----------------
                                                                           1,613,084
-------------------------------------------------------------------------------------
Financial Services  3.6%
      5,300      Americredit Corp.(a)                                        118,190
        840      BlackRock, Inc.(a)                                           36,120
     18,066      Citigroup, Inc.                                             856,328
      8,200      Eaton Vance Corp.                                           322,260
      3,600      Edwards (A.G.), Inc.                                        153,036
      4,000      Federal Home Loan Mortgage Corp.                            268,480
      4,400      Federal Signal Corp.                                        103,884
      2,700      Goldman Sachs Group, Inc.                                   234,846
      4,500      Household International, Inc.                               230,580
        500      Investors Financial Services Corp.                           34,800
      1,800      IPC Holdings Ltd., ADR (Bermuda)                             51,732
      2,700      Jeffries Group, Inc.                                        114,750
      4,000      Knight Trading Group, Inc.(a)                                40,440
      4,900      Lehman Brothers Holdings, Inc.                              317,373
      4,400      Merrill Lynch & Co.                                         224,312
      3,600      Morgan Stanley                                              198,000
      4,000      Philadelphia Consolidated Holding Corp.(a)                  166,680
      4,000      Principal Financial Group, Inc.(a)                          101,800
      2,100      Protective Life Corp.                                        60,480
      3,700      Raymond James Financial, Inc.                               124,024
        700      Silicon Valley Bancshares(a)                                 16,114
                                                                    ----------------
                                                                           3,774,229
-------------------------------------------------------------------------------------
Food & Beverage  0.6%
      2,000      Mettler-Toledo International, Inc.(a)                        94,200
      8,000      PepsiCo, Inc.                                               400,720
      7,800      Sara Lee Corp.                                              164,970
                                                                    ----------------
                                                                             659,890

    14                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Gaming  0.1%
        700      Argosy Gaming Co.(a)                               $         25,886
      3,800      Station Casinos, Inc.(a)                                     53,086
                                                                    ----------------
                                                                              78,972
-------------------------------------------------------------------------------------
Health Care  0.4%
      2,000      Anthem, Inc.(a)                                             106,400
      4,600      HCA, Inc.                                                   195,500
      3,800      Pediatrix Medical Group, Inc.(a)                            126,920
                                                                    ----------------
                                                                             428,820
-------------------------------------------------------------------------------------
Hotels  0.2%
        600      Four Seasons Hotels, Inc.                                    26,394
      3,400      Marriott International, Inc. (Class A Stock)                138,652
                                                                    ----------------
                                                                             165,046
-------------------------------------------------------------------------------------
Insurance  2.2%
      5,600      Allstate Corp.                                              180,656
      8,762      American International Group, Inc.                          649,702
        200      Amerus Group Co.                                              7,180
      3,000      Commerce Group, Inc.                                        103,800
      2,300      Lincoln National Corp.                                      118,450
      5,900      Old Republic International Corp.                            174,050
      2,400      Reinsurance Group of America, Inc.                           68,688
      7,100      The Hartford Financial Services Group, Inc.                 469,949
      2,300      Vesta Insurance Group, Inc.                                  16,376
      5,500      XL Capital Ltd. (Class A Stock)                             484,660
                                                                    ----------------
                                                                           2,273,511
-------------------------------------------------------------------------------------
Internet  0.1%
      3,800      Avocent Corp.(a)                                             95,038
      2,000      Webmethods, Inc.(a)                                          47,200
                                                                    ----------------
                                                                             142,238
-------------------------------------------------------------------------------------
Machinery & Equipment  0.2%
      1,600      Cognex Corp.(a)                                              38,560

    See Notes to Financial Statements                                     15

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      6,847      FMC Technologies, Inc.(a)                          $        108,525
      2,000      Milacron, Inc.                                               29,100
                                                                    ----------------
                                                                             176,185
-------------------------------------------------------------------------------------
Manufacturing  0.3%
      2,800      Advanced Energy Industries, Inc.(a)                          71,960
      1,100      Cuno, Inc.(a)                                                39,281
        500      Furniture Brands International, Inc.(a)                      18,385
      2,000      Harley-Davidson, Inc.                                       114,000
      4,000      Watsco, Inc.                                                 54,000
                                                                    ----------------
                                                                             297,626
-------------------------------------------------------------------------------------
Media  1.8%
      3,800      Acme Communications, Inc.(a)                                 25,650
      5,300      Entravision Common Corp.(a)                                  58,565
      3,700      Knight-Ridder, Inc.                                         230,325
     28,400      Liberty Corp.                                               369,200
      8,000      New York Times Co.                                          337,040
     15,200      Sinclair Broadcast Group, Inc. (Class A
                  Stock)(a)                                                  152,000
      3,800      Univision Communications, Inc. (Class A
                  Stock)(a)                                                  132,924
     13,740      Viacom, Inc.(a)                                             549,463
                                                                    ----------------
                                                                           1,855,167
-------------------------------------------------------------------------------------
Medical Products/Services  2.5%
      5,900      Abbott Laboratories                                         340,430
      4,200      Amgen, Inc.(a)                                              233,100
      2,600      Barr Laboratories, Inc.(a)                                  189,800
      4,700      Baxter International, Inc.                                  262,401
      4,100      Bristol-Myers Squibb Co.(a)                                 186,017
      2,900      Cerner Corp.(a)                                             140,360
      2,300      Cooper Companies, Inc.                                      107,755
      4,600      Diagnostic Products Corp.                                   180,458
      5,500      Genetech, Inc.(a)                                           271,975
      3,500      Lincare Holdings, Inc.(a)                                    93,030
      2,000      NDCHealth Corp.                                              63,460
      1,900      Ortec International, Inc.(a)                                 12,160

    16                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      3,700      Orthodontic Centers of America, Inc.(a)            $         95,645
      3,800      Quintiles Transnational, Corp.(a)                            60,876
      3,300      Sepracor, Inc.(a)                                           162,888
      2,400      Varian Medical Systems, Inc.                                 94,560
      2,700      Varian, Inc.(a)                                              95,040
      1,000      Wilson Greatbatch Technologies, Inc.(a)                      28,320
                                                                    ----------------
                                                                           2,618,275
-------------------------------------------------------------------------------------
Metals
      1,500      Cleveland-Cliffs, Inc.                                       26,100
-------------------------------------------------------------------------------------
Mining  0.4%
      7,500      Freeport-McMoRan Copper & Gold, Inc.
                  (Class A Stock)(a)                                         109,575
      2,700      Freeport-McMoRan Copper & Gold, Inc.
                  (Class B Stock)(a)                                          41,985
      8,400      Newmont Mining Corp.                                        183,456
      3,800      Stillwater Mining Co.(a)                                     59,508
                                                                    ----------------
                                                                             394,524
-------------------------------------------------------------------------------------
Miscellaneous Consumer  0.1%
      1,800      Stewart Enterprises, Inc. (Class A Stock)(a)                 10,872
      3,000      United Rentals, Inc.                                         63,750
                                                                    ----------------
                                                                              74,622
-------------------------------------------------------------------------------------
Networking  0.3%
     15,700      3Com Corp.(a)                                                93,886
      2,700      IXIA(a)                                                      31,050
     10,000      Oracle Corp.(a)                                             172,600
                                                                    ----------------
                                                                             297,536
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.3%
      5,400      Harris Corp.                                                188,946
     13,800      Xerox Corp.                                                 156,354
                                                                    ----------------
                                                                             345,300

    See Notes to Financial Statements                                     17

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas  1.3%
      2,400      Amerada Hess Corp.                                 $        147,264
      2,400      Cal Dive International, Inc.(a)                              55,560
      4,000      Chesapeake Energy Corp.(a)                                   23,560
      2,600      Diamond Offshore Drilling, Inc.                              74,828
      1,900      Energen Corp.                                                43,510
     19,600      McDermott International, Inc.(a)                            242,452
      4,700      Oneok, Inc.                                                  81,075
      7,100      Schlumberger, Ltd.                                          400,369
      1,300      Spinnaker Exploration Co.(a)                                 48,074
      2,200      Superior Energy Services, Inc.(a)                            20,240
      3,144      Total Fina, SA, ADR (France)                                221,212
                                                                    ----------------
                                                                           1,358,144
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  1.3%
      4,500      Conoco, Inc.                                                126,720
      4,200      ENSCO International, Inc.                                    99,960
      3,600      GlobalSantafe Corp.                                         102,240
        200      Hydril Co.(a)                                                 3,430
      3,500      Patterson-UTI Energy, Inc.(a)                                75,880
      7,000      Pioneer Natural Resources Co.                               121,940
      3,200      Stone Energy Corp.(a)                                       110,272
      5,700      Swift Energy Co.(a)                                         101,175
     10,200      Talisman Energy, Inc.                                       365,670
      9,900      Williams Companies, Inc.                                    175,032
      6,700      XTO Energy, Inc.                                            108,473
                                                                    ----------------
                                                                           1,390,792
-------------------------------------------------------------------------------------
Paper & Forest Products  0.6%
      4,000      Boise Cascade Corp.                                         142,400
        700      Domtar, Inc.                                                  7,315
      4,496      Georgia-Pacific Corp.                                       112,400
      3,800      International Paper Co.                                     158,764
      3,200      Pactiv Corp.(a)                                              57,600

    18                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      2,400      Temple-Inland, Inc.                                $        132,864
                                                                    ----------------
                                                                             611,343
-------------------------------------------------------------------------------------
Pharmaceuticals  1.2%
      4,400      Alpharma, Inc.                                              113,300
      6,000      American Home Products Corp.                                387,960
      4,700      K V Pharmaceutical Co.                                      131,835
     10,750      Pfizer, Inc.                                                447,953
      4,100      Pharmaceutical Product Development, Inc.(a)                 133,045
      1,700      Titan Pharmaceuticals, Inc.                                  11,900
                                                                    ----------------
                                                                           1,225,993
-------------------------------------------------------------------------------------
Real Estate Investment Trusts  0.5%
      1,000      Alexandria Real Estate Equities, Inc.                        40,450
        800      Boardwalk Equities, Inc.                                      5,864
      5,500      Carramerica Realty Corp.                                    161,810
      1,000      Colonial Properties Trust                                    31,990
      5,900      Equity Office Properties Trust                              169,861
      1,800      Security Capital Group, Inc.(a)                              45,810
      1,400      SL Green Realty Corp.                                        44,310
                                                                    ----------------
                                                                             500,095
-------------------------------------------------------------------------------------
Restaurants  0.3%
      3,900      Brinker International, Inc.(a)                              131,664
      1,300      CEC Entertainment, Inc.(a)                                   58,435
      2,200      Jack In The Box, Inc.(a)                                     61,600
      2,200      Outback Steakhouse, Inc.(a)                                  81,620
                                                                    ----------------
                                                                             333,319
-------------------------------------------------------------------------------------
Retail  2.4%
      5,100      Bed Bath & Beyond, Inc.(a)                                  176,358
      1,900      BJ's Wholesale Club, Inc.(a)                                 90,345
        950      Chico's Fas, Inc.(a)                                         28,452
      5,900      Federated Department Stores, Inc.(a)                        245,558
      3,700      Freds, Inc.                                                 159,433
      8,900      Home Depot, Inc.                                            445,801

    See Notes to Financial Statements                                     19

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
        400      Hot Topic, Inc.(a)                                 $         13,408
      6,500      Kohl's Corp.(a)                                             430,885
      2,200      Linens N Things, Inc.(a)                                     63,470
      4,000      Lowe's Companies, Inc.                                      184,280
      7,700      Tiffany & Co.                                               274,890
      6,400      Wal-Mart Stores, Inc.                                       383,872
                                                                    ----------------
                                                                           2,496,752
-------------------------------------------------------------------------------------
Semiconductors  1.1%
      3,000      Applied Materials, Inc.(a)                                  130,950
      2,200      ARM Holdings, PLC, ADR (United Kingdom)(a)                   31,570
        700      AXT, Inc.(a)                                                  7,700
      2,200      Emcore Corp.(a)                                              22,726
     13,300      Intel Corp.                                                 466,032
      1,900      KLA-Tencor Corp.(a)                                         108,832
        400      Nanometrics, Inc.(a)                                          7,508
      4,900      National Semiconductor Corp.(a)                             138,229
      2,200      Oak Technology, Inc.(a)                                      35,750
      4,400      Rudolph Technologies, Inc.(a)                               158,752
                                                                    ----------------
                                                                           1,108,049
-------------------------------------------------------------------------------------
Shipping/Shipbuilding  0.1%
      2,500      Teekay Shipping Corp.                                        86,475
-------------------------------------------------------------------------------------
Software  1.3%
      1,300      Adobe Systems, Inc.                                          43,810
        900      Ascential Software Corp.(a)                                   4,077
      3,300      Bindview Development Corp.(a)                                 9,240
      9,500      BMC Software, Inc.(a)                                       167,865
      4,400      Brio Technology, Inc.(a)                                     13,992
      2,200      HNC Software, Inc.(a)                                        35,970
      3,100      Keane, Inc.(a)                                               56,730
      1,500      Matrixone, Inc.(a)                                           22,095
      3,100      Micromuse, Inc.(a)                                           33,759

    20                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      9,700      Microsoft Corp.(a)                                 $        617,987
      3,300      National Instruments Corp.(a)                               127,512
      2,400      Precise Software Solutions Ltd.(a)                           59,880
        800      SAP AG, ADR (Germany)                                        28,048
      3,700      Sapient Corp.(a)                                             20,350
      7,400      Verity, Inc.(a)                                             138,602
                                                                    ----------------
                                                                           1,379,917
-------------------------------------------------------------------------------------
Telecommunications  1.6%
      4,900      Advanced Fibre Communications(a)                             85,015
      2,600      ALLTEL Corp.                                                144,248
      3,700      Anaren Microwave, Inc.(a)                                    59,200
      6,200      AT&T Corp.                                                  109,740
      6,695      AT&T Wireless Services, Inc.                                 76,992
      1,800      C&D Technologies, Inc.                                       37,620
      5,100      DDI Corp.(a)                                                 55,080
      5,400      General Motors Corp. (Class H Stock)(a)                      84,780
      2,000      Leap Wireless International, Inc.(a)                         23,380
     10,600      Nokia Corp., ADR (Finland)                                  248,570
      5,200      Powerwave Technologies, Inc.(a)                              95,888
      3,200      Sierra Wireless, Inc.(a)                                     54,400
      3,100      Sirenza Microdevices, Inc.(a)                                20,553
      5,000      Sprint - PCS Group(a)                                        81,900
      9,500      Sprint Corp.                                                168,150
      1,800      Verizon Communications, Inc.                                 83,430
      8,898      Vodafone Air Touch Group PLC, ADR (United
                  Kingdom)                                                   193,087
      6,100      Western Wireless Corp. (Class A Stock)(a)                    55,327
                                                                    ----------------
                                                                           1,677,360
-------------------------------------------------------------------------------------
Tobacco  0.6%
      5,800      Loews Corp. - Carolina Group(a)                             162,400
      7,100      Philip Morris Companies, Inc.                               355,781
      2,700      R.J. Reynolds Tobacco Holdings, Inc.                        161,325
                                                                    ----------------
                                                                             679,506

    See Notes to Financial Statements                                     21

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Transportation  0.2%
      4,400      Forward Air Corp.(a)                               $        127,600
     16,600      OMI Corp.(a)                                                 57,270
                                                                    ----------------
                                                                             184,870
-------------------------------------------------------------------------------------
Utilities  0.1%
        800      Newpower Holdings, Inc.(a)                                      368
      3,400      PNM Resources, Inc.                                          91,834
                                                                    ----------------
                                                                              92,202
-------------------------------------------------------------------------------------
Waste Management  0.3%
      7,000      Allied Waste Industries, Inc.(a)                             76,860
      4,100      Republic Services, Inc.(a)                                   71,340
      4,400      US Liquids, Inc.(a)                                          20,900
      5,300      Waste Management, Inc.                                      152,746
                                                                    ----------------
                                                                             321,846
                                                                    ----------------
                 Total common stocks (cost $37,646,818)                   39,148,424
                                                                    ----------------
PREFERRED STOCKS  0.2%
-------------------------------------------------------------------------------------
Cable
        500      CSC Holdings, Inc.
                  11.75%                                                      53,625
-------------------------------------------------------------------------------------
Oil & Gas Exploration/Production  0.1%
      4,700      Williams Companies, Inc.
                  9.00%                                                       99,875
-------------------------------------------------------------------------------------
Publishing  0.1%
      1,000      Primedia, Inc.
                  10.00%                                                      64,000
                                                                    ----------------
                 Total preferred stocks (cost $221,875)                      217,500
                                                                    ----------------

    22                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
CORPORATE BONDS  25.8%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.1%
B2              $       20       Alliant Techsystems, Inc., Sr.
                                  Sub. Notes,
                                  8.50%, 5/15/11                      $         21,000
Ba2                     35       Sequa Corp., Sr. Sub. Notes,
                                  9.00%, 8/1/09                                 33,950
                                                                      ----------------
                                                                                54,950
-------------------------------------------------------------------------------------
Airlines  0.7%
                                 AMR Corp., MTN,
B1                     100       10.40%, 3/10/11                                90,000
B1                       5       10.00%, 4/15/21                                 4,387
B1                     150       Notes,
                                  10.55%, 3/12/21                              131,041
B3                      75       Continental Airlines, Inc., Sr.
                                  Notes,
                                  8.00%, 12/15/05                               68,250
                                 Delta Air Lines, Inc., Notes,
Ba3                    200       6.65%, 3/15/04                                187,366
Ba3                     50       8.30%, 12/15/29                                41,835
                                 Northwest Airlines, Inc., Notes,
B2                      75       7.625%, 3/15/05                                67,500
B2                     100       8.70%, 3/15/07                                 87,000
Caa1                     5       United Airlines, Inc., Debs.,
                                  9.75%, 8/15/21                                 2,998
                                                                      ----------------
                                                                               680,377
-------------------------------------------------------------------------------------
Aluminum  0.1%
Ba3                     35       Century Aluminum Co., Sr. Sec'd
                                  Notes,
                                  11.75%, 4/15/08                               36,400
B1                      50       Collins & Aikman Products Co.,
                                  Sr. Notes,
                                  10.75%, 12/31/11                              50,500
Caa1                    35       United States Can Co., Sr. Sub.
                                  Notes,
                                  12.375%, 10/1/10                              19,950
                                                                      ----------------
                                                                               106,850

    See Notes to Financial Statements                                     23

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Automotive Parts  1.0%
B1              $      150       American Axle & Manufacturing ,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  9.75%, 3/1/09                       $        157,500
Ba2                     15       Autonation, Inc., Sr. Notes,
                                  9.00%, 8/1/08                                 15,600
Caa1                    50       Eagle Picher Industries, Inc.,
                                  Sr. Sub. Notes,
                                  9.375%, 3/1/08                                29,750
Caa1                    60       Motors & Gears, Inc.
                                  10.75%, 11/15/06                              55,800
Ba1                    200       Navistar International Corp., Sr.
                                  Notes,
                                  7.00%, 2/1/03                                199,000
Baa2                   500       TRW, Inc., Notes,
                                  8.75%, 5/15/06                               534,645
                                                                      ----------------
                                                                               992,295
-------------------------------------------------------------------------------------
Banks  0.2%
Ba2                    150       Sovereign Bancorp Inc., Sr. Notes,
                                  10.25%, 5/15/04                              162,000
B1                      30       Western Financial Bank, F.S.B.,
                                  Sub. Cap. Debs.,
                                  8.875%, 8/1/07                                27,604
                                                                      ----------------
                                                                               189,604
-------------------------------------------------------------------------------------
Building & Construction  0.4%
Ba1                    250       D.R. Horton Inc., Sr. Notes,
                                  7.875%, 8/15/11                              246,250
Ba3                     65       KB Home, Sr. Sub. Notes,
                                  8.625%, 12/15/08                              66,463
B3                     100       Nortek, Inc., Sr. Sub. Notes, Ser.
                                  B,
                                  9.875%, 6/15/11                              100,875
                                                                      ----------------
                                                                               413,588
-------------------------------------------------------------------------------------
Cable  1.9%
                                 Adelphia Communications Corp.,
                                  Notes,
B2                      65       10.25%, 6/15/11                                67,194

    24                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Sr. Notes,
B2              $      100       10.25%, 11/1/06                      $        103,250
Caa1                    50       Callahan Nordrhein Westfalen,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 7/15/05),
                                  16.00%, 7/15/10                                9,875
                                 Charter Communications Holdings,
                                  Sr. Disc. Notes,
                                 Zero Coupon (until 5/15/06),
B2                     420       11.75%, 5/15/11                               259,350
                                 Sr. Notes,
B2                      25       10.75%, 10/1/09                                26,156
B2                     200       10.00%, 5/15/11                               199,750
B3                      75       Coaxial Communications, Inc., Sr.
                                  Notes,
                                  10.00%, 8/15/06                               76,875
                                 CSC Holdings, Inc., Sr. Notes,
Ba1                    300       7.625%, 4/1/11                                296,395
                                 Sr. Sub. Debs.,
Ba3                    200       10.50%, 5/15/16                               219,500
B3                     500       Insight Communications, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 2/15/06),
                                  12.25%, 2/15/11                              311,250
Caa1                   100       International Wire Group, Inc.,
                                  Sr. Sub. Notes,
                                  11.75%, 6/1/05                                86,000
                                 Lin Holdings Corp., Sr. Disc.
                                  Notes,
                                 Zero Coupon (until 3/1/03),
Caa1                   115       10.00%, 3/1/08                                 83,950
                                 Zero Coupon (until 3/10/03),
Caa1                    20       10.00%, 3/1/08                                 12,450
B3                     125       Paxson Communications Corp.,
                                  Sr. Sub. Notes,
                                  10.75%, 7/15/08                              131,875

    See Notes to Financial Statements                                     25

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $       75       Star Choice Communications,
                                  Sr. Sec'd. Notes,
                                  13.00%, 12/15/05                    $         79,687
                                                                      ----------------
                                                                             1,963,557
-------------------------------------------------------------------------------------
Chemicals  0.9%
B2                      15       Acetex Corp., Sr. Notes,
                                  10.875%, 8/1/09                               15,150
B2                      75       Avecia Group PLC, Sr. Notes,
                                  11.00%, 7/1/09                                74,250
Baa3                   125       Ferro Corp., Sr. Notes,
                                  9.125%, 1/1/09                               128,511
Caa1                    55       Huntsman ICI Chemicals, Inc.,
                                  Sr. Sub. Notes,
                                  10.125%, 7/1/09                               50,600
                                 IMC Global, Inc., Notes,
Ba2                     35       6.50%, 8/1/03                                  34,518
                                 Sr. Notes, Ser. B,
Ba2                     20       10.875%, 6/1/08                                21,500
Ba2                     40       11.25%, 6/1/11                                 43,000
                                 ISP Chemco, Inc., Sr. Sub. Notes,
B2                     100       10.25%, 7/1/11                                104,000
                                 Sr. Sub. Notes, Ser. B,
B2                      60       10.25%, 7/1/11                                 62,400
B2                     220       Lyondell Chemical Co., Sr. Sub.
                                  Notes,
                                  10.875%, 5/1/09                              203,500
Ba1                     50       Millennium America, Inc., Sr.
                                  Notes,
                                  9.25%, 6/15/08                                51,869
B1                      12       NL Industries, Inc., Sr. Sec'd.
                                  Notes,
                                  11.75%, 10/15/03                              12,045
B3                     150       OM Group, Inc., Sr. Sub. Notes,
                                  9.25%, 12/15/11                              154,500
                                                                      ----------------
                                                                               955,843
-------------------------------------------------------------------------------------
Commercial Services  0.3%
Baa1                   300       Cox Enterprises, Inc., FRN,
                                  3.13%, 5/1/03                                300,297

    26                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $       50       Iron Mountain, Inc., Sr. Sub.
                                  Notes,
                                  8.625%, 4/1/13                      $         52,875
                                                                      ----------------
                                                                               353,172
-------------------------------------------------------------------------------------
Computer Services  0.5%
                                 Amkor Tech, Inc., Sr. Notes,
B1                      85       9.25%, 5/1/06                                  82,025
B1                      50       9.25%, 2/15/08                                 48,250
B1                     100       Echostar Broadband Corp., Sr.
                                  Notes,
                                  10.375%, 10/1/07                             106,500
Ba3                     75       Seagate Technology, Sub. Notes,
                                  13.50%, 11/15/07                              84,750
                                 Unisys Corp., Sr. Notes,
Ba1                    150       7.25%, 1/15/05                                147,000
Ba1                     50       8.125%, 6/1/06                                 50,375
                                                                      ----------------
                                                                               518,900
-------------------------------------------------------------------------------------
Containers  0.3%
Ba2                     10       Norampac, Inc., Sr. Notes,
                                  9.50%, 2/1/08                                 10,400
Caa3                    21       Packaged Ice, Inc., Sr. Notes,
                                  9.75%, 2/1/05                                 16,800
B2                     100       Radnor Holdings, Inc., Sr. Notes,
                                  10.00%, 12/1/03                               75,000
B3                      25       Riverwood International Corp., Sr.
                                  Notes,
                                  10.625%, 8/1/07                               26,438
B2                     150       Stone Container Corp., Sr. Notes,
                                  9.25%, 2/1/08                                160,500
                                                                      ----------------
                                                                               289,138
-------------------------------------------------------------------------------------
Electronics  0.4%
Ba2                    275       Flextronics International Ltd.,
                                  9.875%, 7/1/10                               297,000
B3                      75       Gentek, Inc., Gtd. Notes,
                                  11.00%, 8/1/09                                36,000
Ba3                     75       TNP Enterprises, Inc., Sr. Sub.
                                  Notes,
                                  10.25%, 4/1/10                                81,000
                                                                      ----------------
                                                                               414,000

    See Notes to Financial Statements                                     27

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Energy  0.9%
B1              $       15       AES Drax Energy Ltd., Sr. Sec'd.
                                  Notes, Ser. B
                                  11.50%, 8/30/10                     $          9,600
                                 Calpine Corp., Notes,
Ba1                    250       8.50%, 2/15/11                                202,500
                                 Sr. Notes,
Ba1                     50       8.75%, 7/15/07                                 42,049
Baa3                   100       Cogentrix Energy, Inc., Sr. Notes,
                                  8.75%, 10/15/08                              100,626
                                 Mirant Americas Generation LLC,
                                  Sr. Notes,
Baa3                   100       7.625%, 5/1/06                                 85,219
Ba1                     20       7.20%, 10/1/08                                 16,533
Baa3                   200       8.30%, 5/1/11                                 170,000
Caa2                   200       Southern California Edison Co.,
                                  Notes,
                                  4.43%, 5/1/02                                191,000
B2                     140       Stone Energy Corp., Sr. Sub.
                                  Notes,
                                  8.25%, 12/15/11                              140,700
                                                                      ----------------
                                                                               958,227
-------------------------------------------------------------------------------------
Financial Services  2.2%
B3                      15       Actuant Finance Corp., Sr. Sub.
                                  Notes,
                                  13.00%, 5/1/09                                16,950
Ba1                    125       Americredit Corp., Sr. Notes, Ser.
                                  B,
                                  9.875%, 4/15/06                              111,250
A2                     200       CIT Group , Inc.,
                                  FRN, MTN, Sr. Notes,
                                  2.32563%, 4/7/03                             200,815
A3                     600       Ford Motor Credit Corp.,
                                  7.50%, 3/15/05                               612,558
                                 General Motors Acceptance Corp.,
                                  Note,
A2                      70       6.875%, 9/15/11                                68,718
                                 MTN, FRN,
A2                     700       2.125%, 4/5/04                                679,829

    28                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Midland Funding Corp., Debs.,
Ba3             $       75       13.25%, 7/23/06                      $         86,184
                                 Sr. Sec'd. Note, Ser. A,
Ba3                    250       11.75%, 7/23/05                               272,137
Ba3                    100       Orion Power Holdings, Inc., Sr.
                                  Notes,
                                  12.00%, 5/1/10                               118,000
B2                     145       Stone Container Finance Co., Sr.
                                  Notes,
                                  11.50%, 8/15/06                              155,693
                                                                      ----------------
                                                                             2,322,134
-------------------------------------------------------------------------------------
Food & Beverage  0.1%
B3                      40       Agrilink Foods, Inc., Sr. Sub.
                                  Notes,
                                  11.875%, 11/1/08                              37,800
B2                      60       Great Atlantic & Pacific Tea,
                                  Inc., Notes,
                                  7.75%, 4/15/07                                58,650
Ba2                     50       Smithfield Foods, Inc., Sr. Notes,
                                  8.00%, 10/15/09                               52,125
                                                                      ----------------
                                                                               148,575
-------------------------------------------------------------------------------------
Gaming  1.1%
B2                      20       Argosy Gaming, Sr. Sub. Notes,
                                  9.00%, 9/1/11                                 21,200
                                 Circus Circus Enterprises, Inc.,
                                  Debs.,
Ba2                    100       6.70%, 11/15/96                                99,500
                                 Notes,
Ba2                    100       6.45%, 2/1/06                                  97,000
                                 Sr. Sub. Notes,
Ba3                    300       6.75%, 7/15/03                                298,875
B2                      75       Coast Hotels & Casinos, Inc.,
                                  Sr. Sub. Notes,
                                  9.50%, 4/1/09                                 78,750
B3                      25       Hollywood Casino Corp.,
                                  Sr. Sec'd. Notes,
                                  11.25%, 5/1/07                                27,625
Caa1                   100       Hollywood Park, Inc., Sr. Sub.
                                  Notes,
                                  9.25%, 2/15/07                                85,500

    See Notes to Financial Statements                                     29

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $       30       Horseshoe Gaming Holding Corp.,
                                  Sr. Sub. Notes,
                                  8.625%, 5/15/09                     $         31,200
                                 MGM Mirage, Inc., Sr. Notes,
Ba1                     10       8.50%, 9/15/10                                 10,317
                                 Sr. Sub. Notes,
Ba1                     10       8.375%, 2/1/11                                 10,113
                                 Park Place Entertainment Corp.,
                                  Sr. Notes,
Ba1                    200       7.50%, 9/1/09                                 196,293
                                 Sr. Sub. Notes,
Ba2                     20       9.375%, 2/15/07                                21,150
B3                      50       Premier Parks, Inc., Sr. Notes,
                                  9.75%, 6/15/07                                51,750
B2                     100       Station Casinos, Inc., Sr. Sub.
                                  Notes,
                                  9.875%, 7/1/10                               105,000
                                                                      ----------------
                                                                             1,134,273
-------------------------------------------------------------------------------------
Health Care  2.7%
B2                      75       Alaris Medical Systems, Inc.,
                                  Sr. Sec'd Notes,
                                  11.625%, 12/1/06                              82,312
Caa2                    50       Alaris Medical, Inc., Sr. Disc.
                                  Notes,
                                  Zero Coupon, (until 8/1/03)
                                  11.125%, 8/1/08                               33,000
Ba3                    150       Coventry Healthcare, Inc., Sr.
                                  Notes,
                                  8.125%, 2/15/12                              152,625
B3                      10       Hanger Orthopedic Group,
                                  Sr. Sub. Notes,
                                  11.25%, 6/15/09                                9,713
                                 HCA, Inc.,
Ba1                     60       9.00%, 12/15/14                                67,197
                                 MTN,
Ba1                    300       6.73%, 7/15/45                                303,628
                                 Notes,
Ba1                    450       7.125%, 6/1/06                                462,375
Ba1                    100       6.63%, 7/15/45                                100,589

    30                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba2             $      600       Healthsouth Corp., Sr. Sub. Notes,
                                  10.75%, 10/1/08                     $        651,000
NR                     350(b)    Integrated Health Services, Inc.,
                                  Sr. Sub. Notes,
                                  9.25%, 1/15/08                                 5,250
B2                      25       Lifepoint Hospitals Holdings,
                                  Inc.,
                                  Sr. Sub. Notes,
                                  10.75%, 5/15/09                               27,688
Aa2                    500       Long Island College Hosp., Rev.,
                                  FHA Mtge., Ser. B,
                                  8.90%, 8/15/30                               538,040
B3                     125       Magellan Health Services, Inc.,
                                  Sr. Sub. Notes,
                                  9.00%, 2/15/08                               104,375
B2                     100       Matria Healthcare, Inc., Sr.
                                  Notes,
                                  11.00%, 5/1/08                               103,750
B2                      45       Resources-Care, Inc., Sr. Notes,
                                  10.625%, 11/15/08                             45,225
B3                     100       Select Medical Corp., Sr. Sub.
                                  Notes,
                                  9.50%, 6/15/09                               101,500
B2                      50       Triad Hospitals, Sr. Sub. Notes,
                                  11.00%, 5/15/09                               55,500
                                                                      ----------------
                                                                             2,843,767
-------------------------------------------------------------------------------------
Industrials  0.2%
Ba1                     50       AES Drax Holdings Ltd.,
                                  Sr. Sec'd. Notes,
                                  10.41%, 12/31/20                              43,500
B3                     325       United International Holdings,
                                  Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 2/15/03),
                                  10.75%, 2/15/08                              130,000
                                                                      ----------------
                                                                               173,500
-------------------------------------------------------------------------------------
Insurance
B2                      85       Conseco, Inc., Sr. Notes,
                                  10.75%, 6/15/08                               46,325

    See Notes to Financial Statements                                     31

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Lodging  0.3%
B2              $       65       Extended Stay America, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 6/15/11                     $         67,275
                                 ITT Corp.,
                                  Debs.,
Ba1                    115       7.375%, 11/15/15                              103,859
                                 Notes,
Ba1                    100       6.75%, 11/15/05                                99,464
Ba3                     50       La Quinta Inns, Inc., Sr. Notes,
                                  7.25%, 3/15/04                                49,313
                                                                      ----------------
                                                                               319,911
-------------------------------------------------------------------------------------
Manufacturing  1.6%
B2                     100       Applied Extrusion Technologies,
                                  Sr. Notes,
                                  10.75%, 7/1/11                               103,250
B3                     110       Core Mark International, Inc.,
                                  Sr. Sub. Notes,
                                  11.375%, 9/15/03                             105,600
A3                   1,250       DaimlerChrysler N.A. Holdings
                                  Corp.,
                                  Sr. Notes,
                                  7.30%, 1/15/12                             1,265,712
Baa1                   250       Ford Motor Co., Notes,
                                  7.45%, 7/16/31                               233,598
                                                                      ----------------
                                                                             1,708,160
-------------------------------------------------------------------------------------
Media  1.3%
B3                     200       Ackerley Group, Inc.,
                                  Sr. Sub. Notes, Ser. B,
                                  9.00%, 1/15/09                               214,000
B1                     125       Alliance Atlantis Communications,
                                  Inc., Sr. Sub. Notes,
                                  13.00%, 12/15/09                             137,500
B2                     100       Canwest Media, Inc., Sr. Sub.
                                  Notes,
                                  10.625%, 5/15/11                             107,750

    32                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund

             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Fox Family Worldwide, Inc.,
                                  Sr. Disc. Notes,
Baa1            $      226       11.327%, 11/1/07                     $        246,011
                                 Sr. Notes,
Baa1                    15       9.25%, 11/1/07                                 16,200
B3                      50       Gray Communications Systems, Inc.,
                                  Sr. Sub. Notes,
                                  9.25%, 12/15/11                               51,250
B2                     250       Mediacom Broadband LLC, Sr. Notes,
                                  11.00%, 7/15/13                              275,000
B3                      50       Nextmedia, Inc., Sr. Sub. Notes,
                                  10.75%, 7/1/11                                52,750
B1                      50       Primedia, Inc., Sr. Notes.,
                                  8.875%, 5/15/11                               45,125
                                 Quebecor Media, Inc., Sr. Disc.
                                  Notes,
                                 Zero Coupon (until 7/15/06),
B2                     100       13.75%, 7/15/11                                63,250
                                 Sr. Notes,
B2                     100       11.125%, 7/15/11                              108,250
                                                                      ----------------
                                                                             1,317,086
-------------------------------------------------------------------------------------
Metals  0.2%
Ba1                    150       USEC, Inc., Sr. Notes,
                                  6.625%, 1/20/06                              140,574
Caa3                    40       WHX Corp., Sr. Sub. Notes,
                                  10.50%, 4/15/05                               22,400
                                                                      ----------------
                                                                               162,974
-------------------------------------------------------------------------------------
Mining  0.1%
B3                      65       Compass Minerals Group, Inc.,
                                  Gtd. Sr. Sub. Notes,
                                  10.00%, 8/15/11                               68,413
                                 Terex Corp., Sr. Sub. Notes,
B2                      30       10.375%, 4/1/11                                31,800
B2                      30       9.25%, 7/15/11                                 30,750
                                                                      ----------------
                                                                               130,963

    See Notes to Financial Statements                                     33

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Miscellaneous Services  1.0%
Ba2             $      300       Calair Capital Corp., Gtd. Sr.
                                  Notes,
                                  8.125%, 4/1/08                      $        240,000
B3                     100       Concentra Operating Corp.,
                                  Sr. Sub. Notes, Ser. B,
                                  13.00%, 8/15/09                              110,500
Ba2                    200       Fresenius Med. Care Cap Trust,
                                  Gtd. Notes,
                                  7.875%, 2/1/08                               199,000
                                 Service Corp. International, Inc.,
                                  Notes,
B1                     175       6.50%, 3/15/08                                151,375
B1                     175       6.30%, 3/15/20                                170,625
                                 Sr. Notes,
B1                      50       6.00%, 12/15/05                                44,375
Ba3                    150       Stena AB (Sweden), Sr. Notes,
                                  8.75%, 6/15/07                               139,500
B2                      20       Sun World International, Inc.,
                                  First Mtge. Notes, Ser. B,
                                  11.25%, 4/15/04                               19,175
                                                                      ----------------
                                                                             1,074,550
-------------------------------------------------------------------------------------
Networking
Baa2                    50       Nortel Networks Ltd., Notes,
                                  6.125%, 2/15/06                               42,564
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
Ba1                     65       Xerox Capital Europe PLC, Gtd.
                                  Notes,
                                  5.875%, 5/15/04                               57,335
Ba1                     50       Xerox Corp., Sr. Notes,
                                  9.75%, 1/15/09                                47,000
                                                                      ----------------
                                                                               104,335
-------------------------------------------------------------------------------------
Oil & Gas  1.0%
Baa2                   150       El Paso Energy Corp., MTN, Sr.
                                  Notes,
                                  7.75%, 1/15/32                               144,312

    34                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B1              $      140       Eott Energy Partners LP, Sr.
                                  Notes,
                                  11.00%, 10/1/09                     $        114,800
                                 Hanover Equipment, Sr. Sec'd
                                  Notes,
Ba3                    200       8.50%, 9/1/08                                 199,000
Ba3                     40       8.75%, 9/1/11                                  39,800
B2                      15       Houston Exploration Co., Sr. Sub.
                                  Notes,
                                  8.625%, 1/1/08                                15,150
B1                      25       Leviathan Gas Pipeline LP,
                                  Sr. Sub. Notes,
                                  10.375%, 6/1/09                               26,500
Baa3                   400       Limestone Electron, Sr. Sec'd.
                                  Notes,
                                  8.625%, 3/15/03                              398,536
B1                      35       Parker Drilling Co., Sr. Notes,
                                  Ser. D,
                                  9.75%, 11/15/06                               35,000
B2                      40       Swift Energy Co., Sr. Sub. Notes,
                                  10.25%, 8/1/09                                40,400
                                 Tesoro Petroleum Corp.,
                                  Sr. Sub. Notes,
B1                       5       9.625%, 11/1/08                                 5,062
                                 Ser. B,
B1                      35       9.00%, 7/1/08                                  35,875
                                                                      ----------------
                                                                             1,054,435
-------------------------------------------------------------------------------------
Paper & Packaging  0.2%
Ba1                     45       Caraustar Industries, Inc.,
                                  Sr. Sub. Notes,
                                  9.875%, 4/1/11                                46,350
Caa1                    20       Doman Industries Ltd. (Canada),
                                  Sr. Notes, Ser. B,
                                  9.25%, 11/15/07                                4,200
Ba2                    100       Norske Skog Canada Ltd. (Canada),
                                  Sr. Notes,
                                  8.625%, 6/15/11                              101,500
B1                     100       Silgan Holdings, Inc., Sr. Sub.
                                  Deb.,
                                  9.00%, 6/1/09                                103,000
                                                                      ----------------
                                                                               255,050

    See Notes to Financial Statements                                     35

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Pharmaceuticals  0.1%
B2              $       50       Bio Rad Labs, Inc., Sr. Sub.
                                  Notes,
                                  11.625%, 2/15/07                    $         55,000
-------------------------------------------------------------------------------------
Real Estate  0.8%
B2                      50       CB Richard Ellis Services, Inc.,
                                  Sr. Sub. Notes,
                                  11.25%, 6/15/11                               46,000
Ba3                    350       Felcor Suites LP, Gtd. Sr. Notes,
                                  7.375%, 10/1/04                              346,500
Ba3                    185       HMH Properties, Inc., Sr. Notes,
                                  7.875%, 8/1/08                               178,987
Ba3                    150       Host Marriott LP, Sr. Notes, Ser.
                                  H,
                                  9.50%, 1/15/07                               156,375
B1                     100       Intrawest Corp., Sr. Notes,
                                  10.50%, 2/1/10                               102,500
                                                                      ----------------
                                                                               830,362
-------------------------------------------------------------------------------------
Recreation  0.2%
B3                     150       Regal Cinemas Corp., Sr. Sub.
                                  Notes,
                                  9.375%, 2/1/12                               152,250
Ba2                     30       Royal Caribbean Cruises Ltd.,
                                  Notes,
                                  8.125%, 7/28/04                               28,005
                                                                      ----------------
                                                                               180,255
-------------------------------------------------------------------------------------
Restaurants  0.4%
B3                      60       Carrols Corp., Sr. Sub. Notes,
                                  9.50%, 12/1/08                                57,525
Ba1                    350       Tricon Global Restaurants, Inc.,
                                  Sr. Notes,
                                  8.875%, 4/15/11                              371,000
                                                                      ----------------
                                                                               428,525
-------------------------------------------------------------------------------------
Retail  0.5%
                                 Dillards, Inc., Notes,
Ba1                     50       6.125%, 11/1/03                                48,139
Ba1                     75       6.43%, 8/1/04                                  71,276

    36                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 Rite Aid Corp., Debs.,
Caa3            $       25       6.875%, 8/15/13                      $         11,750
Caa3                    25       7.70%, 2/15/27                                 12,500
                                 Notes,
Caa3                    50       6.00%, 12/15/05                                31,500
                                 Sr. Notes,
Caa2                   100       11.25%, 7/1/08                                 59,000
B1                     150       Saks, Inc., Notes,
                                  7.375%, 2/15/19                              103,500
Ba2                    150       Winn Dixie Stores, Inc., Sr.
                                  Notes,
                                  8.875%, 4/1/08                               144,750
                                                                      ----------------
                                                                               482,415
-------------------------------------------------------------------------------------
Schools  0.1%
B3                      80       Kindercare Learning Center, Inc.,
                                  Sr. Sub. Notes,
                                  9.50%, 2/15/09                                77,200
-------------------------------------------------------------------------------------
Semiconductors
B2                      45       Fairchild Semiconductor Corp.,
                                  Sr. Sub. Notes,
                                  10.50%, 2/1/09                                48,488
-------------------------------------------------------------------------------------
Sovereign Bonds  0.2%
Baa2                   200       State of Qatar, Sr. Notes,
                                  9.75%, 6/15/30                               236,500
-------------------------------------------------------------------------------------
Steel  0.1%
B1                      35       AK Steel Corp., Sr. Notes,
                                  9.125%, 12/15/06                              36,050
Ba3                     25       United States Steel LLC, Sr.
                                  Notes,
                                  10.75%, 8/1/08                                24,125
                                                                      ----------------
                                                                                60,175
-------------------------------------------------------------------------------------
Telecommunications  2.1%
Caa1                   110       American Tower Corp., Sr. Notes,
                                  9.375%, 2/1/09                                78,100
B3                     100       Crown Castle International Corp.,
                                  Sr. Notes,
                                  10.75%, 8/1/11                                87,000

    See Notes to Financial Statements                                     37

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B3              $       10       Dobson Communications Corp.,
                                  Sr. Notes,
                                  10.875%, 7/1/10                     $         10,100
B1                     300       Echostar DBS Corp., Sr. Notes,
                                  9.125%, 1/15/09                              307,500
B3                      40       Fairpoint Communications, Inc.,
                                  Sr. Sub. Notes,
                                  12.50%, 5/1/10                                40,000
Baa3                   175       Intermedia Communications, Inc.,
                                  Sr. Sub. Disc. Notes,
                                  Zero Coupon (until 3/1/04),
                                  12.25%, 3/1/09                               152,250
Caa3                    30       Level 3 Communications, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 12/1/03)
                                  10.50%, 12/1/08                                6,900
Ca                  100(b)       McleodUSA, Inc., Sr. Notes,
                                  11.375%, 1/1/09                               25,000
Ca                   58(b)       Netia Holdings BV (Poland),
                                  Gtd. Sr. Disc. Notes,
                                  11.25%, 11/1/07                                9,280
                                 Nextel Communications, Inc.,
                                  Sr. Disc. Notes,
                                  Zero Coupon (until 9/15/02),
B1                     230       10.65%, 9/15/07                               171,350
                                 Sr. Notes,
B1                     185       9.375%, 11/15/09                              135,512
                                 NTL Communications Corp., Sr.
                                  Notes,
                                  Zero Coupon (until 10/1/03),
Caa                    250       12.375%, 10/1/08                               78,750
Ba3                     85       Panamsat Corp., Notes,
                                  8.50%, 2/1/12                                 84,788
Baa3                    35       Rogers Wireless, Inc., Sr. Sec'd.
                                  Notes,
                                  9.625%, 5/1/11                                36,050
A1                     500       Singapore Telecommunications,
                                  Notes,
                                  7.375%, 12/1/31                              512,180

    38                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
B2              $      100       Telewest PLC, Sr. Disc. Debs.,
                                  11.00%, 10/1/07                     $         68,250
                                 Tritel PCS, Inc., Sr. Sub. Disc.
                                  Notes,
                                  Zero Coupon (until 5/15/04),
B3                      55       12.75%, 5/15/09                                47,300
B3                      50       10.375%, 1/15/11                               56,875
                                 Voicestream Wireless Corp.,
                                  Sr. Disc. Notes,
                                 Zero Coupon (until 11/15/04),
Baa1                    78       11.875%, 11/15/09                              69,212
                                 Sr. Notes,
Baa1                   163       10.375%, 11/15/09                             185,820
                                                                      ----------------
                                                                             2,162,217
-------------------------------------------------------------------------------------
Tobacco  0.1%
Ba3                     75       Dimon, Inc., Sr. Notes,
                                  9.625%, 10/15/11                              78,375
-------------------------------------------------------------------------------------
Utilities  0.8%
Ba1                    150       AES Corp., Sr. Notes,
                                  9.50%, 6/1/09                                132,000
A3                     400       Commonwealth Edison Co., First
                                  Mtge.,
                                  7.375%, 9/15/02                              410,716
Baa2                    15       El Paso Energy Partners LP,
                                  Sr. Sub. Notes,
                                  8.50%, 6/1/11                                 15,300
Baa3                    50       PSEG Energy Holdings,
                                  10.00%, 10/1/09                               53,760
Baa3                   100       Reliant Energy Mid Atlantic, Ser.
                                  C,
                                  9.681%, 7/2/26                               109,204
Ba2                    100       Western Resources, Inc., Notes,
                                  6.25%, 8/15/03                                97,093
                                                                      ----------------
                                                                               818,073
-------------------------------------------------------------------------------------
Waste Management  0.6%
                                 Allied Waste of North America,
                                  Inc.,
                                  Sr. Notes,
Ba3                     50       7.375%, 1/1/04                                 49,000

    See Notes to Financial Statements                                     39

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
Ba3             $      445       8.50%, 12/1/08                       $        453,900
Ba3                    150       7.875%, 1/1/09                                145,875
                                                                      ----------------
                                                                               648,775
                                                                      ----------------
                                 Total corporate bonds
                                  (cost $27,322,056)                        26,835,463
                                                                      ----------------
CONVERTIBLE BONDS  0.4%
-------------------------------------------------------------------------------------
Financial Services  0.4%
A3               Euro  500       Hellenic Finance Corp.,
                                  2.00%, 7/15/03                               437,997
-------------------------------------------------------------------------------------
Telecommunications
Baa2                    10       Nortel Networks Corp.,
                                  Gtd. Sr. Notes,
                                  4.25%, 9/1/08                                  9,663
                                                                      ----------------
                                 Total convertible bonds
                                  (cost $536,875)                              447,660
                                                                      ----------------
MORTGAGE-RELATED SECURITIES  4.2%
Aaa                    600       Bear Stearns Mortgage Securities,
                                  Inc.,
                                  Ser. 1997-7, Class A-9,
                                  7.00%, 2/25/28                               610,308
Aaa                    487       Credit Suisse First Boston
                                  Mortgage,
                                  Ser. 1999-WM1, Class M1,
                                  6.608%, 10/19/39                             487,931
AAAPound                59       GE Capital Mortgage Services,
                                  Inc.,
                                  Ser. 1999-15, Class 16,
                                  6.75%, 8/25/29                                59,100
Baa2                   288       Korea Asset Funding Ltd.,
                                  Ser. 2000-1A, Class 1,
                                  5.66%, 2/10/09                               294,640
Aaa                    500       Mellon Residential Funding Corp.,
                                  Ser. 1999, Class A-3,
                                  6.58%, 7/25/29                               518,141
Aaa                    500       Nationslink Funding Corp.,
                                  Ser. 1999-Sl, Class A-3,
                                  6.297%, 11/10/02                             514,418

    40                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

                Principal
Moody's         Amount
Rating          (000)            Description                          Value (Note 1)
--------------------------------------------------------------------------------------------
                                 PNC Mortgage Securities Corp.,
                                  Ser. 1995-2, Class A-4,
Aa1             $      161       6.75%, 6/25/16                       $        163,706
                                 Ser. 1999, Class A-3,
AAAPound               496       7.25%, 10/25/29                               517,423
                                 Ser. 1999-8, Class I A-5,
AAAPound               165       6.75%, 8/25/29                                165,323
Aaa                    732       Residential Funding Mortgage,
                                  Inc.,
                                  Ser. 1997 S-19, Class A-3,
                                  6.50%, 12/25/12                              747,797
Aaa                    294       Washington Mutual Mortgage
                                  Security,
                                  Ser. 2001-3, Class 2A-1,
                                  6.75%, 5/25/31                               300,442
                                                                      ----------------
                                 Total mortgage-related securities
                                  (cost $4,230,306)                          4,379,229
                                                                      ----------------
OTHER CORPORATE OBLIGATIONS  0.3%
Baa2                   300       United Mexican States (Mexico),
                                  MTN,
                                  8.30%, 8/15/31
                                  (cost $285,018)                              295,500
                                                                      ----------------
FOREIGN GOVERNMENT SECURITIES  3.0%
Principal
Amount
(000)          Description
-----------------------------------------------------------------------------------------
               Government of Germany,
  Euro   550   4.50%, 5/17/02                                               474,820
       1,316   4.75%, 12/13/02                                            1,144,878
               Government of Italy,
       1,300   6.25%, 3/1/02                                              1,121,445
               Government of Panama,
$        400   9.625%, 2/8/11                                               414,000
                                                                   ----------------
               Total foreign government securities (cost
                $3,251,229)                                               3,155,143
                                                                   ----------------

    See Notes to Financial Statements                                     41

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
MUNICIPAL BONDS, U.S. GOVERNMENT AGENCY AND SECURITIES  28.0%
$        400   Chicago Illinois Project & Refunding Ser. A
               5.00%, 1/1/41(c)                                    $        378,728
               Federal Home Loan Mortgage Corp.,
       1,113   10.00%, 5/15/20(c)                                         1,171,789
          68   6.70%, 8/1/23(c)                                              68,361
               Federal National Mortgage Association,
         302   6.50%, 5/1/06(c)                                             307,787
         531   5.00%, 4/1/14(c)                                             524,020
         212   8.00%, 8/25/22(c)                                            224,125
         500   7.50%, 8/1/29(c)                                             519,060
          32   7.50%, 11/1/29(c)                                             32,816
          59   7.50%, 3/1/30(c)                                              61,664
          86   7.50%, 6/1/30(c)                                              88,754
         459   7.50%, 10/1/30(c)                                            475,931
         504   7.50%, 12/1/30(c)                                            522,741
         270   7.50%, 1/1/31(c)                                             280,628
         698   7.50%, 5/1/31(c)                                             726,605
         893   7.50%, 1/1/32(c)                                             926,454
         360   5.231%, 5/1/36(c)                                            365,994
       1,600   5.50%, TBA(a)                                              1,580,000
       1,000   6.00%, TBA(a)                                              1,006,560
       2,000   7.50%, TBA(a)                                              2,075,620
               Georgia State Rd. & Twy. Auth. Rev.,
         200   5.00%, 3/1/21                                                199,140
               Government National Mortgage Association,
          54   5.66%, 9/20/22(c)                                             55,119
         372   7.50%, 12/15/28(c)                                           390,732
         361   6.00%, 1/15/29(c)                                            356,578
         493   6.00%, 2/15/29(c)                                            485,428
         577   6.00%, 5/15/29(c)                                            570,972
         427   6.00%, 8/15/29(c)                                            422,318
          32   7.50%, 9/15/29(c)                                             32,955
          29   7.50%, 11/15/29(c)                                            30,336
         307   8.50%, 2/20/30(c)                                            326,549
         350   8.50%, 5/20/30(c)                                            371,678
       1,409   8.50%, 6/15/30(c)                                          1,501,403

    42                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
$      1,062   8.50%, 8/15/30(c)                                   $      1,131,830
         577   8.50%, 9/15/30(c)                                            614,554
          81   8.50%, 10/15/30(c)                                            86,693
         105   8.50%, 1/15/31(c)                                            112,070
         777   7.50%, 8/15/31(c)                                            810,959
       1,000   7.50%, TBA(a)                                              1,037,812
         926   United States Department Veteran Affairs,
               6.836%, 1/15/30                                              942,982
               United States Treasury Bonds,
         400   12.00%, 8/15/13                                              557,312
       1,100   6.25%, 8/15/23                                             1,175,801
         700   5.25%, 11/15/28                                              661,934
               United States Treasury Bonds, (Principal Only),
       1,500   Zero Coupon, 2/15/15                                         712,680
       1,000   Zero Coupon, 11/15/18                                        371,040
               United States Treasury Notes,
         200   6.75%, 5/15/05                                               217,250
       1,500   5.75%, 11/15/05                                            1,583,910
         560   3.375%, 1/15/07, TIPS                                        567,752
         549   3.625%, 1/15/08, TIPS                                        560,567
       1,860   3.875%, 1/15/09, TIPS                                      1,919,825
                                                                   ----------------
               Total Municipal Bonds, U.S. Government Agency and
                Securities
                (cost $28,763,556)                                       29,145,817
                                                                   ----------------
               Total long-term investments (cost $102,257,733)          103,624,736
                                                                   ----------------
SHORT-TERM INVESTMENTS  11.4%
-------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY AND SECURITIES  1.5%
       1,500   Federal National Mortgage Association, Disc.
                Notes,
               1.72%, 2/15/02                                             1,498,996
               United States Treasury Notes,
          50   1.565%, 2/7/02                                                49,987
          15   1.61%, 2/7/02                                                 14,996
                                                                   ----------------
               Total U.S. Government Agency and Securities
                (cost $1,563,979)                                         1,563,979
                                                                   ----------------

    See Notes to Financial Statements                                     43

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Principal
Amount
(000)          Description                                         Value (Note 1)
-----------------------------------------------------------------------------------------
COMMERCIAL PAPER  0.6%
         300   PB Finance, Inc.,
               1.76%, 3/26/02                                      $        299,223
         300   Sprint Corp.,
               3.48%, 5/9/02                                                297,187
                                                                   ----------------
               Total commercial paper (cost $596,410)                       596,410
                                                                   ----------------
REPURCHASE AGREEMENTS  6.7%
         134   State Street Bank & Trust Co.
                0.25%, dated 1/31/02, due 2/1/02 in the amount
                of $134,001 (collateralized by $135,000 U.S.
                Treasury Notes, 4.250%, 3/31/03, value of the
                collateral including accrued interest is
                $139,807)                                                   134,000
       6,915   Joint Repurchase Agreement Account,
                1.93%, 2/1/02; Note 6                                     6,915,000
                                                                   ----------------
               Total repurchase agreements (cost $7,049,000)              7,049,000
                                                                   ----------------
MUTUAL FUND  2.6%

Shares
-----------------------------------------------------------------------------------------
   2,683,443   Prudential Core Investment Fund --
               Taxable Money Market Series
                (cost $2,683,443)                                         2,683,443
                                                                   ----------------
               Total short-term investments (cost $11,892,832)           11,892,832
                                                                   ----------------
OUTSTANDING CALL OPTION PURCHASED  0.1%
Description                                                        Contracts
--------------------------------------------------------------------------------------
U.S. Treasury Bonds
February 02 @ $93.81
 (cost $125,578)                                     9,000               106,146
                                                                ----------------
Total Investments  111.0%
 (cost $114,276,143; Note 5)                                         115,623,714
Liabilities in excess of other
 assets  (11.0%)                                                     (11,440,601)
                                                                ----------------
Net Assets  100%                                                $    104,183,113
                                                                ----------------
                                                                ----------------

    44                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

(a) Non-income producing security.
(b) Represents issuer in default on interest payments, non income producing security.
(c) All or a portion of security segregated as collateral for TBA.
(Pound) S&P rating.
AB--Aktiebolag (Swedish Stock Company).
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Corporation).
BV--Beloten Vennootschap (Dutch Company).
FHA--Federal Housing Administration.
FRN--Federal Rate Note.
LLC--Limited Liability Company.
LP--Limited Partnership.
MTN--Medium-Term Note.
N.V.--Naamloze Vennootschaap (Dutch Corporation).
PLC--Public Limited Company.
REIT--Real Estate Investment Trust.
SA--Societe Anonyme (French Corporation).
TBA--Securities purchased on a forward commitment basis.
TIPS--Treasury Inflation Protection Securities.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.
    See Notes to Financial Statements                                     45

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $114,276,143)                           $115,623,714
Foreign currency, at value (cost $1,799)                                   1,690
Receivable for investments sold                                        5,500,939
Interest and dividends receivable                                        820,178
Receivable for Fund shares sold                                          531,051
Deferred expenses and other assets                                           542
                                                                  ----------------
      Total assets                                                   122,478,114
                                                                  ----------------
LIABILITIES
Payable to custodian                                                       1,205
Payable for investments purchased                                     17,968,263
Accrued expenses and other liabilities                                    93,429
Distribution fee payable                                                  75,634
Payable for Fund shares reacquired                                        67,738
Management fee payable                                                    66,713
Due to broker--variation margin                                           21,672
Foreign withholding tax payable                                              347
                                                                  ----------------
      Total liabilities                                               18,295,001
                                                                  ----------------
NET ASSETS                                                          $104,183,113
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     10,614
   Paid-in capital in excess of par                                  105,447,127
                                                                  ----------------
                                                                     105,457,741
   Undistributed net investment income                                   143,300
   Accumulated net realized loss on investments                       (2,875,783)
   Net unrealized appreciation on investments                          1,457,855
                                                                  ----------------
Net assets, January 31, 2002                                        $104,183,113
                                                                  ----------------
                                                                  ----------------

    46                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($18,253,404 / 1,856,043 shares of beneficial interest
      issued and outstanding)                                              $9.83
   Maximum sales charge (5% of offering price)                               .52
                                                                  ----------------
   Maximum offering price to public                                       $10.35
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($67,819,181 / 6,912,745 shares of beneficial
      interest issued and outstanding)                                     $9.81
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($16,281,168 / 1,659,477 shares of beneficial interest
      issued and outstanding)                                              $9.81
   Sales charge (1% of offering price)                                       .10
                                                                  ----------------
   Offering price to public                                                $9.91
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($1,829,360 / 186,045 shares of beneficial
      interest issued and outstanding)                                     $9.83
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     47

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                  January 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest                                                         $  1,966,685
   Dividends (net of foreign withholding taxes of $1,157)                207,498
                                                                  ----------------
      Total income                                                     2,174,183
                                                                  ----------------
Expenses
   Management fee                                                        369,734
   Distribution fee--Class A                                              21,592
   Distribution fee--Class B                                             323,107
   Distribution fee--Class C                                              76,094
   Custodian's fees and expenses                                         176,000
   Transfer agent's fees and expenses                                     48,000
   Reports to shareholders                                                33,000
   Registration fees                                                      22,000
   Audit fee                                                              13,000
   Trustees' fees and expenses                                             8,000
   Legal fees                                                              5,000
   Miscellaneous                                                             659
                                                                  ----------------
      Total expenses                                                   1,096,186
                                                                  ----------------
Net investment income                                                  1,077,997
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized loss on:
   Investment transactions                                            (1,836,497)
   Foreign currency transactions                                        (150,581)
                                                                  ----------------
                                                                      (1,987,078)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                           676,071
   Financial futures contracts                                            24,062
   Foreign currencies                                                    (24,678)
                                                                  ----------------
                                                                         675,455
                                                                  ----------------
Net gain (loss) on investments                                        (1,311,623)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $   (233,626)
                                                                  ----------------
                                                                  ----------------

    48                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                    Six Months             Year
                                                      Ended               Ended
                                                 January 31, 2002     July 31, 2001
-------------------------------------------------------------------------------------
INCREASE (DECREASE)
IN NET ASSETS
Operations
   Net investment income                           $  1,077,997        $  2,463,855
   Net realized loss on investment and foreign
      currency transactions                          (1,987,078)           (767,154)
   Net change in unrealized
      appreciation/(depreciation) of
      investments and foreign currencies                675,455          (1,250,568)
                                                 ----------------    ----------------
   Net increase (decrease) in net assets
      resulting from operations                        (233,626)            446,133
                                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                          (202,393)           (576,487)
      Class B                                          (509,800)         (1,619,314)
      Class C                                          (120,460)           (390,857)
      Class Z                                           (16,868)            (42,134)
                                                 ----------------    ----------------
                                                       (849,521)         (2,628,792)
                                                 ----------------    ----------------
   Distributions from net realized gains on
      investment transactions
      Class A                                                --          (1,148,585)
      Class B                                                --          (3,624,125)
      Class C                                                --            (860,929)
      Class Z                                                --             (57,520)
                                                 ----------------    ----------------
                                                             --          (5,691,159)
                                                 ----------------    ----------------
Fund share transactions (net of share
   conversions) (Note 7)
   Net proceeds from shares sold                     18,789,958          41,841,390
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                     806,722           7,966,952
   Cost of shares reacquired                         (9,325,647)        (17,063,782)
                                                 ----------------    ----------------
   Net increase in net assets from Fund share
      transactions                                   10,271,033          32,744,560
                                                 ----------------    ----------------
Total increase                                        9,187,886          24,870,742
NET ASSETS
Beginning of year                                    94,995,227          70,124,485
                                                 ----------------    ----------------
End of year(a)                                     $104,183,113        $ 94,995,227
                                                 ----------------    ----------------
                                                 ----------------    ----------------
------------------------------
(a) Includes undistributed net investment
    income of                                      $    143,300        $         --
                                                 ----------------    ----------------

    See Notes to Financial Statements                                     49

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Asset Allocation Funds (the 'Trust') formerly Prudential Diversified Funds, is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three portfolios: Strategic Partners Conservative Growth Fund (the 'Fund'), Strategic Partners Moderate Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Conservative Growth Fund. The financial statements of the other portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), Pacific Investment Management Company, Franklin Advisers, Inc. and EARNEST Partners LLC are the Fund's 'Advisers'.

      The investment objective of the Fund is to provide current income and a reasonable level of capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of debt obligations and equity securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or the 'Manager'), formerly known as Prudential Investments Fund Management LLC, in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.
    50

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
                                                                          51

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on investments and foreign currencies transactions. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Swaps:    The Fund may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Fund's basis in the swap and the
    52

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

proceeds of the closing transaction, including fees. During the period that the swap agreement is open, the Fund may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income quarterly, and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      Options:    The Fund may either purchase or write options in order to
hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Fund currently owns or intends to purchase. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain
(loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Fund has realized a gain (loss).

      The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain
(loss) on investment transactions. Gain or loss on written options is presented separately as net realized gain (loss) on written option transactions.
                                                                          53

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Fund, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended January 31, 2002.

      PIMS has advised the Fund that it has received approximately $77,400 and $24,000 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended January 31, 2002.

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      PIMS has advised the Fund that for the six months ended January 31, 2002, it has received approximately $71,000 and $4,700 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly owned subsidiaries of The Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 3, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended January 31, 2002, the Fund incurred fees of approximately $42,000 for the services of PMFS. As of January 31, 2002 approximately $7,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the six months ended January 31, 2002, the Fund earned $4,969 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the six months ended January 31, 2002 aggregated $218,225,652 and $215,921,695, respectively.
                                                                          55

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      During the six months ended January 31, 2002, the Strategic Partners Conservative Growth Fund entered into financial futures contracts. Details of open contracts at January 31, 2002 are as follows:

                                                       Value at        Value at        Unrealized
Number of                              Expiration     January 31,       Trade         Appreciation/
Contracts             Type                Date           2002            Date        (Depreciation)
---------     ---------------------    -----------    -----------     ----------     ---------------
                 Long Positions:
                                       Mar. 2002      $ 3,493,875     $3,456,813        $  37,062
    33         10 yr. U.S. T-Notes
                                       Mar. 2002        4,795,500      4,808,500          (13,000)
    20                Euro
                                                                                     ---------------
                                                                                        $  24,062
                                                                                     ---------------
                                                                                     ---------------

Note 5. Distributions and Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized appreciation as of January 31, 2002 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Appreciation
------------     ------------     ------------     ------------
$115,593,127      $ 4,659,397      $ 4,628,810       $ 30,587


      For federal income tax purposes, the Fund has a capital loss carryforward as of July 31, 2001 of approximately $17,574 which expires in 2009. In addition, as of January 31, 2002, the Fund will elect to treat net capital losses of approximately $128,518 and net foreign currency losses of $71,317 incurred in the nine month period ended July 31, 2001 as having been incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of January 31, 2002, the Fund had a 1.71% undivided interest in the joint account. The undivided interest for the Fund represents $6,915,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
    56

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Greenwich Capital Markets, Inc., 1.94%, in the principal amount of $100,000,000, repurchase price $100,005,388, due 2/1/02. The value of the collateral including accrued interest was $102,000,582.

      Salomon Smith Barney, Inc., 1.92%, in the principal amount of $100,000,000, repurchase price $100,105,333, due 2/1/02. The value of the collateral including accrued interest was $102,033,515.

      Credit Suisse First Boston Inc., 1.93%, in the principal amount of $103,959,000, repurchase price $103,964,573, due 2/1/02. The value of the collateral including accrued interest was $106,036,480.

      J.P. Morgan, 1.93%, in the principal amount of $100,000,000, repurchase price $100,005,361, due 2/1/02. The value of the collateral including accrued interest was $102,000,336.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                    Shares         Amount
------------------------------------------------------   ----------    ------------
Six months ended January 31, 2002:
Shares sold                                                 345,240    $  3,384,969
Shares issued in reinvestment of dividends and
  distributions                                              19,682         191,732
Shares reacquired                                          (235,062)     (2,313,185)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                129,860       1,263,516
Shares issued upon conversion from Class B                   42,287         398,661
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               172,147    $  1,662,177
                                                         ----------    ------------
                                                         ----------    ------------

                                                                          57

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                    Shares         Amount
------------------------------------------------------   ----------    ------------
Year ended July 31, 2001:
Shares sold                                                 526,047    $  5,460,468
Shares issued in reinvestment of dividends and
  distributions                                             167,430       1,659,110
Shares reacquired                                          (459,254)     (4,715,631)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                234,223       2,403,947
Shares issued upon conversion from Class B                  136,971       1,400,032
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               371,194    $  3,803,979
                                                         ----------    ------------
                                                         ----------    ------------
Class B
------------------------------------------------------
Six months ended January 31, 2002:
Shares sold                                               1,120,820    $ 10,921,635
Shares issued in reinvestment of dividends and
   distributions                                             50,063         487,029
Shares reacquired                                          (478,063)     (4,640,144)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                692,820       6,768,520
Shares issued upon conversion into Class A                  (42,440)       (398,661)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               650,380    $  6,369,859
                                                         ----------    ------------
                                                         ----------    ------------
Year ended July 31, 2001:
Shares sold                                               2,768,777    $ 28,390,731
Shares issued in reinvestment of dividends and
   distributions                                            510,312       5,039,906
Shares reacquired                                          (845,336)     (8,664,381)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                              2,433,753      24,766,256
Shares issued upon conversion into Class A                 (137,334)     (1,400,032)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding             2,296,419    $ 23,366,224
                                                         ----------    ------------
                                                         ----------    ------------
Class C
------------------------------------------------------
Six months ended January 31, 2002:
Shares sold                                                 340,435    $  3,318,800
Shares issued in reinvestment of dividends and
  distributions                                              11,437         111,256
Shares reacquired                                          (165,558)     (1,617,408)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               186,314    $  1,812,648
                                                         ----------    ------------
                                                         ----------    ------------
Year ended July 31, 2001:
Shares sold                                                 669,736    $  6,832,248
Shares issued in reinvestment of dividends and
  distributions                                             118,345       1,169,251
Shares reacquired                                          (337,274)     (3,462,746)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               450,807    $  4,538,753
                                                         ----------    ------------
                                                         ----------    ------------

    58

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                    Shares         Amount
------------------------------------------------------   ----------    ------------
Six months ended January 31, 2002:
Shares sold                                                 118,654    $  1,164,554
Shares issued in reinvestment of dividends and
   distributions                                              1,715          16,705
Shares reacquired                                           (78,191)       (754,910)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding                42,178    $    426,349
                                                         ----------    ------------
                                                         ----------    ------------
Year ended July 31, 2001:
Shares sold                                                 113,224    $  1,157,943
Shares issued in reinvestment of dividends and
   distributions                                              9,991          98,685
Shares reacquired                                           (22,001)       (221,024)
                                                         ----------    ------------
Net increase (decrease) in shares outstanding               101,214    $  1,035,604
                                                         ----------    ------------
                                                         ----------    ------------

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited)

                                                         Class A
                                ----------------------------------------------------------
                                                                             November 18,
                                   Six Months        Year Ended July 31,        1998(a)
                                     Ended         -----------------------      Through
                                January 31, 2002      2001         2000      July 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE(d):
Net asset value, beginning of
period                              $   9.95        $  11.06     $  10.36       $ 10.00
                                    --------       ----------   ----------   -------------
Income from investment
operations
Net investment income                    .14             .37          .37           .19
Net realized and unrealized
   gain (loss) on investments
   and foreign currencies               (.15)           (.30)         .82           .35
                                    --------       ----------   ----------   -------------
      Total from investment
      operations                        (.01)            .07         1.19           .54
                                    --------       ----------   ----------   -------------
Less distributions
Dividends from net investment
   income                               (.11)           (.36)        (.37)         (.18)
Distributions from net
   realized capital gains                 --            (.82)        (.12)           --
                                    --------       ----------   ----------   -------------
      Total dividends and
      distributions                     (.11)          (1.18)        (.49)         (.18)
                                    --------       ----------   ----------   -------------
Net asset value, end of period      $   9.83        $   9.95     $  11.06       $ 10.36
                                    --------       ----------   ----------   -------------
                                    --------       ----------   ----------   -------------
TOTAL RETURN(b)                         (.04)%          1.00%       11.73%         5.34%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                               $ 18,253        $ 16,760     $ 14,514       $ 9,097
Average net assets (000)            $ 17,133        $ 15,985     $ 12,535       $ 6,157
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                      1.62%(c)        1.72%        1.73%         1.92%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                      1.37%(c)        1.47%        1.48%         1.67%(c)
   Net investment income                2.79%(c)        3.61%        3.46%         2.69%(c)
For Class A, B, C and Z
shares:
   Portfolio turnover rate               208%            334%         244%          180%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    60                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                         Class B
                                ----------------------------------------------------------
                                                                             November 18,
                                   Six Months        Year Ended July 31,        1998(a)
                                     Ended         -----------------------      Through
                                January 31, 2002      2001         2000      July 31, 1999
------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE(d):
Net asset value, beginning of
period                              $   9.93        $  11.05     $  10.35       $ 10.00
                                ----------------   ----------   ----------   -------------
Income from investment
operations
Net investment income                    .10             .29          .29           .14
Net realized and unrealized
   gain (loss) on investments
   and
   foreign currencies                   (.14)           (.29)         .82           .34
                                ----------------   ----------   ----------   -------------
      Total from investment
      operations                        (.04)             --         1.11           .48
                                ----------------   ----------   ----------   -------------
Less distributions
Dividends from net investment
income                                  (.08)           (.30)        (.29)         (.13)
Distributions from net
   realized capital gains                 --            (.82)        (.12)           --
                                ----------------   ----------   ----------   -------------
      Total dividends and
      distributions                     (.08)          (1.12)        (.41)         (.13)
                                ----------------   ----------   ----------   -------------
Net asset value, end of period      $   9.81        $   9.93     $  11.05       $ 10.35
                                ----------------   ----------   ----------   -------------
                                ----------------   ----------   ----------   -------------
TOTAL RETURN(b)                         (.42)%           .34%       10.89%         4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
(000)                               $ 67,819        $ 62,177     $ 43,838       $30,235
Average net assets (000)            $ 64,095        $ 52,433     $ 36,574       $19,308
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                      2.37%(c)        2.47%        2.48%         2.67%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                      1.37%(c)        1.47%        1.48%         1.67%(c)
   Net investment income                2.04%(c)        2.84%        2.70%         1.94%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     61

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                           Class C
                                  ---------------------------------------------------------
                                                                              November 18,
                                     Six Months       Year Ended July 31,        1998(a)
                                       Ended         ----------------------      Through
                                  January 31, 2002      2001        2000      July 31, 1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE(d):
Net asset value, beginning of
period                                $   9.93        $  11.05     $ 10.35       $ 10.00
                                      --------       ----------   ---------   -------------
Income from investment
operations
Net investment income                      .10             .29         .28           .14
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                     (.14)           (.29)        .83           .34
                                      --------       ----------   ---------   -------------
      Total from investment
      operations                          (.04)             --        1.11           .48
                                      --------       ----------   ---------   -------------
Less distributions
Dividends from net investment
income                                    (.08)           (.30)       (.29)         (.13)
Distributions from net realized
   capital gains                            --            (.82)       (.12)           --
                                      --------       ----------   ---------   -------------
      Total dividends and
      distributions                       (.08)          (1.12)       (.41)         (.13)
                                      --------       ----------   ---------   -------------
Net asset value, end of period        $   9.81        $   9.93     $ 11.05       $ 10.35
                                      --------       ----------   ---------   -------------
                                      --------       ----------   ---------   -------------
TOTAL RETURN(b)                           (.42)%           .34%      10.89%         4.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)       $ 16,281        $ 14,626     $11,301       $14,035
Average net assets (000)              $ 15,095        $ 12,763     $12,954       $12,039
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                        2.37%(c)        2.47%       2.48%         2.67%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                        1.37%(c)        1.47%       1.48%         1.67%(c)
   Net investment income                  2.04%(c)        2.84%       2.63%         1.91%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    62                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds
Strategic Partners Conservative Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                           Class Z
                                  ---------------------------------------------------------
                                                                              November 18,
                                     Six Months       Year Ended July 31,        1998(a)
                                       Ended         ----------------------      Through
                                  January 31, 2002      2001        2000      July 31, 1999
-------------------------------------------------------------------------------------------
PER SHARE OPERATING
PERFORMANCE(d):
Net asset value, beginning of
period                                 $ 9.95          $11.05      $ 10.37       $ 10.00
                                      -------        ----------   ---------   -------------
Income from investment
operations
Net investment income                     .15             .38          .35           .21
Net realized and unrealized gain
   (loss) on investments and
   foreign currencies                    (.14)           (.28)         .85           .35
                                      -------        ----------   ---------   -------------
      Total from investment
      operations                          .01             .10         1.20           .56
                                      -------        ----------   ---------   -------------
Less distributions
Dividends from net investment
income                                   (.13)           (.38)        (.40)         (.19)
Distributions from net realized
   capital gains                           --            (.82)        (.12)           --
                                      -------        ----------   ---------   -------------
      Total dividends and
      distributions                      (.13)          (1.20)        (.52)         (.19)
                                      -------        ----------   ---------   -------------
Net asset value, end of period         $ 9.83          $ 9.95      $ 11.05       $ 10.37
                                      -------        ----------   ---------   -------------
                                      -------        ----------   ---------   -------------
TOTAL RETURN(b)                           .09%           1.30%       11.84%         5.58%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)        $1,829          $1,432      $   471       $20,843
Average net assets (000)               $1,470          $  949      $12,354       $38,460
Ratios to average net assets:
   Expenses, including
      distribution and service
      (12b-1) fees                       1.37%(c)        1.47%        1.48%         1.67%(c)
   Expenses, excluding
      distribution and service
      (12b-1) fees                       1.37%(c)        1.47%        1.48%         1.67%(c)
   Net investment income                 3.01%(c)        3.78%        3.30%         2.89%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total return for periods of less than a full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     63

Strategic Partners Asset Allocation Funds

Getting the Most from your Mutual Fund

Some mutual fund shareholders won't ever read this--they don't read annual and semiannual reports. It's quite understandable. These annual and semiannual reports are prepared to comply with federal regulations, and are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

WE THINK THAT'S A MISTAKE
We've made some changes to our mutual funds report to make it easier to understand and more pleasant to read. We hope you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

PERFORMANCE AT A GLANCE
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "Performance at a Glance" page where we compare the Fund and the comparable average calculated by Lipper, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance. It gives you an idea of how much the Fund has earned in an average year for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in the returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. Please keep in mind that past performance is not indicative of future results.

                             www.strategicpartners.com     (800) 225-1852

INVESTMENT ADVISER'S REPORT
The portfolio manager, who invests your money for you, reports on successful--and not-so-successful--strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors, and any changes that are on the drawing board.

PORTFOLIO OF INVESTMENTS
This is where the report begins to appear technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the "Investment Adviser's Report" section that doesn't appear in this listing, because it was sold before the close of the reporting period.

STATEMENT OF ASSETS AND LIABILITIES
The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes), and net assets (the Fund's equity or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution--but remember that the money or new shares are being paid or issued to you. The net asset value fluctuates daily, along with the value of every security in the portfolio.

STATEMENT OF OPERATIONS
This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here--both realized and unrealized.

Strategic Partners Asset Allocation Funds

Getting the Most from your Mutual Fund

STATEMENT OF CHANGES IN NET ASSETS
This schedule shows how income and expenses translate into changes in net assets. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it (through dividends and distributions) and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

NOTES TO FINANCIAL STATEMENTS
This is the kind of technical material that can intimidate readers, but it does contain useful information. The notes provide a brief history and explanation of your Fund's objectives. In addition, they outline how Strategic Partners mutual funds prices securities. The notes also explain who manages and distributes the Fund's shares and, more important, how much they are paid for doing so. Finally, the notes explain how many shares are outstanding and the number issued and redeemed over the period.

FINANCIAL HIGHLIGHTS
This information contains many elements from prior pages, but on a per-share basis. It is designed to help you understand how the Fund performed, and to compare this year's performance and expenses to those of prior years.

INDEPENDENT ACCOUNTANT'S REPORT
Once a year, an independent accountant looks over our books and certifies that the financial statements are fairly presented in accordance with generally accepted accounting principles.

TAX INFORMATION
This is information that we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax adviser.

                             www.strategicpartners.com     (800) 225-1852

PERFORMANCE COMPARISON
These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as the return on a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad-based securities index as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the Fund--the index is a broad-based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors cannot invest directly in an index.

Strategic Partners Asset Allocation Funds

The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
     Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

                             www.strategicpartners.com     (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Franklin Advisers, Inc.
920 Park Place
San Mateo, CA 94403

Pacific Investment Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols      Nasdaq      CUSIP
Class A           PCGAX     86276X103
Class B           PBCFX     86276X202
Class C           PCCFX     86276X301
Class Z           PDCZX     86276X400

The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2002, were not audited and, accordingly, no opinion is expressed on them.

(Logo)

Fund Symbols     Nasdaq     CUSIP
Class A          PCGAX     86276X103
Class B          PBCFX     86276X202
Class C          PCCFX     86276X301
Class Z          PDCZX     86276X400

MFSP504E2     IFS-A069385

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

SEMIANNUAL REPORT JANUARY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS     (LOGO)

STRATEGIC PARTNERS
MODERATE GROWTH FUND

Objective: Seeks Capital Appreciation and a Reasonable Level of Current Income

This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners Moderate Growth Fund seeks capital appreciation and a reasonable level of current income. It invests in a diversified portfolio of stocks and fixed income securities. There can be no assurance that the Fund will achieve its investment objective.

Effective December 20, 2001, EARNEST
Partners assumed management responsibility for the Fund's small and mid-cap value sleeve.

ABSOLUTE RETURN, RELATIVE RETURN, AND DIVERSIFICATION
We evaluate an investment's performance in two ways. The first considers how much more
(or less) an investment is worth at the end of a reporting period. This is known as absolute performance. The second compares whether you did better (or worse) than the market average (the benchmark index) or the average return of comparable funds (the
Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the benchmark return for each asset class, and the relative performance of the fund's holdings in each asset class compared to its benchmark for that class.
If, for example, your fund has a substantial allocation to small-cap stocks, its absolute return will depend on how well small-cap stocks perform in general. It will also depend on the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their benchmarks than when they underperform them. This
"adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the
performance of your Asset Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return, even though the advisers' relative performance had a positive impact.

                        www.strategicpartners.com    (800) 225-1852

Semiannual Report    January 31, 2002

Cumulative Total Returns1                              As of 1/31/02

                                     Six      One     Three      Since
                                    Months    Year    Years    Inception2
Class A                             -2.60%    -8.50%    8.04%    15.56%
Class B                             -2.91     -9.15     5.45     12.61
Class C                             -2.91     -9.15     5.45     12.61
Class Z                             -2.41     -8.23     8.89     16.52
Lipper Multi-Cap Core Funds Avg.3   -5.86    -15.33     3.31     13.88
S&P 500 Index4                      -6.01    -16.14    -8.30      1.04

Average Annual Total Returns1                           As of 12/31/01

                    One     Three     Since
                    Year    Years   Inception2
    Class A        -9.17%   2.16%     3.55%
    Class B        -9.82    2.15      3.84
    Class C        -7.00    2.75      4.09
    Class Z        -4.10    4.20      5.54

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do
  not take into account sales charges. The
  average annual total returns do take into
  account applicable sales charges. The Fund
  charges a maximum front-end sales charge of
  5% for Class A shares. Class B shares are
  subject to a declining contingent deferred
  sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%,
  and 1% for six years. Approximately seven
  years after purchase, Class B shares will
  automatically convert to Class A shares on a
  quarterly basis. Class C shares are subject
  to a front-end sales charge of 1% and a CDSC
  of 1% for shares redeemed within 18 months
  of purchase. Class Z shares are not subject
  to a sales charge or distribution and
  service (12b-1) fees. The cumulative and
  average annual total returns in the tables
  above do not reflect the deduction of taxes
  that a shareholder would pay on fund
  distributions or following the redemption of
  fund shares.
2 Inception date: Class A, B, C, and Z,
  11/18/98.
3 The Lipper Average is unmanaged, and is
  based on the average return for all funds in
  each share class for the six-month, one-
  year, three-year, and since inception
  periods in the Lipper Multi-Cap Core Funds
  category. Funds in the Lipper Multi-Cap Core
  Funds Average invest in a variety of market
  capitalization ranges without concentrating
  75% of their equity assets in any one market
  capitalization range over an extended period
  of time. Multi-cap funds typically have
  between 25% and 75% of their assets invested
  in companies with market capitalizations (on
  a three-year weighted basis) above 300% of
  the dollar-weighted median market
  capitalization of the middle 1,000
  securities of the S&P SuperComposite 1500
  Index. Multi-cap core funds have more
  latitude in the companies in which they
  invest. These funds typically have an
  average price/earnings ratio, price-to-book
  ratio, and three-year sales-per-share growth
  value compared to the S&P SuperComposite
  1500 Index.
4 The Standard & Poor's 500 Composite Stock
  Price Index (S&P 500 Index) is an unmanaged
  index of 500 stocks of large U.S. companies.
  It gives a broad look at how stock prices
  have performed.
Investors cannot invest directly in an index.
The returns for the Lipper Average and the
S&P 500 Index would be lower if they
included the effect of sales charges or
taxes.
                                          1

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS               (LOGO)

                             March 13, 2002
DEAR SHAREHOLDER,
The six-month period ended January 31, 2002 was a very difficult one for investors.
Early in the period, investors' fear of an economic recession drove share prices down.
Bond prices rose because investors expected that the Federal Reserve (the Fed) would continue its monetary stimulus. Then two major shocks roiled the markets: the terrorist attacks of September 11 and the swift collapse of Enron, which led to a greater focus on issues of corporate management and financial reporting. Both events affected the results of investment strategies in unexpected ways.

The Strategic Partners Moderate Growth
Fund's very broad diversification helped to lessen the impact of these shocks. As a result, the Fund's overall return was significantly higher than the Lipper Multi-
Cap Core Funds Average. Of course, the
various investment advisers of the Fund
adjusted their holdings according to their interpretations of the changing environment, with results outlined in the following report.

We think that investors will benefit from the changes already triggered by Enron's bankruptcy. These include voluntary moves by financial services companies to reduce even the appearance of conflicts of interest, more transparent disclosure in corporate financial reports, stronger balance sheets
(less dependence on debt and elaborate
financing schemes), and a generally more critical view of ambitious claims. The underlying framework for investing is sound, and these changes will strengthen it further.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2002

INVESTMENT ADVISERS' REPORT

PERHAPS AN ECONOMIC TURNAROUND
Most of the six-month period ended January
31, 2002 presented a poor market
for large-cap stocks, with negative
returns for almost every economic sector of the Standard & Poor's Composite Stock Price
Index (S&P 500 Index). The exceptions were the consumer staples and materials sectors, which posted a small gain and essentially no net change, respectively. At the beginning of the period, it became increasingly apparent that the U.S. economy was slowing rapidly, and that corporate earnings were dropping even faster. The stock market began a steep decline in August. The terrorist attacks of September
11 affected individual industries such as hospitality, travel, and defense, but after the New York Stock Exchange reopened on
September 17, the plunge of the markets
continued for only a few more days.

In fact, quick intervention by the Fed and the U.S. government with monetary stimulus and promises of new spending served to convince many investors that economic recovery would come soon. In response, the stock market, particularly growth stocks, rose very rapidly in the fourth quarter of 2001. Through December, the Fed continued to drive interest rates down. Long-term rates were less responsive than short-term rates because investors expected that an improving economy and a resurgence of federal borrowing would push interest rates up again before long. This optimistic view also gradually raised the price of corporate bonds compared to Treasuries through most of the period.

However, as the bankruptcy of Enron (a large energy-trading firm whose rapid growth had been widely admired) attracted increasing attention in January, the price of corporate bonds fell. The decline especially affected the bonds of companies that were in the energy industry, were heavily indebted, or whose financial reports were thought to be unclear. The price of Treasury bonds, widely considered a safe haven, held up better.

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2002

Both stock and bond investors became more cautious in January 2002, the last month of our reporting period in the wake of Enron's bankruptcy, as profitability remained low.
The cause of the bankruptcy appears to have been extensive borrowing in order to finance purchases of energy assets. When energy prices fell, the company was no longer able to service its debt. The mechanisms that are expected to protect shareholders' investments failed. (The Fund had a very small exposure to Enron in its large-cap value holdings, which did not keep those holdings from substantially outperforming their large-cap value benchmark; there was no exposure in the Fund's bond holdings.)

In the wake of Enron's collapse, analysts and investors increased their scrutiny of the financial strength of all firms, and particularly of other companies that trade energy. Concern grew about the health of the banks and other financial institutions that had lent to the industry. The media's focus on the unravelling developments further depressed interest in stock investing.
Energy stocks, which already were hurt by reduced demand, were hit again, and were among the poorer performers over the period.

Another particularly poor performing sector was telecommunications service providers, as there were no signs yet that the surplus cable capacity that triggered the slowdown in capital investment in 2000 and resulted in this bear market had been absorbed.

THE FUND OUTPERFORMED ITS Peer group...
The Fund's core bond and large-cap value
holdings were primarily responsible for its
outperformance. Twenty percent of its assets
are invested in core bonds, one of only two
of the Fund's asset classes to rise over the
reporting period. This benefit was improved
slightly by the Fund's advisers. They
positioned its core bond holdings to benefit
from the continued decline in interest rates
generally, and particularly from the larger
decline in short-term rates. Moreover, its
focus on high-quality bonds (those of issuers
whose ability to service their debt was most
certain) minimized the impact of
                      www.strategicpartners.com     (800) 225-1852

Asset Class Index Returns

           (CHART)

Source: Prudential Investments LLC, Lipper
Inc., and Lehman Brothers.

The performance cited does not represent the performance of the Strategic Partners
Moderate Growth Fund. Past performance is not indicative of future results. Investors cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation.
Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises
those securities in the Russell 1000 Index with a greater-than-average growth orientation.
Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index is an
unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an
unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International
Europe, Australia, and Far East Index (MSCI
EAFE Index) is an unmanaged, weighted index of performance that reflects stock price movements in Europe, Australasia, and the Far East.

The Lehman Brothers Aggregate Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity. The Lehman Brothers Aggregate
Index gives a broad look at how short- and intermediate-term bonds have performed.

The Lehman Brothers High Yield Bond Index
is an unmanaged index of fixed-rate,
noninvestment-grade debt securities with at
least one year remaining to maturity. The
Lehman Brothers High Yield Bond Index gives
a broad look at how high yield (junk) bonds
have performed.
                                         5

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2002

defaults and bankruptcies in the weak
economy. Some of these benefits were offset by an underweight in corporate bonds, which reduced the impact of the improvement in that sector over most of the period.

Although large-cap value stock was a poor performing asset class over this reporting period, the Fund's holdings outperformed their benchmark, the Russell 1000 Value
Index. We were lightly exposed to some of the poorest performing media stocks--AOL Time
Warner, Viacom, and Disney--and missed the worst of their performance. We added to our positions when the stocks were very inexpensive, and benefited from their subsequent upward bounce. These holdings made positive contributions--or neutral, in the case of Disney--to the Fund's return. In addition, positive contributions came from the Fund's holdings (in the aggregate) in the information technology sector and from several quite different investments in the financial sector--Citigroup (financial conglomerate), XL Capital (insurance), and
Goldman Sachs Group (investment banking).
Although the steep decline of the large-cap value stock asset class meant that, overall, the Fund's holdings in this group detracted from its return, its advisers kept the impact minimal. This helped the Fund's performance relative to other funds with some large-cap value holdings.

The Fund's performance relative to its
Lipper peer group also benefited from its allocations to small/mid-cap value stocks and high yield bonds. Its holdings in these asset classes had neither significant positive nor negative impacts on its return.
Over a period when most stocks had
substantial declines, the neutral impact of these holdings was a benefit.

....BUT STILL HAD A NEGATIVE RETURN
The largest detractors from the Fund's
return came from the 20% of its assets in large-cap growth stocks, and the much larger decline in its 10% allocation to the international equity markets.

                         www.strategicpartners.com    (800) 225-1852

The Fund's large-cap growth benchmark
declined, but our holdings in the asset
class fell farther, in part because of an investment in Halliburton. Halliburton, an oil service company that is well positioned to benefit from a global economic recovery, had purchased another firm that turned out to have an exposure to asbestos litigation.
This legal uncertainty hurt Halliburton's share price. In addition, the Fund suffered from the sharp impact of falling advertising spending on its media growth holdings-- including Viacom, AOL Time Warner, and
Liberty Media--and from the impact of
September 11 on travel. The hiatus in travel spending--a result of the airplane hijackings and the inconvenience that followed because of security precautions--hurt the Fund's holdings in American Express and Starwood
Hotels & Resorts Worldwide.

The economic downturn also hurt the Fund's international stocks, the worst performing of its asset classes. The Fund's holdings moderately under-performed their benchmark because its advisers' value strategy is to identify companies that have viable products, but whose bloated cost structures are hurting their profitability, and whose managements are committed to improving the profit situation. An economic downturn makes it much more difficult for managements to implement major restructurings successfully.
HMV Group and the Fund's Japanese holdings were particularly affected.

The Fund's small and mid-cap growth stocks also had a negative impact, albeit a small one. Although the benchmark for this asset class had a moderate decline, the impact was mitigated by the Fund's small allocation to this class and by the above-benchmark return of its holdings. Its advisers re-invested in technology, media, business services, and lodging stocks throughout
2001, particularly during market pullbacks such as the one in late September. Although these stocks declined through much of the reporting period, they performed well in the fourth quarter of 2001, and the Fund benefited from its late September purchases.

Strategic Partners Moderate Growth Fund Management Team

Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund

Semiannual Report    January 31, 2002

WHAT IS AN ASSET ALLOCATION FUND
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities, reducing the impact of any one security on your return. In addition, if you diversify your investments among asset classes and investment styles-- between stocks and bonds, value and growth stocks, and investment-grade and high yield bonds--it is less likely that all the securities you own will move in the same direction at one time. Strategic Partners
Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time. In addition, when we rebalance the Strategic
Partners Moderate Growth Fund to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

REBALANCING
The Strategic Partners Moderate Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This keeps your risk exposure from changing too much. Forcing us to sell high may also increase our average selling price over time.

Although an individual investor can
diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic
Partners Moderate Growth Fund. Moreover, calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Strategic Partners Asset
Allocation Funds do it all for you.

                   www.strategicpartners.com    (800) 225-1852

Glossary of Terms
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Bonds are loans to a company, government, or agency. They carry a fixed interest rate, or one that varies according to the terms specified in the bond. They have a maturity date at which they must be repaid. Generally, bond prices fluctuate with current interest rates and with events that affect the debtor's prospects of repaying the loan. Money market instruments are short-term loans that mature in 13 months or less. Bonds and money market instruments are called fixed income securities. High yield bonds are also known as "junk bonds." They are subject to greater risk of loss of principal and interest, including default risk, than higher-rated bonds.

Strategic Partners Moderate Growth Fund Diversification Target

              (CHART)
                                                    9

                           SEMIANNUAL REPORT JANUARY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS         (LOGO)

STRATEGIC PARTNERS
MODERATE GROWTH FUND

                                       Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  94.3%
Common Stocks  61.0%
-------------------------------------------------------------------------------------
Advertising  0.8%
     18,300   Lamar Advertising Co.                               $        663,741
     13,300   Omnicom Group, Inc.                                        1,162,021
                                                                  ----------------
                                                                         1,825,762
-------------------------------------------------------------------------------------
Aerospace/Defense  0.6%
     47,000   British Aerospace PLC (United Kingdom)(a)                    225,845
      9,600   Northrop Grumman Corp.                                     1,071,456
      1,400   United Defense Industries, Inc.                               35,000
                                                                  ----------------
                                                                         1,332,301
-------------------------------------------------------------------------------------
Agricultural Products  0.1%
      6,400   Bunge Ltd.                                                   123,840
      7,000   IMC Global, Inc.                                              94,850
                                                                  ----------------
                                                                           218,690
-------------------------------------------------------------------------------------
Airlines  0.4%
     12,800   Atlantic Coast Airlines Holdings, Inc.(a)                    350,080
     15,400   Delta Air Lines, Inc.                                        486,794
                                                                  ----------------
                                                                           836,874
-------------------------------------------------------------------------------------
Audio/Visual  0.2%
      8,900   Harman International Industries, Inc.                        420,258
-------------------------------------------------------------------------------------
Auto & Truck  0.7%
      1,000   Borg-Warner Automotive, Inc.                                  55,400
      8,900   Navistar International Corp.(a)                              347,189
     57,000   Nissan Motor Co., Ltd. (Japan)(a)                            303,812
      2,700   Oshkosh Truck Corp.                                          147,150
     23,900   Toyota Motor Corp.                                           616,393
                                                                  ----------------
                                                                         1,469,944
-------------------------------------------------------------------------------------
Banking  2.4%
     33,700   ABN AMRO Holding NV, ADR                                     584,037
     19,500   Allied Irish Banks PLC (Ireland)                             224,121

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      9,000   Astoria Financial Corp.                             $        261,090
     20,100   Bank One Corp.                                               753,750
     31,200   Bankunited Financial Corp.                                   492,024
      6,060   Banque Nationale de Paris (France)                           563,460
      6,720   Bayerische Vereinsbank AG (Germany)                          205,904
      4,700   Commerce Bancorp, Inc.                                       191,525
      8,200   Golden State Bancorp, Inc.(a)                                233,208
     54,900   HSBC Holdings PLC (United Kingdom)(a)                        615,290
     29,400   Overseas-Chinese Banking Corp. Ltd. (Singapore)              206,538
     31,900   Sao Paolo Imi SpA (Italy)                                    308,142
      2,000   Silicon Valley Bancshares(a)                                  46,040
     48,000   Sumitomo Trust & Banking Co. Ltd. (Japan)                    151,783
      6,300   UBS AG (Switzerland)                                         285,225
     26,896   United Overseas Bank, Ltd. (Singapore)                       218,241
                                                                  ----------------
                                                                         5,340,378
-------------------------------------------------------------------------------------
Building & Construction  0.6%
     11,300   CRH PLC (Ireland)                                            177,156
     14,500   D.R. Horton, Inc.                                            542,880
     28,100   Hovnanian Enterprises, Inc.                                  596,844
                                                                  ----------------
                                                                         1,316,880
-------------------------------------------------------------------------------------
Chemicals  0.7%
      9,000   Akzo Nobel NV (Netherlands)                                  386,100
      4,000   FMC Corp.(a)                                                 144,000
      4,700   Minerals Technologies, Inc.                                  220,947
     37,100   Nova Chemicals Corp.                                         745,339
      5,400   Solutia, Inc.                                                 48,006
                                                                  ----------------
                                                                         1,544,392
-------------------------------------------------------------------------------------
Commercial Services  0.4%
      4,000   Administaff, Inc.                                             90,440
      8,200   Kelly Services, Inc.                                         179,744
      3,600   PDI, Inc.                                                     60,660
      7,000   Plexus Corp.(a)                                              170,450
     11,800   Quintiles Transnational Corp.                                189,036
      6,700   Resources Connection, Inc.(a)                                175,540
                                                                  ----------------
                                                                           865,870

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Computers  1.8%
     31,600   Compaq Computer Corp.                               $        390,260
     26,500   Dell Computer Corp.(a)                                       728,485
     37,800   Hewlett-Packard Co.                                          835,758
     18,500   International Business Machines Corp.                      1,995,965
      6,764   Maxtor Corp.(a)                                               44,642
                                                                  ----------------
                                                                         3,995,110
-------------------------------------------------------------------------------------
Computer Services  1.3%
      7,800   Advanced Digital Information(a)                              130,650
     10,100   Catapult Communications Corp.(a)                             246,440
     46,200   Cisco Systems, Inc.(a)                                       914,760
      6,700   Inforte Corp.(a)                                              67,000
     10,800   Jack Henry & Associates, Inc.(a)                             235,224
      4,600   MatrixOne, Inc.(a)                                            67,758
     11,300   Sapient Corp.(a)                                              62,150
     49,200   Sun Microsystems, Inc.(a)                                    529,392
     10,100   Synopsys, Inc.(a)                                            523,988
                                                                  ----------------
                                                                         2,777,362
-------------------------------------------------------------------------------------
Computer Software & Services  1.9%
     10,100   BindView Development Corp.(a)                                 28,280
     26,300   BMC Software, Inc.(a)                                        464,721
     13,500   Brio Technology, Inc.(a)                                      42,930
      6,700   HNC Software, Inc.(a)                                        109,545
      9,400   Keane, Inc.(a)                                               172,020
     10,800   Micromuse, Inc.                                              117,612
     27,700   Microsoft Corp.(a)                                         1,764,767
     10,100   National Instruments Corp.                                   390,264
     28,600   Oracle Corp.(a)                                              493,636
      6,200   Precise Software Solutions Ltd.(a)                           154,690
      2,200   SAP AG, ADR                                                   77,132
     23,100   Verity, Inc.(a)                                              432,663
                                                                  ----------------
                                                                         4,248,260

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Consumer Products  1.7%
     27,100   Gillette Co.                                        $        902,430
      5,700   Harley-Davidson, Inc.                                        324,900
      9,200   Loews Corp.                                                  556,140
     21,300   Philip Morris Co., Inc.                                    1,067,343
      7,433   R.J. Reynolds Tobacco Holdings, Inc.                         444,122
     13,400   Tabacalera SA, Ser. A                                        215,731
      2,700   The Princeton Review, Inc.                                    21,600
      5,600   The Scotts Co. (Class A)(a)                                  266,504
                                                                  ----------------
                                                                         3,798,770
-------------------------------------------------------------------------------------
Consumer Services  0.7%
     21,900   Allied Waste Industries, Inc.                                240,462
      3,400   Ebay, Inc.(a)                                                200,668
        700   NCO Group, Inc.                                               15,806
     12,900   Republic Services, Inc.                                      224,460
      6,000   Service Corp. International(a)                                30,600
      5,600   Stewart Enterprises, Inc.                                     33,824
      9,500   United Rentals, Inc.(a)                                      201,875
     13,500   US Liquids, Inc.                                              64,125
     14,500   Waste Management, Inc.                                       417,890
                                                                  ----------------
                                                                         1,429,710
-------------------------------------------------------------------------------------
Data Processing/Management  0.3%
     10,000   Global Payments, Inc.                                        359,200
     10,800   ProBusiness Services, Inc.(a)                                192,780
                                                                  ----------------
                                                                           551,980
-------------------------------------------------------------------------------------
Diversified Manufacturing  2.2%
      4,800   Cognex Corp.                                                 115,680
      6,100   Crane Co.                                                    144,082
      3,400   CUNO, Inc.(a)                                                121,414
     14,200   Diagnostic Products Corp.                                    557,066
     13,800   Federal Signal Corp.                                         325,818
     33,900   General Electric Co.                                       1,259,385
     24,000   Hutchison Whampoa, Ltd. (Hong Kong)                          222,335
      4,400   Minnesota Mining & Manufacturing Co.                         487,520

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      9,800   Pactiv Corp.(a)                                     $        176,400
      6,100   Pentair, Inc.                                                215,330
      4,900   Roper Industries, Inc.                                       244,951
      5,500   The Valspar Corp.                                            230,505
      8,550   Veba AG (Germany)                                            437,387
     12,600   Watsco, Inc.                                                 170,100
      3,100   Wilson Great Batch Technologies, Inc.                         87,792
                                                                  ----------------
                                                                         4,795,765
-------------------------------------------------------------------------------------
Diversified Operations  0.2%
     11,600   CP HOLDRS                                                    457,852
-------------------------------------------------------------------------------------
Electronics  0.6%
      3,100   Cymer, Inc.                                                  113,863
     16,200   General Motors Corp. (Class H)(a)                            254,340
     20,456   Koninklijke (Royal) Philips Electronics NV
               (Netherlands)                                               556,160
      7,500   Sony Corp. (Japan)                                           329,109
                                                                  ----------------
                                                                         1,253,472
-------------------------------------------------------------------------------------
Electronic Components  1.7%
      3,300   Broadcom Corp.(a)                                            140,151
      2,200   Caliper Technologies Corp.                                    30,910
      9,400   Credence Systems Corp.(a)                                    148,614
      2,000   CTS Corp.                                                     30,200
     15,500   DDI Corp.(a)                                                 167,400
      6,700   Emcore Corp.                                                  69,211
     10,600   Gentex Corp.(a)                                              315,456
     49,000   Hitachi, Ltd.                                                307,325
     30,700   Ingram Micro, Inc.                                           552,600
      5,800   Novellus Systems, Inc.(a)                                    247,718
     14,700   Pioneer-Standard Electronics, Inc.                           185,661
     14,800   Power-One, Ltd.(a)                                           146,964
      6,800   STMicroelectronics NV (France)                               212,908
     31,400   Texas Instruments, Inc.                                      979,994
      6,700   Trimble Navigation, Ltd.(a)                                  100,634
                                                                  ----------------
                                                                         3,635,746

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Financial Services  6.0%
     10,000   A.G. Edwards, Inc.                                  $        425,100
      1,800   Acom Co., Ltd. (Japan)(a)                                    107,647
     16,500   Americredit Corp.                                            367,950
      2,400   Blackrock, Inc.                                              103,200
     51,100   Citigroup, Inc.                                            2,422,140
     24,000   Eaton Vance Corp.                                            943,200
     11,000   Federal Home Loan Mortgage Corp.                             738,320
     19,400   Fortis NL NV (Netherlands)                                   447,614
      7,800   Goldman Sachs Group, Inc.                                    678,444
      4,800   Hibernia Corp.                                                86,112
     12,600   Household International, Inc.                                645,624
     13,700   ING Groep NV                                                 343,226
     36,500   Investor AB (Sweden)                                         373,932
      1,600   Investors Financial Services Corp.                           111,360
      5,400   IPC Holdings Ltd., ADR                                       155,196
      8,300   Jefferies Group, Inc.                                        352,750
     12,100   Knight Trading Group, Inc.                                   122,331
     13,500   Lehman Brothers Holdings, Inc.                               874,395
     17,700   MBNA Corp.                                                   619,500
     10,100   Medimmune, Inc.(a)                                           427,937
     12,700   Merrill Lynch & Co., Inc.                                    647,446
     10,400   Morgan Stanley Dean Witter & Co.                             572,000
     70,000   Nikko Securities Co., Ltd. (Japan)                           245,421
      2,500   Orix Corp. (Japan)                                           199,222
     12,500   Philadelphia Consolidated Holding Corp.(a)                   520,875
     11,600   Raymond James Financial, Inc.                                388,832
                                                                  ----------------
                                                                        12,919,774
-------------------------------------------------------------------------------------
Food & Beverage  1.5%
     33,900   Cadbury Schweppes PLC (United Kingdom)                       204,580
     45,300   Diageo PLC (United Kingdom)(a)                               527,545
      9,312   Heineken NV (Netherlands)                                    358,358
     99,200   KON KPN NV                                                   473,993
        300   Nestle SA (Switzerland)                                       65,019

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     23,000   PepsiCo, Inc.                                       $      1,152,070
     22,900   Sara Lee Corp.                                               484,335
                                                                  ----------------
                                                                         3,265,900
-------------------------------------------------------------------------------------
Health Care  0.4%
     12,900   HCA, Inc.                                                    548,250
     12,000   Pediatrix Medical Group, Inc.(a)                             400,800
                                                                  ----------------
                                                                           949,050
-------------------------------------------------------------------------------------
Hotels & Leisure  0.5%
      2,000   Argosy Gaming Co.                                             73,960
      1,900   Four Seasons Hotels, Inc.                                     83,581
      9,600   Marriott International, Inc. (Class A)                       391,488
      5,300   Pegasus Systems, Inc.                                         90,736
     11,500   Station Casinos, Inc.(a)                                     160,655
     15,000   WMS Industries, Inc.                                         259,350
                                                                  ----------------
                                                                         1,059,770
-------------------------------------------------------------------------------------
Insurance  3.7%
     21,220   Alleanza Assicurazionni (Italy)                              209,179
        854   Allianz AG (Germany)                                         192,263
     16,700   Allstate Corp.                                               538,742
     24,912   American International Group, Inc.                         1,847,225
        700   Amerus Group Co.                                              25,130
      5,600   Anthem, Inc.                                                 297,920
     12,980   AXA (France)                                                 239,812
      9,500   Commerce Group Corp.(a)                                      328,700
     20,600   ITT Hartford Group, Inc.                                   1,363,514
      7,000   Lincoln National Corp.                                       360,500
     17,800   Old Republic International Corp.                             525,100
      6,600   Protective Life Corp.                                        190,080
      7,400   Reinsurance Group of America, Inc.                           211,788
     11,100   The Principal Financial Group                                282,495
      7,100   Vesta Insurance Group, Inc.                                   50,552
     15,500   XL Capital Ltd.                                            1,365,860
                                                                  ----------------
                                                                         8,028,860

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Internet  0.2%
     11,500   Avocent Corp.(a)                                    $        287,615
     12,100   DigitalThink, Inc.                                            85,789
      6,100   WebMethods, Inc.                                             143,960
                                                                  ----------------
                                                                           517,364
-------------------------------------------------------------------------------------
Machinery  0.1%
      4,000   AGCO Corp.                                                    60,040
      4,400   Snap-On, Inc.                                                143,396
                                                                  ----------------
                                                                           203,436
-------------------------------------------------------------------------------------
Manufacturing  0.4%
      3,000   CoorsTek, Inc.(a)                                             86,550
      1,500   Furniture Brands International, Inc.(a)                       55,155
     15,400   Imperial Tobacco Co.                                         198,060
      6,100   Mettler-Toledo International, Inc.(a)                        287,310
      8,100   Varian, Inc.(a)                                              285,120
                                                                  ----------------
                                                                           912,195
-------------------------------------------------------------------------------------
Media  2.2%
     11,700   Acme Communications, Inc.(a)                                  78,975
     26,100   Adelphia Communications Corp.                                673,641
     11,800   Cablevision Systems Corp.(a)                                 499,140
     16,200   Entravision Communications Corp.                             179,010
      7,500   Lagardere SA (France)                                        288,432
     80,700   Liberty Media Corp.                                        1,049,100
     47,500   Sinclair Broadcast Group, Inc.(a)                            475,000
     39,030   Viacom, Inc. (Class B)(a)                                  1,560,810
                                                                  ----------------
                                                                         4,804,108
-------------------------------------------------------------------------------------
Medical Products & Services  3.2%
     12,000   Amgen, Inc.(a)                                               666,000
     13,500   Baxter International, Inc.                                   753,705
     23,700   Covance, Inc.(a)                                             419,727
     15,700   Genetech, Inc.                                               776,365
     16,500   Glaxo Smithkline PLC (United Kingdom)(a)                     393,866

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      1,600   Integra Lifesciences Corp.                          $         49,616
     20,400   Johnson & Johnson                                          1,173,204
     10,800   Lincare Holdings, Inc.                                       287,064
      6,200   NDCHealth Corp.                                              196,726
      5,800   Ortec International, Inc.                                     37,120
     11,600   Orthodontic Centers of America, Inc.(a)                      299,860
     12,800   Pharmaceutical Product Development, Inc.                     415,360
      4,010   Roche Holdings AG, ADR                                       266,465
      9,600   Sepracor, Inc.                                               473,856
      7,100   The Cooper Companies, Inc.                                   332,635
      1,400   Trimeris, Inc.                                                50,540
      7,300   Varian Medical Systems, Inc.                                 287,620
                                                                  ----------------
                                                                         6,879,729
-------------------------------------------------------------------------------------
Mining  0.5%
     22,200   Freeport-McMoRan Copper & Gold, Inc. (Class A)(a)            324,342
      7,900   Freeport-McMoRan Copper & Gold, Inc. (Class B)(a)            122,845
     24,000   Newmont Mining Corp.                                         524,160
     11,500   Stillwater Mining Co.(a)                                     180,090
                                                                  ----------------
                                                                         1,151,437
-------------------------------------------------------------------------------------
Networking  0.2%
     45,600   3Com Corp.(a)                                                272,688
      8,200   Ixia(a)                                                       94,300
                                                                  ----------------
                                                                           366,988
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.6%
      9,000   Canon, Inc. (Japan)                                          295,357
     16,000   Harris Corp.                                                 559,840
     39,400   Xerox Corp.                                                  446,402
                                                                  ----------------
                                                                         1,301,599
-------------------------------------------------------------------------------------
Oil & Gas  3.8%
      6,700   Amerada Hess Corp.                                           411,112
     59,900   BP Amoco PLC (United Kingdom)                                463,918
      7,400   Cal Dive International, Inc.                                 171,310
      7,600   Diamond Offshore Drilling, Inc.                              218,728

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      5,800   Energen Corp.                                       $        132,820
     47,100   ENI SpA (Italy)                                              612,706
     11,500   ENSCO International, Inc.(a)                                 273,700
     10,000   Global SantaFe Corp.                                         284,000
        800   Hydril Co.                                                    13,720
     14,800   Oneok, Inc.                                                  255,300
     10,800   Patterson-UTI Energy, Inc.                                   234,144
     21,900   Pioneer Natural Resources Co.(a)                             381,498
      8,100   Royal Dutch Petroleum Co.                                    400,280
     20,400   Schlumberger, Ltd.                                         1,150,356
      9,838   Stone Energy Corp.(a)                                        339,018
      6,700   Superior Energy Services, Inc.(a)                             61,640
     17,800   Swift Energy Co.(a)                                          315,950
     28,100   Talisman Energy, Inc. (Canada)(a)                          1,007,385
      4,063   TotalFinaElf (France)                                        569,816
      8,685   TotalFinaElf, ADR                                            611,077
     27,400   Williams Companies, Inc.                                     484,432
                                                                  ----------------
                                                                         8,392,910
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  0.4%
     12,100   Chesapeake Energy Corp.                                       71,269
     12,500   Conoco, Inc.                                                 352,000
     20,200   FMC Technologies, Inc.                                       320,170
      4,000   Spinnaker Exploration Co.                                    147,920
                                                                  ----------------
                                                                           891,359
-------------------------------------------------------------------------------------
Paper & Packaging  0.8%
     11,700   Boise Cascade Corp.                                          416,520
      2,000   Domtar, Inc.                                                  20,900
     13,422   Georgia-Pacific Corp. (Timber Group)                         335,550
     12,000   International Paper Co.                                      501,360
      7,100   Temple-Inland, Inc.                                          393,056
      2,900   UPM-Kymmene Oy (Finland)                                      99,144
                                                                  ----------------
                                                                         1,766,530
-------------------------------------------------------------------------------------
Pharmaceuticals  3.2%
     16,700   Abbott Laboratories                                          963,590

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
     13,500   Alpharma, Inc. (Class A)                            $        347,625
     17,000   American Home Products Corp.                               1,099,220
      7,500   Aventis SA (France)(a)                                       524,925
      8,200   Barr Laboratories, Inc.(a)                                   598,600
     11,200   Bristol-Myers Squibb Co.                                     508,144
     14,900   KV Pharmaceutical Co.                                        417,945
     18,600   Novartis AG                                                  637,273
     31,125   Pfizer, Inc.                                               1,296,979
     15,578   Pharmacia Corp.                                              630,909
      5,100   Titan Pharmaceuticals, Inc.                                   35,700
                                                                  ----------------
                                                                         7,060,910
-------------------------------------------------------------------------------------
Printing & Publishing  0.8%
     11,200   Knight-Ridder, Inc.                                          697,200
     22,200   New York Times Co. (Class A)                                 935,286
     10,050   Wolters Kluwer NV (Netherlands)(a)                           209,127
                                                                  ----------------
                                                                         1,841,613
-------------------------------------------------------------------------------------
Real Estate  0.1%
      5,400   Security Capital Group, Inc. (Class B)                       137,430
-------------------------------------------------------------------------------------
Real Estate Investment Trust  0.6%
      3,200   Alexandria Real Estate Equities, Inc.                        129,440
      2,400   Boardwalk Equities, Inc.                                      17,592
     15,100   CarrAmerica Realty Corp.                                     444,242
      3,000   Colonial Properties Trust                                     95,970
     17,300   Equity Office Properties Trust                               498,067
      4,400   SL Green Realty Corp.                                        139,260
                                                                  ----------------
                                                                         1,324,571
-------------------------------------------------------------------------------------
Restaurants  0.4%
     12,200   Brinker International, Inc.                                  411,872
      5,800   CEC Entertainment, Inc.                                      260,710
      7,000   Outback Steakhouse, Inc.                                     259,700
                                                                  ----------------
                                                                           932,282
-------------------------------------------------------------------------------------
Retail  3.8%
     14,500   Bed, Bath & Beyond, Inc.                                     501,410

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      5,500   BJ's Wholesale Club, Inc.(a)                        $        261,525
      3,000   Chico's FAS, Inc.                                             89,850
      6,100   Cost Plus, Inc.(a)                                           164,700
     16,700   Federated Department Stores, Inc.(a)                         695,054
     11,600   Freds, Inc. (Class A)                                        499,844
     25,400   Home Depot, Inc.                                           1,272,286
      1,300   Hot Topic, Inc.                                               43,576
      6,700   Jack in the Box, Inc.(a)                                     187,600
     37,400   Kingfisher PLC (United Kingdom)                              208,126
     18,600   Kohl's Corp.(a)                                            1,232,994
      6,600   Linens 'n Things, Inc.(a)                                    190,410
     11,400   Lowe's Companies, Inc.                                       525,198
      7,400   Metro AG (Germany)                                           239,672
         43   PerkinElmer, Inc.                                              1,269
     59,500   Tesco PLC (United Kingdom)(a)                                197,404
     21,700   Tiffany & Co.                                                774,690
     18,300   Wal-Mart Stores, Inc.                                      1,097,634
                                                                  ----------------
                                                                         8,183,242
-------------------------------------------------------------------------------------
Semiconductors  2.4%
     11,200   Anaren Microwave, Inc.                                       179,200
      8,600   Applied Materials, Inc.(a)                                   375,390
      5,400   C&D Technologies, Inc.                                       112,860
     16,300   Integrated Circuit Systems, Inc.(a)                          393,645
     38,100   Intel Corp.                                                1,335,024
      3,400   Intersil Corp. (Class A)(a)                                  101,048
      5,300   KLA Tencor Corp.(a)                                          303,584
      2,300   Maxim Integrated Products, Inc.(a)                           127,627
      6,100   Milacron, Inc.                                                88,755
      1,300   Nanometrics, Inc.(a)                                          24,401
     31,300   National Grid Group PLC (United Kingdom)                     198,621
     13,600   National Semiconductor Corp.(a)                              383,656
     13,500   Rudolph Technologies, Inc.(a)                                487,080
      9,400   Semtech Corp.(a)                                             325,334
      9,400   Sirenza Microdevices, Inc.                                    62,322
     16,900   Varian Semiconductor Equipment Associates,
               Inc.(a)                                                     658,255
                                                                  ----------------
                                                                         5,156,802

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
Steel & Metals  0.5%
     11,200   Alcoa, Inc.                                         $        401,520
     80,500   Broken Hill Proprietary Co., Ltd. (Australia)                456,029
      4,700   Cleveland-Cliffs, Inc.                                        81,780
      5,700   Reliance Steel & Aluminum Co.                                148,200
                                                                  ----------------
                                                                         1,087,529
-------------------------------------------------------------------------------------
Telecommunications  2.9%
     14,800   Advanced Fibre Communications, Inc.(a)                       256,780
     26,800   Alcatel (France)                                             406,083
      7,200   ALLTEL Corp.                                                 399,456
     17,100   AT&T Corp.                                                   302,670
     19,671   AT&T Wireless Services, Inc.(a)                              226,217
     59,670   BT Group PLC (United Kingdom)                                189,325
      6,200   Leap Wireless International, Inc.(a)                          72,478
    165,870   mm02 PLC (United Kingdom)                                    179,920
     30,500   Nokia Corp., ADR(a)                                          715,225
         20   NTT Mobile Communications (Japan)                            209,314
     37,166   Portugal Telecom, SA (Portugal)                              276,776
     15,900   Powerwave Technologies, Inc.                                 293,196
      9,900   Sierra Wireless, Inc.                                        168,300
     41,700   Sprint Corp.                                                 719,874
     60,600   Telecom Italia SpA (Italy)                                   483,637
     14,302   Telefonica SA (Spain)                                        168,072
     13,302   Telefonica SA, ADR                                             3,092
     10,800   Univision Communications, Inc.(a)                            377,784
      5,200   Verizon Communications, Inc.                                 241,020
     25,696   Vodafone Group PLC, ADR(a)                                   557,603
     16,900   Western Wireless Corp.(a)                                    153,283
                                                                  ----------------
                                                                         6,400,105
-------------------------------------------------------------------------------------
Transportation  0.6%
      3,800   Adobe Systems, Inc.                                          128,060
      6,100   Arm Holdings PLC, ADR                                         87,535
     18,400   Arrow Electronics, Inc.(a)                                   565,984
      2,700   Ascential Software Corp                                       12,231
      2,000   AXT, Inc.                                                     22,000

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares        Description                                         Value (Note 1)
----------------------------------------------------------------------------------------
      9,000   Cerner Corp.(a)                                     $        435,600
      6,700   Oak Technology                                               108,875
                                                                  ----------------
                                                                         1,360,285
-------------------------------------------------------------------------------------
Transportation/Shipping  0.5%
         62   East Japan Railway                                           268,819
     13,500   Forward Air Corp.                                            391,500
     49,400   OMI Corp.                                                    170,430
      7,600   Teekay Shipping Corp.                                        262,884
                                                                  ----------------
                                                                         1,093,633
-------------------------------------------------------------------------------------
Utilities  1.4%
      8,600   Advanced Energy Industries, Inc.(a)                          221,020
     20,020   Endesa SA (Spain)                                            290,423
     54,000   McDermott International, Inc.                                667,980
      2,600   NewPower Holdings, Inc.(a)                                     1,196
     28,800   NiSource, Inc.                                               599,040
     20,600   PG&E Corp.                                                   442,900
     10,600   PNM Resources, Inc.                                          286,306
      9,550   Suez Lyonnaise des Eaux (France)                             271,321
     20,900   XTO Energy, Inc.                                             338,371
                                                                  ----------------
                                                                         3,118,557
                                                                  ----------------
              Total common stocks                                      133,223,344
                                                                  ----------------
PREFERRED STOCKS  0.2%
-------------------------------------------------------------------------------------
Cable  0.2%
      1,000   CSC Holdings, Inc., 11.75%                                   107,250
     13,000   Williams Co., Inc., 9.00%                                    276,250
                                                                  ----------------
                                                                           383,500
-------------------------------------------------------------------------------------
Publishing
      1,000   Primedia, Inc., 8.625%                                        64,000
                                                                  ----------------
              Total preferred stocks                                       447,500
                                                                  ----------------

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
CORPORATE BONDS  16.3%
-------------------------------------------------------------------------------------
Aerospace/Defense  0.2%
B2                    35       Alliant Techsystems, Inc.,
                                Sr. Sub. Notes,
                                8.50%, 5/15/11                       $         36,750
Ba3                  140       Panamsat Corp., Notes,
                                8.50%, 2/1/12                                 139,650
Ba3                  250       Sequa Corp., Sr. Notes,
                                9.00%, 8/1/09                                 242,500
                                                                     ----------------
                                                                              418,900
-------------------------------------------------------------------------------------
Agricultural Products  0.1%
                               IMC Global, Inc.,
                                Notes,
Ba2                   50       6.50%, 8/1/03                                   49,312
Ba1                   40       10.875%, 6/1/08                                 43,000
Ba1                   65       11.25%, 6/1/11                                  69,875
                                                                     ----------------
                                                                              162,187
-------------------------------------------------------------------------------------
Airlines  0.6%
                               AMR Corp.,
                               Debs,
B1                   400       8.47%, 2/20/02                                 400,852
B1                   100       10.40%, 3/10/11                                 90,000
                               MTN,
B1                   100       10.00%, 4/15/21                                 87,736
                               Tranche Trust 00057,
B1                   100       10.55%, 3/12/21                                 87,361
B3                   140       Continental Airlines, Inc., Sr.
                                Notes,
                                8.00%, 12/15/05                               127,400
                               Delta Air Lines, Inc.,
                                Notes,
Ba3                  120       7.70%, 12/15/05                                113,169
                               Sr. Notes,
Ba3                  230       8.30%, 12/15/29                                192,443
                               Northwest Airlines, Inc.,
                                Notes,
B2                   100       7.625%, 3/15/05                                 90,000

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
                               Sr. Notes,
B2             $     100       8.875%, 6/1/06                        $         90,134
Caa1                  15       United Airlines, Inc.,
                                Sr. Deb. Notes,
                                9.75%, 8/15/21                                  8,994
                                                                     ----------------
                                                                            1,288,089
-------------------------------------------------------------------------------------
Auto & Truck  0.1%
Ba2                   25       Autonation, Inc., Sr. Notes
                                9.00%, 8/1/08                                  26,000
B1                    75       Collins & Aikman Products Co.,
                                Sr. Sub Notes,
                                10.75%, 12/31/11                               75,750
Caa1                  75       Eagle-Picher, Inc., Gtd. Notes,
                                9.375%, 3/1/08                                 44,625
                               Navistar International Corp.,
                                Sr. Notes,
Ba1                  100       7.00%, 2/1/03                                   99,500
Ba1                   60       9.375%, 6/1/06                                  63,600
                                                                     ----------------
                                                                              309,475
-------------------------------------------------------------------------------------
Banking  0.3%
Ba3                  100       Chevy Chase Savings Bank,
                                Sub. Debs.,
                                9.25%, 12/1/05                                101,000
A2                   300       KBC Bank Funding Trust,
                                Gtd. Notes,
                                9.86%, 11/2/09                                341,268
                               Sovereign Bancorp, Inc.,
                                Sr. Notes,
Ba2                  110       10.25%, 5/15/04                                118,800
Ba2                   90       10.50%, 11/15/06                                97,200
B1                    55       Western Financial Svgs. Bank,
                                Sub. Debs.,
                                8.875%, 8/1/07                                 50,608
                                                                     ----------------
                                                                              708,876

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Building & Construction  0.3%
Ba1            $     350       D.R. Horton, Inc., Sr. Notes,
                                7.875%, 8/15/11                      $        344,750
Ba3                   95       KB Home, Sr. Sub. Notes,
                                8.625%, 12/15/08                               97,137
B3                   200       Nortek, Inc., Sr. Sub. Notes,
                                9.875%, 6/15/11                               201,750
                                                                     ----------------
                                                                              643,637
-------------------------------------------------------------------------------------
Cable  1.2%
                               Adelphia Communications Corp.
                                Sr. Notes,
B2                   125       10.25%, 11/1/06                                129,063
B2                   150       10.25%, 6/15/11                                155,062
B3                    50       Callahan Nordrhein-Westfalen
                                (Germany), Sr. Disc. Notes,
                                Zero Coupon, (until 7/15/05)
                                16.00%, 7/15/10                                 9,875
                               Charter Communications Holdings,
                                Sr. Disc. Notes,
B2                   445       Zero Coupon, (until 05/15/06)
                                11.75%, 05/15/11                              274,787
                               Sr. Notes,
B2                    75       10.75%, 10/1/09                                 78,469
B2                    55       11.125%, 1/15/11                                57,888
B2                   350       10.00%, 5/15/11                                349,562
Ca                   150       Diamond Cable Communications Co.
                                (United Kingdom),
                                Sr. Disc. Notes,
                                13.25%, 9/30/04                                46,500
                               Fox Family Worldwide, Inc.,
                                Sr. Disc. Notes,
Baa1                 294       11.327594%, 11/1/07, FRN                       319,815
                               Sr. Notes,
Baa1                  30       9.25%, 11/1/07                                  32,400

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
B3             $      75       Gray Communications Systems, Inc.,
                                Sr. Sub. Notes,
                                9.25%, 12/15/11                      $         76,875
B3                   125       Insight Communications, Inc.,
                                Sr. Disc. Notes,
                                Zero Coupon, (until 2/15/06)
                                12.25%, 2/15/11                                77,813
B2                   500       Mediacom Broadband LLC, Sr. Notes,
                                11.00%, 7/15/13                               550,000
B2                   250       Mediacom LLC Capital Corp., Sr.
                                Notes,
                                7.875%, 2/15/11                               243,125
B3                   175       Paxson Communications Corp.,
                                Sr. Sub. Notes,
                                10.75%, 7/15/08                               184,625
B2                   235       Telewest PLC (United Kingdom),
                                Sr. Disc. Notes,
                                Zero Coupon, (until 2/1/05)
                                11.375%, 2/1/10                                84,600
                               United Pan Europe Communications,
                                Sr. Disc Notes,
Ca                   100       Zero Coupon, (until 8/1/04)
                                12.50%, 8/1/09                                  8,000
                               Sr. Disc. Notes,
Ca                    50       Zero Coupon, (until 2/1/05)
                                13.75%, 2/1/10                                  4,000
                                                                     ----------------
                                                                            2,682,459
-------------------------------------------------------------------------------------
Casinos  0.8%
Ba3                  150       Aztar Corp., Sr. Sub. Notes,
                                8.875%, 5/15/07                               154,500
B2                    75       Coast Hotels & Casinos, Inc.,
                                Sr. Sub. Notes,
                                9.50%, 4/1/09                                  78,750
B3                    45       Hollywood Casino Corp., Gtd. Notes,
                                11.25%, 5/1/07                                 49,725
Caa1                 190       Hollywood Park, Inc.,
                                Sr. Sub. Notes, Ser. B,
                                9.25%, 2/15/07                                162,450

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
B2             $      65       Horseshoe Gaming LLC, Sr. Sub.
                                Notes,
                                8.625%, 5/15/09                      $         67,600
                               Mandalay Resort Group, Inc.,
                               Sr. Sub. Notes,
Ba3                  300       6.75%, 7/15/03                                 298,875
                               Sr. Sub. Debs.,
Ba3                  100       7.625%, 7/15/13                                 87,500
                               Deb. Notes,
Ba2                  100       6.70%, 11/15/96                                 99,500
                               MGM Mirage, Inc.,
                                Sr. Notes,
Ba1                   10       8.50%, 9/15/10                                  10,317
                               Sr. Sub. Notes,
Ba2                   20       8.375%, 2/1/11                                  20,225
                               Park Place Entertainment Corp.,
                               Sr. Sub. Notes,
Ba2                   30       9.375%, 2/15/07                                 31,725
                               Sr. Notes,
Baa3                 300       7.50%, 9/1/09                                  294,440
                               Station Casinos, Inc.,
                                Notes,
B2                    50       9.75%, 4/15/07                                  51,875
                               Sr. Sub. Notes
B2                   220       9.875%, 7/1/10                                 231,000
                                                                     ----------------
                                                                            1,638,482
-------------------------------------------------------------------------------------
Chemicals  0.6%
B2                    30       Acetex Corp., Sr. Notes,
                                10.875%, 8/1/09                                30,300
B2                    50       Avecia Group PLC (United Kingdom),
                                Sr. Notes,
                                11.00%, 7/1/09                                 49,500
Baa3                 175       Ferro Corp., Sr. Notes,
                                9.125%, 1/1/09                                179,915

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Caa1           $     100       Huntsman ICI Chemicals LLC,
                                Sr. Sub. Notes,
                                10.125%, 7/1/09                      $         92,000
                               ISP Chemco, Inc.,
                                Sr. Sub. Notes,
B2                   100       10.25%, 7/1/11                                 104,000
                               Sr. Sub. Notes, Ser. B,
B2                   100       10.25%, 7/1/11                                 104,000
                               Lyondell Chemical Co.,
                               Sr. Sub. Notes,
Ba3                  100       9.875%, 5/1/07                                  99,500
B2                   195       10.875%, 5/1/09                                180,375
                               Sr. Sec. Notes,
Ba3                   90       9.50%, 12/15/08                                 88,650
Ba1                   80       Millennium America, Inc., Sr.
                                Notes,
                                9.25%, 6/15/08                                 82,990
B1                    24       NL Industries, Inc., Sr. Sec.
                                Notes,
                                11.75%, 10/15/03                               24,090
B3                   175       OM Group, Inc., Sr. Sub. Notes,
                                9.25%, 12/15/11                               180,250
Ba1                  100       USEC, Inc., Sr. Notes,
                                6.75%, 1/20/09                                 86,035
                                                                     ----------------
                                                                            1,301,605
-------------------------------------------------------------------------------------
Commercial Services
B2                    85       Iron Mountain, Inc., Sr. Sub.
                                Notes,
                                8.625%, 4/1/13                                 89,888
-------------------------------------------------------------------------------------
Computers
Ba3                   90       Seagate Technology International,
                                Inc.,
                                Gtd. Notes,
                                13.50%, 11/15/07                              101,700
-------------------------------------------------------------------------------------
Computer Services  0.1%
                               Unisys Corp., Sr. Notes,
Ba1                  100       7.25%, 1/15/05                                  98,000
Ba1                  100       8.125%, 6/1/06                                 100,750
                                                                     ----------------
                                                                              198,750

    30                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Consumer Services  0.3%
B1             $     200       Alliance Atlantis Commerce, Inc.,
                                Sr. Sub. Notes,
                                13.00%, 12/15/09                     $        220,000
B3                   150       Kindercare Learning Center, Inc.,
                                Sr. Sub. Notes,
                                9.50%, 2/15/09                                144,750
B1                   300       Service Corp. International, Sr.
                                Notes,
                                6.30%, 3/1/03                                 292,500
                                                                     ----------------
                                                                              657,250
-------------------------------------------------------------------------------------
Distribution/Wholesalers  0.1%
B3                   115       Core-Mark International, Inc.,
                                Sr. Sub. Notes,
                                11.375%, 9/15/03                              110,400
-------------------------------------------------------------------------------------
Diversified Manufacturing Operations  0.4%
B1                   250       American Axle & Manufacturing,
                                Inc.,
                                Sr. Sub. Notes,
                                9.75%, 3/1/09                                 262,500
B2                   175       Applied Extrusion Technologies,
                                Inc.,
                                Sr. Notes,
                                10.75%, 7/1/11                                180,687
Baa1                 300       Cox Enterprises, Inc., Sr. Notes,
                                3.13%, 1/2/02                                 300,297
B3                   150       Gentek, Inc., Gtd. Notes,
                                11.00%, 8/1/09                                 72,000
                               Terex Corp., Sr. Sub. Notes,
B2                    55       10.375%, 4/1/11                                 58,300
B2                    40       9.25%, 7/15/11                                  41,000
Caa1                  55       United States Can Co., Sr. Sub.
                                Notes,
                                12.375%, 10/1/10                               31,350
                                                                     ----------------
                                                                              946,134
-------------------------------------------------------------------------------------
Diversified Operations  0.1%
B3                    75       Nextmedia Operating, Inc.,
                                Sr. Sub. Notes,
                                10.75%, 7/1/11                                 79,125

    See Notes to Financial Statements                                     31

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ba3            $     250       Stena AB (Sweden), Sr. Notes,
                                8.75%, 6/15/07                       $        232,500
                                                                     ----------------
                                                                              311,625
-------------------------------------------------------------------------------------
Electronic Components  0.3%
Ba2                  440       Flextronics International Ltd.
                                (Singapore), Sr. Sub. Notes,
                                9.875%, 7/1/10                                475,200
Caa1                 125       Motors & Gears, Inc., Sr. Notes,
                                10.75%, 11/15/06                              116,250
                                                                     ----------------
                                                                              591,450
-------------------------------------------------------------------------------------
Energy  0.2%
B1                    25       AES Drax Energy Ltd.,
                                Sr. Sec. Notes, Ser. B,
                                11.50%, 8/30/10                                16,000
Baa3                 150       Cogentrix Energy, Inc., Sr. Notes,
                                8.75%, 10/15/08                               150,939
Baa2                 180       El Paso Energy Corp., MTN,
                                Tranche Trust 00005,
                                7.75%, 1/15/32                                173,174
B1                    40       El Paso Energy Partners, Sr. Sub.
                                Notes,
                                8.50%, 6/1/11                                  40,800
Baa3                  50       PSEG Energy Holdings,
                                10.00%, 10/1/09                                53,761
                                                                     ----------------
                                                                              434,674
-------------------------------------------------------------------------------------
Engineering & Construction  0.3%
                               CSC Holdings, Inc.,
                                Sr. Notes,
Ba1                  250       7.625%, 4/1/11                                 246,996
                               Sr. Sub. Debs.,
Ba3                  429       10.50%, 5/15/16                                470,827
                                                                     ----------------
                                                                              717,823
-------------------------------------------------------------------------------------
Financial Services  1.5%
B3                    25       Actuant Finance Corp., Sr. Sub.
                                Notes,
                                13.00%, 5/1/09                                 28,250

    32                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ba1            $      75       AES Drax Holdings Ltd., Sr. Sec.
                                Bonds,
                                10.41%, 12/31/20                     $         65,250
                               Americredit Corp.,
                                Gtd. Sr. Sub. Notes,
Ba1                  100       9.25%, 2/1/04                                   95,000
                               Sr. Notes,
Ba1                  100       9.875%, 4/15/06                                 89,000
Ba2                  300       Calair Capital Corp., Sr. Notes,
                                8.125%, 4/1/08                                240,000
A2                   200       CIT Group , Inc., Tranche Senior
                                00048,
                                2.32563%, 4/7/02                              200,815
Caa1                  84       Coinstar, Inc., Sr. Disc. Notes,
                                13.00%, 10/1/06                                81,480
B2                   135       Conseco, Inc., Sr. Notes,
                                10.75%, 6/15/08                                73,575
NR                   151       Credit Asset Receivable LLC,
                                Sr. Sec. Notes,
                                6.274%, 10/31/03                              150,231
NR                    90       Finova Group, Inc., Sr. Sec'd
                                Notes,
                                7.50%, 11/15/09                                34,200
                               General Motors Acceptance Corp.,
                               MTN,
A2                   400       2.12563%, 4/4/02                               388,473
                               Tranche Trust 00606,
A2                   500       3.01%, 2/4/02                                  490,582
                               Notes,
A2                   105       6.875%, 9/15/11                                103,078
Ba3                   75       Midland Funding Corp., Debs.,
                                13.25%, 7/23/06                                86,184
Ba3                  200       Midland Funding II,
                                Sec. Deb. Notes, Ser. A,
                                11.75%, 7/23/05                               217,709
Ba3                  500       Orion Power Holdings, Inc., Sr.
                                Notes,
                                12.00%, 5/1/10                                590,000
Aa2                  300       UBS Paine Webber Group, Inc., Sr.
                                Notes,
                                2.38688%, 4/15/02, FRN                        300,514

    See Notes to Financial Statements                                     33

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ca             $     250       United International Holdings,
                                Inc.,
                                Sr. Disc. Notes,
                                Zero Coupon, (until 2/15/03)
                                10.75% 2/15/08                       $        100,000
                                                                     ----------------
                                                                            3,334,341
-------------------------------------------------------------------------------------
Food & Beverage  0.2%
B3                    70       Agrilink Foods, Inc., Sr. Sub.
                                Notes,
                                11.875%, 11/1/08                               66,150
B2                   105       Great Atlantic & Pacific Tea Co.,
                                Inc.,
                                Notes,
                                7.75%, 4/15/07                                102,638
Ba2                   50       Smithfield Foods, Inc., Sr. Notes,
                                8.00%, 10/15/09                                52,125
Ba2                  150       Winn Dixie Stores, Inc., Sr. Notes,
                                8.875%, 4/1/08                                144,750
                                                                     ----------------
                                                                              365,663
-------------------------------------------------------------------------------------
Health Care  1.7%
B2                    75       Alaris Medical Systems, Inc.,
                                Sr. Sec. Notes, Ser. B,
                                11.625%, 12/1/06                               82,312
Caa2                  75       Alaris Medical, Inc., Sr. Disc.
                                Notes,
                                Zero Coupon, (until 8/1/03)
                                11.125%, 8/1/08                                49,500
                               Columbia/HCA Healthcare Co.,
                               Notes,
Ba1                   55       9.00%, 12/15/14                                 61,597
                               Deb. Notes,
Ba1                   50       8.36%, 4/15/24                                  51,793
Ba1                  200       6.73%, 7/15/45                                 202,419
                               Tranch Trust 00012,
Ba1                  100       6.63%, 7/15/45                                 100,589
B3                   200       Concentra Operating Corp.,
                                Sr. Sub. Notes, Ser. B,
                                13.00%, 8/15/09                               221,000
B2                   125       Fresenius MedCare CapTrust, Gtd.
                                Notes,
                                9.00%, 12/1/06                                130,625

    34                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ba1            $     650       HCA-The Healthcare Corp., Notes,
                                7.125%, 6/1/06                       $        667,875
Ba2                1,000       Healthsouth Corp., Sr. Sub. Notes,
                                10.75%, 10/1/08                             1,085,000
D                    250       Integrated Health Services, Inc.,
                                Sr. Sub. Notes, Ser. A,
                                9.25%(b), 1/15/08                               3,750
B2                    55       LifePoint Hospitals Holdings, Inc.,
                                Sr. Sub. Notes,
                                10.75%, 5/15/09                                60,913
Ba3                  100       La Quinta Inns, Inc., Sr. Notes,
                                7.40%, 9/15/05                                 98,250
B3                   325       Magellan Health Services, Inc.,
                                Sr. Sub. Notes,
                                9.00%, 2/15/08                                271,375
B2                   200       Matria Healthcare, Inc., Sr. Notes,
                                11.00%, 5/1/08                                207,500
B2                    70       Resources Care, Inc., Sr. Notes,
                                10.625%, 11/15/08                              70,350
B3                   200       Select Medical Corp., Sr. Sub.
                                Notes,
                                9.50%, 6/15/09                                203,000
B2                    90       Triad Hospitals Holdings, Inc.,
                                Sr. Sub. Notes,
                                11.00%, 5/15/09                                99,900
                                                                     ----------------
                                                                            3,667,748
-------------------------------------------------------------------------------------
Hotels & Leisure  0.8%
B2                    35       Argosy Gaming, Sr. Notes,
                                9.00%, 9/1/11                                  37,100
B3                   115       Carrols Corp., Sr. Sub. Notes,
                                9.50%, 12/1/08                                110,256
B2                   110       Extended Stay America, Inc.,
                                Sr. Sub. Notes,
                                9.875%, 6/15/11                               113,850
Ba3                   30       Felcor Lodging L.P., Notes,
                                9.50%, 9/15/08                                 31,200

    See Notes to Financial Statements                                     35

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ba3            $     250       Felcor Suites L.P., Gtd. Sr. Notes,
                                7.375%, 10/1/04                      $        247,500
Ba3                  300       HMH Properties, Inc., Gtd. Notes,
                                Ser. B,
                                7.875%, 8/1/08                                290,250
Ba3                  200       Host Marriott L.P., Sr. Notes, Ser.
                                H,
                                9.50%, 1/15/07                                208,500
Ba1                  125       ITT Corp., Notes,
                                6.75%, 11/15/05                               124,331
Ba3                   75       Meditrust, Sr. Notes,
                                7.25%, 3/15/04                                 73,969
B3                    95       Premier Parks, Inc., Sr. Notes,
                                9.75%, 6/15/07                                 98,325
B3                   250       Regal Cinemas Corp., Sr. Sub.
                                Notes,
                                9.375%, 2/1/12                                253,750
Ba2                   50       Royal Caribbean Cruises Ltd.,
                                Notes,
                                8.125%, 7/28/04                                46,676
Ba1                  120       Starwood Hotel & Resorts, Deb.
                                Notes,
                                7.375%, 11/15/15                              108,374
                                                                     ----------------
                                                                            1,744,081
-------------------------------------------------------------------------------------
Manufacturing
Ba3                   50       Dimon, Inc., Sr. Notes,
                                9.625%, 10/15/11                               52,250
B2                    30       Sun World International, Inc.,
                                First Mtge., Ser. B,
                                11.25%, 4/15/04                                28,763
                                                                     ----------------
                                                                               81,013
-------------------------------------------------------------------------------------
Media  0.3%
B3                   250       Ackerley Group, Inc., Sr. Sub.
                                Notes,
                                9.00%, 1/15/09                                267,500
B2                   150       Canwest Media, Inc., Sr. Sub.
                                Notes,
                                10.625%, 5/15/11                              161,625
                               Lin Holdings Corp., Sr. Disc.
                                Notes,
Caa1                 175       Zero Coupon, (until 03/1/03)
                                10.00%, 3/1/08                                127,750
Caa1                  75       Zero Coupon, (until 03/1/03)
                                10.00%, 3/1/08                                 46,687
                                                                     ----------------
                                                                              603,562

    36                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Medical Products & Services  0.3%
B2             $     120       Bio-Rad Labs, Inc.,
                                Sr. Sub. Notes,
                                11.625%, 2/15/07                     $        132,000
Ba3                  350       Coventry Health Care, Inc., Sr.
                                Notes,
                                8.125%, 2/15/12                               356,125
Ba2                   75       Fresenius Medical Capital Trust
                                III.,
                                Gtd. Notes,
                                7.875%, 2/1/08                                 74,625
B3                    15       Hanger Orthopedic Group, Sr. Sub.
                                Notes,
                                11.25%, 6/15/09                                14,569
                                                                     ----------------
                                                                              577,319
-------------------------------------------------------------------------------------
Miscellaneous Services  0.1%
B1                   250       Service Corp. International, Notes,
                                6.50%, 3/15/08                                216,250
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.1%
Ba1                  100       Xerox Capital Europe PLC, Gtd.
                                Notes,
                                5.875%, 5/15/04                                88,207
Ba1                  135       Xerox Corp., Sr. Notes,
                                9.75%, 1/15/09                                126,900
                                                                     ----------------
                                                                              215,107
-------------------------------------------------------------------------------------
Oil & Gas  0.6%
B1                   250       Eott Energy Partners, Sr. Notes,
                                11.00%, 10/1/09                               205,000
                               Hanover Equipment Trust,
                                Sr. Sec. Notes,
Ba3                  250       8.50%, 9/1/08                                  248,750
Ba3                   65       8.75%, 9/1/11                                   64,675
B2                    20       Houston Exploration Co., Sr. Sub.
                                Notes,
                                8.625%, 1/1/08                                 20,200
B1                    55       Parker Drilling Co., Sr. Notes,
                                9.75%, 11/15/06                                55,000

    See Notes to Financial Statements                                     37

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Baa3           $     200       Petroleos Mexicano (Mexico), Sr.
                                Notes,
                                9.375%, 12/2/08                      $        216,320
B2                   215       Stone Energy Corp., Sr. Sub.
                                Notes.,
                                8.25%, 12/15/11                               216,075
B2                    55       Swift Energy Co., Sr. Sub. Notes,
                                10.25%, 8/1/09                                 55,550
                               Tesoro Petroleum Corp.,
                                Sr. Sub. Notes,
B1                    10       9.00%, 7/1/08                                   10,125
B1                    50       9.625%, 11/1/08                                 51,250
Baa2                 250       Triton Energy Ltd., Sr. Notes,
                                9.25%, 4/15/05                                275,000
                                                                     ----------------
                                                                            1,417,945
-------------------------------------------------------------------------------------
Paper & Packaging  0.4%
Ba1                   60       Caraustar Industries, Inc.,
                                Sr. Sub. Notes,
                                9.875%, 4/1/11                                 61,800
Ca                    95       Doman Industries Ltd. (Canada),
                                Sr. Notes,
                                9.25%, 11/15/07                                19,950
Ba2                   20       Norampac, Inc., Sr. Notes,
                                9.50%, 2/1/08                                  20,800
Ba2                  150       Norske Skog Canada Ltd. (Canada),
                                Sr. Notes,
                                8.625%, 6/15/11                               152,250
Caa3                  30       Packaged Ice, Inc., Sr. Notes,
                                9.75%, 2/1/05                                  24,000
B2                   150       Radnor Holdings Corp., Sr. Notes,
                                10.00%, 12/1/03                               112,500
B3                    40       Riverwood International Corp., Sr.
                                Notes,
                                10.625%, 8/1/07                                42,300
B1                   150       Silgan Holdings, Inc., Sr. Sub.
                                Debs.,
                                9.00%, 6/1/09                                 154,500
B2                   230       Stone Container Corp., Sr. Notes,
                                11.50%, 8/15/06                               246,962
                                                                     ----------------
                                                                              835,062

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Printing & Publishing  0.2%
Ba3            $     175       Primedia, Inc., Sr. Notes,
                                8.875%, 5/15/11                      $        157,938
                               Quebecor Media, Inc.,
                                Sr. Disc. Notes,
B2                   150       Zero Coupon, (until 07/15/06)
                                13.75%, 7/15/11                                94,875
                               Sr. Notes,
B2                   150       11.125%, 7/15/11                               162,375
                                                                     ----------------
                                                                              415,188
-------------------------------------------------------------------------------------
Real Estate  0.1%
B2                    75       CB Richard Ellis Services, Inc.,
                                Sr. Sub. Notes,
                                11.25%, 6/15/11                                69,000
B1                   100       Intrawest Corp., Sr. Notes,
                                10.50%, 2/1/10                                102,500
                                                                     ----------------
                                                                              171,500
-------------------------------------------------------------------------------------
Restaurants  0.2%
Ba1                  350       Tricon Global Restaurants, Inc.,
                                Sr. Notes,
                                8.875%, 4/15/11                               371,000
-------------------------------------------------------------------------------------
Retail  0.3%
                               Dillards, Inc., Notes,
Ba1                   75       6.125%, 11/1/03                                 72,208
Ba1                  145       6.43%, 8/1/04                                  137,801
                               Rite Aid Corp.,
                               Notes,
Caa3                 100       6.00%, 12/15/05                                 63,000
                               Sr. Notes
Caa2                 200       11.25%, 7/1/08                                 118,000
                               Debs.,
Caa3                  25       6.875%, 8/15/13                                 11,750
Caa3                  25       7.70%, 2/15/27                                  12,500
Caa3                  25       6.875%, 12/15/28                                11,250
B1                   290       Saks, Inc., Notes,
                                7.375%, 2/15/19                               200,100
                                                                     ----------------
                                                                              626,609

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Semiconductors  0.1%
B1             $     130       Amkor Tech, Inc., Debs.,
                                9.25%, 2/15/08                       $        125,450
B2                    75       Fairchild Semiconductor Corp.,
                                Sr. Sub. Notes,
                                10.50%, 2/1/09                                 80,813
                                                                     ----------------
                                                                              206,263
-------------------------------------------------------------------------------------
Steel & Metals  0.2%
B1                    40       AK Steel Corp., Sr. Notes,
                                9.125%, 12/15/06                               41,200
Ba3                   60       Century Aluminum Co.,
                                Sr. Sec. First Mtge.,
                                11.75%, 4/15/08                                62,400
B3                    95       Compass Minerals Group, Inc.,
                                Sr. Sub. Notes,
                                10.00%, 8/15/11                                99,988
B1                    25       Leviathan Corp., Sr. Sub. Notes,
                                10.375%, 6/1/09                                26,500
Ba3                   45       United States Steel LLC, Sr. Notes,
                                10.75%, 8/1/08                                 43,425
Ba1                  175       USEC, Inc., Sr. Notes,
                                6.625%, 1/20/06                               164,003
Caa3                  70       WHX Corp., Sr. Notes,
                                10.50%, 4/15/05                                39,200
                                                                     ----------------
                                                                              476,716
-------------------------------------------------------------------------------------
Telecommunications  1.7%
B3                   170       American Tower Corp., Sr. Notes,
                                9.375%, 2/1/09                                120,700
B3                   100       Coaxial Communications, Inc., Gtd.
                                Notes,
                                10.00%, 8/15/06                               102,500
B3                   150       Crown Castle International Corp.,
                                Sr. Notes,
                                10.75%, 8/1/11                                130,500
B3                    20       Dobson Communications Corp., Sr.
                                Notes,
                                10.875%, 7/1/10                                20,200

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
B1             $      50       Echostar Broadband Corp., Sr.
                                Notes,
                                10.375%, 10/1/07                     $         53,250
B1                   500       Echostar DBS Corp., Sr. Notes,
                                9.125%, 1/15/09                               512,500
B3                    95       FairPoint Communications, Inc.,
                                Sr. Sub. Notes,
                                12.50%, 5/1/10                                 95,000
Baa1                 500       France Telecom SA (France), Notes,
                                7.75%, 3/1/11                                 533,880
Baa3                 100       Intermedia Communications, Inc.,
                                Sr. Sub. Disc. Notes,
                                Zero Coupon, (until 3/1/04)
                                12.25%, 3/1/09                                 87,000
Caa1                 150       International Wire Group, Inc.,
                                Sr. Sub. Notes,
                                11.75%, 6/1/05                                129,000
Caa3                 130       Level 3 Communications, Inc.,
                                Sr. Disc. Notes,
                                Zero Coupon, (until 12/1/03)
                                10.50%, 12/1/08                                29,900
                               McLeodUSA, Inc.,
                                Sr. Disc. Notes,
D                     50       Zero Coupon, (until 3/1/02)
                                10.50%(b), 3/1/07                              11,500
                               Sr. Notes,
D                    150       11.375%(b), 1/1/09                              37,500
D                    145       Netia Holdings BV (Poland),
                                Gtd. Sr. Disc. Notes,
                                Zero Coupon(b), 11/1/07                        23,200
                               Nextel Communications, Inc.,
                                Sr. Disc. Notes,
B1                   335       Zero Coupon, (until 9/15/02)
                                10.65%, 9/15/07                               249,575
                               Sr. Notes,
B1                   310       9.375%, 11/15/09                               227,075
Baa2                  20       Nortel Network Ltd.,
                                Gtd. Sr. Notes,
                                4.25%, 9/1/08                                  19,325

    See Notes to Financial Statements                                     41

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Baa2           $      35       Nortel Networks Ltd., Sr, Notes,
                                6.125%, 2/15/06                      $         29,795
B2                   250       NTL Communications Corp., Sr.
                                Notes,
                                Zero Coupon, (until 10/1/03)
                                12.375%, 10/1/05                               78,750
Baa3                  65       Rogers Wireless, Inc., Sr. Sec.
                                Notes,
                                9.625%, 5/1/11                                 66,950
A1                   500       Singapore Telecommunications,
                                Notes,
                                7.375%, 12/1/31                               512,180
B3                   125       Star Choice Communications,
                                Sr. Sec'd. Notes,
                                13.00%, 12/15/05                              132,812
                               Tritel PCS, Inc.,
                                Gtd. Notes,
B3                   110       Zero Coupon, (until 5/1/04)
                                12.75%, 5/1/09                                 94,600
                               Sr. Sub. Notes,
B3                    50       10.375%, 1/15/11                                56,875
                               Voicestream Wireless Corp.,
Baa1                 195       Sr. Notes,
                                10.375%, 11/15/09                             222,300
Baa1                 156       Sr. Disc. Notes,
                                Zero Coupon, (until 11/15/04)
                                11.875%, 11/15/09                             138,423
                                                                     ----------------
                                                                            3,715,290
-------------------------------------------------------------------------------------
Utilities  1.0%
                               AES Corp., Sr Sub.
                                Debs.,
Ba2                  100       8.875%, 11/1/27                                 69,000
                               Sr. Notes,
Ba1                  150       9.50%, 6/1/09                                  132,000
                               Calpine Corp., Sr. Notes,
Ba1                  410       10.50%, 5/15/06                                376,556
Ba1                  150       8.75%, 7/15/07                                 126,148
A3                   400       Commonwealth Edison Co.,
                                First Mtge., Ser. 85,
                                7.375%, 9/15/02                               410,716
                               Mirant Americas Generation LLC,
                                Sr. Notes,
Baa3                 100       7.625%, 5/1/06                                  85,219
Ba1                   30       7.20%, 10/1/08                                  24,799
Baa3                 200       8.30%, 5/1/11                                  170,000

    42                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
D              $     400       Pacific Gas & Electric Co.,
                                7.057%(a)(b), 10/31/49               $        379,000
Baa2                 100       Reliant Energy Mid-Atlantic,
                                Ser. C Pass-through Certs.,
                                9.681%, 7/2/26                                109,204
Ba3                  175       Tnp Enterprises, Inc., Sr. Sub.
                                Notes,
                                10.25%, 4/1/10                                189,000
Ba2                  150       Western Resources, Inc., Notes,
                                6.25%, 8/15/03                                145,639
                                                                     ----------------
                                                                            2,217,281
-------------------------------------------------------------------------------------
Waste Management  0.5%
                               Allied Waste North America, Inc.,
                                Sr. Notes,
Ba3                   75       7.375%, 1/1/04                                  73,500
Ba3                  590       8.50%, 12/1/08                                 601,800
Ba3                  250       7.875%, 1/1/09                                 243,125
                               Sr. Sub. Notes,
B2                    25       10.00%, 8/1/09                                  25,344
Ba1                  100       Waste Management, Inc., Sr. Deb.
                                Notes,
                                8.75%, 5/1/18                                 103,692
                                                                     ----------------
                                                                            1,047,461
                                                                     ----------------
                               Total corporate bonds                       35,618,803
                                                                     ----------------
CONVERTIBLE BONDS  0.2%
-------------------------------------------------------------------------------------
Financial Services
B2                   500       Hellenic Finance, Notes,
                                2.00%, 7/15/03                                437,997
SOVEREIGN BONDS  1.7%
B1                   540       Brazilian Government Bonds,
                                3.1875%, 4/15/02                              479,925
Aaa                1,324       German Government Bonds,
                                4.75%, 12/13/02                             1,151,838
Aaa3               1,800       Italian Government Bonds,
                                5.75%, 9/15/02                              1,571,653

    See Notes to Financial Statements                                     43

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Ba1            $     400       Panamanian Government Bonds,
                                9.625%, 2/8/11                       $        414,000
                                                                     ----------------
                               Total sovereign bonds                        3,617,416
                                                                     ----------------
COLLATERALIZED MORTGAGE OBLIGATIONS  3.8%
Aaa                  981       Banktrust Mortgage Trust,
                                Ser. 1, Class G,
                                5.70%, 12/1/23                                980,145
Aaa                  500       Bear Stearns Mortgage Secs., Inc.,
                                Ser. 97-7, Class 1,
                                7.00%, 2/25/28                                508,590
Aaa                1,100       Brazos Student Finance Corp.,
                                Student Loan Assoc. Bkd. Notes,
                                4.659348%, 6/1/23                           1,100,477
Aaa                   70       Capital Asset Research Funding
                                L.P.,
                                Ser. 97-A, Class I,
                                6.40%, 12/15/04                                71,682
Aaa                   34       Contimortgage Home Equity Loan
                                Trust,
                                Ser. 1998-2, Class A4,
                                6.19%, 1/15/14                                 34,325
Ba2                   77       Continental Airlines, Inc.,
                                Pass Through Trust,
                                Series 1996-C Certificates,
                                9.50%, 10/15/13                                58,528
Aaa                  487       Credit Suisse First Boston
                                Mortgage,
                                Washington Mutual Mtge. 1999,
                                Class M1,
                                6.608%, 10/19/39                              487,931
Aaa                   70       FDIC Remic Trust,
                                1996 Class Commercial Mtge.,
                                Passthru Certificates,
                                6.75%, 5/25/26                                 71,431
                               Federal Home Loan Mortgage Corp.,
                               Series 119, Class H,
Aaa                  371       7.50%, 1/15/21                                 381,491
                               Series C007, Class C007A,
Aaa                  223       7.00%, 9/17/31                                 233,009

    44                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Aaa            $     595       Federal National Mortgage
                                Association,
                                Ser. 1998-73, Class MZ,
                                6.30%, 10/17/38                      $        548,949
Baa1               1,250       Ford Motor Co., Global Landmark
                                Secs.,
                                7.45%, 7/16/31                              1,167,988
Aaa                  300       GE Capital Mortgage Services, Inc.,
                                Ser. 1999-S, Class A29,
                                6.50%, 5/25/29                                300,537
Aaa                  200       Georgia State Thruway Authority
                                Rev.,
                                5.00%, 3/1/21                                 199,140
Aaa                   49       Government National Mortgage
                                Association, Single Family, 008052
                                7.75%, 9/20/22                                 50,075
Aaa                  397       PNC Mortgage Secs. Corp.,
                                Ser. 1999-5, Class A3,
                                7.25%, 10/25/29                               413,939
                               Residential Funding Mortgage,
                                Ser. 1993-S36, Class A9,
Aaa                   30       6.478%, 10/25/08                                30,119
                               Ser. 1999-S8, Class A1,
Aaa                  188       6.25%, 3/25/14                                 188,160
                               Ser. 1994-S5, Class A6,
Aaa                  500       6.50%, 2/25/24                                 484,840
Aaa                  294       Washington Mutual Mortgage
                                Security,
                                Series 2001-3, Class 2A1,
                                6.75%, 5/25/31                                300,442
Aaa                  765       Wells Fargo Mortgage Bkd Secs.,
                                Mtge. Certificate Class II, Ser. A
                                6.646632%, 11/30/01                           773,878
                                                                     ----------------
                               Total collateralized mortgage
                                obligations                                 8,385,676
                                                                     ----------------

    See Notes to Financial Statements                                     45

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
               Amount
               (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCY SECURITIES  11.1%
                               Federal National Mortgage
                                Association,
               $     672       6.00%, 8/1/06(d)                      $        689,581
                     399       6.134%, 11/1/11(d)                             397,688
                     208       Zero Coupon, 11/15/30, P/O                     208,080
                     915       5.50%, 12/1/30(d)                              872,955
                   1,600       5.50%, TBA                                   1,580,000
                   4,000       6.00%, TBA                                   3,935,000
                     700       7.50%, TBA                                     726,467
                               Government National Mortgage
                                Association,
                     135       7.00%, 10/20/27(d)                             139,510
                   1,209       7.50%, 12/15/28(d)                           1,269,879
                     340       8.50%, 5/15/30(d)                              362,214
                     244       8.50%, 5/20/30(d)                              258,895
                     374       8.50%, 7/15/30(d)                              398,938
                      49       8.50%, 7/15/30(d)                               51,890
                      79       8.50%, 9/15/30(d)                               84,285
                     462       8.50%, 4/20/31(d)                              490,666
                   1,000       5.50%, TBA                                     946,875
                   1,000       7.00%, TBA                                   1,046,560
                     400       7.50%, TBA                                     415,125
                               United States Treasury Bonds,
                   1,000       8.75%, 5/15/17(d)                            1,322,500
                   1,300       Zero Coupon, 2/15/15, P/O                      617,656
                               United States Treasury Notes,
                   5,700       6.75%, 5/15/05(d)                            6,191,625
                   1,120       3.375%, 1/15/07                              1,135,504
                     769       3.625%, 1/15/08                                784,795
                     216       3.875%, 1/15/09                                223,318
                                                                     ----------------
                               Total U. S. government and agency
                                securities                                 24,150,006
                                                                     ----------------
                               Total long-term investments
                                (cost $205,175,179)                       205,880,742
                                                                     ----------------

    46                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  11.4%
-------------------------------------------------------------------------------------
Collateralized Mortgage Obligation  0.2%
Aaa            $     243       Governmant National Mortgage
                                Association,
                                Remic Trust 2000, Class FH,
                                2.24%, 2/16/02                       $        244,463
Aaa                   63       Green Tree Financial Corp.,
                                1998 B Home Equity Loan
                                Certificates Class 1,
                                2.04%, 2/15/02                                 63,294
Aaa                   70       Istar Receivables Trust,
                                2000-1 Collateral Mortgage Bonds,
                                Class A,
                                2.23%, 1/24/02                                 69,524
Aaa                  110       Salomon Brothers Mortgage,
                                Ser. 1999-LB1, Class A,
                                2.23%, 1/24/02                                109,672
                                                                     ----------------
                                                                              486,953
-------------------------------------------------------------------------------------
U.S. Government Agencies and Securities  0.4%
                               Federal National Mortgage
                                Association,
                     360       5.963%, 2/1/02                                 365,994
                     230       2.18%, 2/18/02                                 231,006
                               Government National Mortgage
                                Association,
                     198       7.00%, 2/1/02                                  202,235
                     105(e)    United States Treasury Bills,
                                1.565%(c), 2/7/02                             104,973
                                                                     ----------------
                                                                              904,208
Corporate Bonds  0.1%
-------------------------------------------------------------------------------------
Utilities
Caa2                 200       Southern California Edison Co.,
                                4.43%, 2/1/02                                 191,000
               Shares
-------------------------------------------------------------------------------------
Mutual Fund  2.9%
               6,337,938       Prudential Core Investment
                                Fund--Taxable Money Market Series
                                (Note 3)                                    6,337,938

    See Notes to Financial Statements                                     47

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

               Principal
Moody's        Amount
Rating         (000)           Description                           Value (Note 1)
-------------------------------------------------------------------------------------------
Certificate of Deposit  0.5%
P-1            $   1,000       Lloyds Bank PLC,
                                1.80%, 3/21/02                       $        997,600
-------------------------------------------------------------------------------------
Commercial Paper  0.1%
P-2                  300       Sprint Corp.,
                                3.48%, 5/9/02                                 297,187
-------------------------------------------------------------------------------------
Repurchase Agreements  7.2%
                  15,206       Joint Repurchase Agreement Account,
                                1.93%, 02/01/02 (Note 6)                   15,206,000
                     423       State Street Bank & Trust Co.,
                                0.25%, dated 1/31/02, due 2/1/02
                                in the amount of $423,003 (cost
                                $423,000; collateralized by
                                $410,000 US Treasury Notes, 5.50%
                                due 2/28/13, approximate value of
                                collateral including accrued
                                interest $435,354)                            423,000
                                                                     ----------------
                                                                           15,629,000
                                                                     ----------------
                               Total short-term investments
                                (cost $24,843,886)                         24,843,886
                                                                     ----------------
                               Total Investments  105.7%
                                (cost $230,019,065; Note 5)               230,724,628
                               Liabilities in excess of other
                                assets  (5.7%)                            (12,385,434)
                                                                     ----------------
                               Net Assets  100%                      $    218,339,194
                                                                     ----------------
                                                                     ----------------

    48                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

(a) Non-income producing security.
(b) Represents issuer in default on interest payments.
(c) Percentage quoted represents yield-to-maturity as of purchase date.
(d) All or a portion of security segregated as collateral for TBA.
(e) Pledged as initial margin on financial futures contracts.
AB--Antiebolay (Swedish Company).
ADR--American Depository Receipt.
AG--Aktiengesellschate (German Company).
BV--Beloten Vennootschap (Dutch Company).
FRN--Floating Rate Note.
LLC--Limited Liability Company.
L.P.--Limited Partnership.
MTN--Medium Term Note.
NR--Not Rated by Moody's or Standard & Poor's
NV--Naamkee Vennootschap (Dutch Corporation).
Oy--Osakeyhtio (Finnish Stock Company).
P/O--Principal Only.
PLC--Public Limited Company (British Corporation).
SA--Sociedad Anomima (Spanish Corporation) or Societe Anonyme (French Corporation).
SpA--Societa par Atione (Italian Corporation).
TBA--Securities purchased on a forward commitment basis.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

    See Notes to Financial Statements                                     49

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $230,019,065)                           $230,724,628
Cash                                                                      39,893
Receivable for investments sold                                        4,330,818
Receivable for Fund shares sold                                        1,484,034
Interest and dividends receivable                                      1,065,448
Tax reclaim receivable                                                    14,798
Prepaid expenses and other assets                                          5,014
                                                                  ----------------
      Total assets                                                   237,664,633
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                     17,941,438
Payable for Fund shares reacquired                                       926,346
Distribution fee payable                                                 144,520
Management fee payable                                                   139,364
Accrued expenses and other liabilities                                   138,902
Due to broker-variation margin                                            32,219
Withholding taxes payable                                                  2,650
                                                                  ----------------
      Total liabilities                                               19,325,439
                                                                  ----------------
NET ASSETS                                                          $218,339,194
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     21,388
   Paid-in capital in excess of par                                  231,020,528
                                                                  ----------------
                                                                     231,041,916
   Undistributed net investment income                                     4,105
   Accumulated net realized loss on investments                      (13,573,690)
   Net unrealized appreciation on investments                            866,863
                                                                  ----------------
Net assets, January 31, 2002                                        $218,339,194
                                                                  ----------------
                                                                  ----------------

    50                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($57,852,952 / 5,656,375 shares of beneficial interest
      issued and outstanding)                                             $10.23
   Maximum sales charge (5% of offering price)                               .54
                                                                  ----------------
   Maximum offering price to public                                       $10.77
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($117,716,368 / 11,540,367 shares of beneficial
      interest issued and outstanding)                                    $10.20
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($37,709,717 / 3,696,954 shares of beneficial interest
      issued and outstanding)                                             $10.20
   Sales charge (1% of offering price)                                       .10
                                                                  ----------------
   Offering price to public                                               $10.30
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($5,060,157 / 493,823 shares of beneficial
      interest issued and outstanding)                                    $10.25
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     51

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                  January 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT INCOME
Income
   Interest (net of foreign withholding taxes of $1,121)            $  2,640,196
   Dividends (net of foreign withholding taxes of $15,037)               690,339
                                                                  ----------------
      Total income                                                     3,330,535
                                                                  ----------------
Expenses
   Management fee                                                        790,767
   Distribution fee--Class A                                              71,182
   Distribution fee--Class B                                             573,673
   Distribution fee--Class C                                             171,236
   Custodian's fees and expenses                                         211,000
   Transfer agent's fees and expenses                                    125,000
   Reports to shareholders                                               101,000
   Registration fees                                                      40,000
   Audit fee                                                              13,000
   Legal fees                                                             13,000
   Trustees' fees                                                          9,000
   Miscellaneous                                                           5,404
                                                                  ----------------
      Total expenses                                                   2,124,262
                                                                  ----------------
Net investment income                                                  1,206,273
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (9,264,672)
   Foreign currency transactions                                        (210,781)
   Financial futures transactions                                         15,205
                                                                  ----------------
                                                                      (9,460,248)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) on:
   Investments                                                         1,812,930
   Foreign currencies                                                    218,570
   Financial futures transactions                                         79,375
                                                                  ----------------
                                                                       2,110,875
                                                                  ----------------
Net loss on investments and foreign currencies                        (7,349,373)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (6,143,100)
                                                                  ----------------
                                                                  ----------------

    52                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                     Six Months           Year
                                                       Ended              Ended
                                                  January 31, 2002    July 31, 2001
-----------------------------------------------------------------------------------
INCREASE IN NET ASSETS
Operations
   Net investment income                            $  1,206,273      $   3,301,750
   Net realized loss on investment and foreign
      currency transactions                           (9,460,248)        (2,626,310)
   Net change in unrealized appreciation
      (depreciation) of investments and foreign
      currencies                                       2,110,875        (11,932,310)
                                                  ----------------    -------------
   Net decrease in net assets resulting from
      operations                                      (6,143,100)       (11,256,870)
                                                  ----------------    -------------
Dividends and distributions (Note 1)
   Dividends from net investment income
      Class A                                         (1,038,109)          (647,380)
      Class B                                         (1,346,487)          (883,997)
      Class C                                           (405,462)          (234,932)
      Class Z                                           (100,978)           (23,928)
                                                  ----------------    -------------
                                                      (2,891,036)        (1,790,237)
                                                  ----------------    -------------
   Distributions from net realized gains
      Class A                                                 --         (2,725,332)
      Class B                                                 --         (5,430,267)
      Class C                                                 --         (1,443,155)
      Class Z                                                 --            (91,171)
                                                  ----------------    -------------
                                                              --         (9,689,925)
                                                  ----------------    -------------
Fund share transactions (net of share
   conversions)
   (Note 7)
   Net proceeds from shares sold                      33,371,396         88,346,449
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                    2,806,961         11,170,245
   Cost of shares reacquired                         (23,278,985)       (40,429,816)
                                                  ----------------    -------------
   Net increase in net assets from Fund shares
      transactions                                    12,899,372         59,086,878
                                                  ----------------    -------------
Total increase                                         3,865,236         36,349,846
NET ASSETS
Beginning of period                                  214,473,958        178,124,112
                                                  ----------------    -------------
End of period(a)                                    $218,339,194      $ 214,473,958
                                                  ----------------    -------------
                                                  ----------------    -------------
------------------------------
(a) Includes undistributed net investment
income of:                                          $      4,105      $   1,688,868
                                                  ----------------    -------------

    See Notes to Financial Statements                                     53

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Asset Allocation Funds (the 'Trust'), formerly Prudential Diversified Funds, is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners Moderate Growth Fund (the 'Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners High Growth Fund. These financial statements relate only to Strategic Partners Moderate Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998.

      Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), formerly known as Prudential Investment Corporation, Lazard Asset Management, Pacific Investment Company, Franklin Advisers, Inc., and EARNEST Partners, LLC are the 'Advisers'.

      The investment objective of the Fund is to provide capital appreciation and a reasonable level of current income. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity and fixed income securities. The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or country.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and Nasdaq National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or the 'Manager'), formerly known as Prudential Investments Fund Management LLC, in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. U.S. government securities for which market quotations are available shall be valued at a price provided by an independent pricing agent or broker-dealer. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available may be valued using the last available, market quotation for a period not to exceed five days, provided the Manager and Adviser feel this is representative of market value; after that period, such securities are valued in good faith under procedures adopted by the Trustees.

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
              Notes to Financial Statements (Unaudited) Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on security transactions, and the difference between the amounts of dividends, interest and foreign taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among
                                                                          55

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Financial Futures Contracts:    A financial futures contract is an
agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments known as 'variation margin,' are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain
(loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on financial futures contracts.

      The Fund invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

      Forward Currency Contracts:    A forward currency contract is a commitment
to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency. The contracts are valued daily at current exchange rates and any unrealized gain (loss) is included in net unrealized appreciation or depreciation on investments. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and renegotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on foreign currency transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Fund amortizes premiums and discounts on portfolio securities as adjustments to

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

interest income. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income semi-annually, and distributions of net realized capital and currency gains, if any, declared annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.
                                                                          57

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively, for the six months ended January 31, 2002.

      PIMS has advised the Fund that it has received approximately $123,500 and $63,800 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended January 31, 2002.

      PIMS has advised the Fund that for the six months ended January 31, 2002, it has received approximately $141,100 and $10,900 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of Prudential Financial Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the maximum commitment under the SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is May 3, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the six months ended January 31, 2002, the Fund incurred fees of approximately $110,600 for the services of PMFS. As of January 31, 2002 approximately $18,800 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invests in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

by PI. During the six months ended January 31, 2002, the Fund earned $12,313 from the Series by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the six months ended January 31, 2002, aggregated $264,158,305 and $267,166,449, respectively.

      During the six months ended January 31, 2002, the Fund entered into financial futures contracts. Details of financial futures contracts open at period end are as follows:

                                                       Value at        Value at        Unrealized
Number of                              Expiration     January 31,       Trade         Appreciation
Contracts             Type                Date           2000            Date        (Depreciation)
---------     ---------------------    -----------    -----------     ----------     ---------------
                 Long Position:
    58         10 yr. U.S. T-Notes     Mar. 2002      $ 6,140,750     $6,048,375        $  92,375
    20             Eurodollars         Mar. 2002        4,795,500      4,808,500          (13,000)
                                                                                     ---------------
                                                                                        $  79,375
                                                                                     ---------------
                                                                                     ---------------

Note 5. Tax Information
As of January 31, 2002, the Fund elected to treat currency losses of $116,545 and capital losses of $2,080,595 incurred in the nine month period ended July 31, 2001 as having occurred in the current fiscal year.

      The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of January 31, 2002 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Depreciation
------------     ------------     ------------     ------------
$235,107,435     $ 10,714,999     $(15,097,806)    $ (4,382,807)

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of January 31, 2002, the Fund had a 3.76% undivided interest in the joint account. The undivided interest for the Fund represents $15,206,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:
                                                                          59

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Greenwich Capital Markets, Inc., 1.94%, in the principal amount of $100,000,000, repurchase price $100,005,388, due 2/1/02. The value of the collateral including accrued interest was $102,000,582.

      Salomon Smith Barney, Inc., 1.92%, in the principal amount of $100,000,000, repurchase price $100,105,333, due 2/1/02. The value of the collateral including accrued interest was $102,033,515.

      Credit Suisse First Boston Inc., 1.93%, in the principal amount of $103,959,000, repurchase price $103,964,573, due 2/1/02. The value of the collateral including accrued interest was $106,038,480.

      J.P. Morgan, 1.93%, in the principal amount of $100,000,000, repurchase price $100,005,361, due 2/1/02. The value of the collateral including accrued interest was $102,000,336.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2002:
Shares sold                                                      847,671    $  8,725,171
Shares issued in reinvestment of dividends and distributions      99,036       1,005,214
Shares reacquired                                               (828,941)     (8,502,234)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     117,766       1,228,151
Shares issued upon conversion from Class B                        67,459         662,295
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    185,225    $  1,890,446
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    2,384,528    $ 26,932,178
Shares issued in reinvestment of dividends and distributions     305,915       3,288,581
Shares reacquired                                             (1,496,350)    (16,719,530)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   1,194,093      13,501,229
Shares issued upon conversion from Class B                       222,872       2,518,136
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,416,965    $ 16,019,365
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended January 31, 2002:
Shares sold                                                    1,348,768    $ 13,695,436
Shares issued in reinvestment of dividends                       129,685       1,313,704
Shares reacquired                                               (935,522)     (9,441,747)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     542,931       5,567,393
Shares reacquired upon conversion from Class A                   (67,734)       (662,295)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    475,197    $  4,905,098
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    3,775,256    $ 42,088,513
Shares issued in reinvestment of dividends                       573,011       6,154,140
Shares reacquired                                             (1,383,908)    (15,299,565)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,964,359      32,943,088
Shares reacquired upon conversion from Class A                  (223,494)     (2,518,136)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,740,865    $ 30,424,952
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Six months ended January 31, 2002:
Shares sold                                                      857,372    $  8,715,690
Shares issued in reinvestment of dividends                        38,830         393,351
Shares reacquired                                               (398,596)     (4,041,232)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    497,606    $  5,067,809
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    1,351,621    $ 14,913,266
Shares issued in reinvestment of dividends                       150,449       1,615,821
Shares reacquired                                               (637,880)     (7,061,147)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    864,190    $  9,467,940
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          61

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2002:
Shares sold                                                      213,959    $  2,235,099
Shares issued in reinvestment of dividends and distributions       9,320          94,692
Shares reacquired                                               (127,936)     (1,293,772)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                     95,343    $  1,036,019
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                      399,898    $  4,412,492
Shares issued in reinvestment of dividends and distributions      10,381         111,703
Shares reacquired                                               (123,697)     (1,349,574)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    286,582    $  3,174,621
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited)

                                                                                 Class A
                                                 -----------------------------------------------------------------------
                                                    Six Months           Year Ended July 31,        November 18, 1998(a)
                                                      Ended           -------------------------           Through
                                                 January 31, 2002        2001           2000           July 31, 1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                 $  10.70          $   12.03      $   10.86           $  10.00
                                                     --------         ----------     ----------           --------
Income from investment operations:
Net investment income                                     .09                .24            .26                .12
Net realized and unrealized gain (loss) on
   investments and foreign currencies                    (.37)              (.83)          1.25                .83
                                                     --------         ----------     ----------           --------
      Total from investment operations                   (.28)              (.59)          1.51                .95
                                                     --------         ----------     ----------           --------
Less distributions
Dividends from net investment income                     (.19)              (.14)          (.26)              (.09)
Distributions from net realized capital gains              --               (.60)          (.08)                --
                                                     --------         ----------     ----------           --------
      Total dividends and distributions                  (.19)              (.74)          (.34)              (.09)
                                                     --------         ----------     ----------           --------
Net asset value, end of period                       $  10.23          $   10.70      $   12.03           $  10.86
                                                     --------         ----------     ----------           --------
                                                     --------         ----------     ----------           --------
TOTAL RETURN(b)                                         (2.60)%            (4.89)%        13.96%              9.47%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $ 57,853          $  58,517      $  48,786           $ 20,372
Average net assets (000)                             $ 56,482          $  56,627      $  34,809           $ 12,286
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                               1.49%(c)           1.54%          1.49%              1.88%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                               1.24%(c)           1.29%          1.24%              1.63%(c)
   Net investment income                                 1.67%(c)           2.18%          2.27%              1.59%(c)
For Class A, B, C and Z shares:
  Portfolio turnover rate                                 127%               246%           155%                96%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    See Notes to Financial Statements                                     63

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                                 Class B
                                                 -----------------------------------------------------------------------
                                                    Six Months           Year Ended July 31,        November 18, 1998(a)
                                                      Ended           -------------------------           Through
                                                 January 31, 2002        2001           2000           July 31, 1999
------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                 $  10.63          $   12.01      $   10.85           $  10.00
                                                 ----------------     ----------     ----------           --------
Income from investment operations:
Net investment income                                     .05                .16            .17                .06
Net realized and unrealized gain (loss) on
   investments and foreign currencies                    (.36)              (.84)          1.23                .83
                                                 ----------------     ----------     ----------           --------
      Total from investment operations                   (.31)              (.68)          1.40                .89
                                                 ----------------     ----------     ----------           --------
Less distributions
Dividends from net investment income                     (.12)              (.10)          (.16)              (.04)
Distributions from net realized capital gains              --               (.60)          (.08)                --
                                                 ----------------     ----------     ----------           --------
      Total dividends and distributions                  (.12)              (.70)          (.24)              (.04)
                                                 ----------------     ----------     ----------           --------
Net asset value, end of period                       $  10.20          $   10.63      $   12.01           $  10.85
                                                 ----------------     ----------     ----------           --------
                                                 ----------------     ----------     ----------           --------
TOTAL RETURN(b)                                         (2.91)%            (5.72)%        12.88%              8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $117,716          $ 117,664      $  99,950           $ 58,678
Average net assets (000)                             $113,799          $ 109,534      $  79,855           $ 36,645
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                               2.24%(c)           2.29%          2.24%              2.63%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                               1.24%(c)           1.29%          1.24%              1.63%(c)
   Net investment income                                  .91%(c)           1.43%          1.48%               .85%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    64                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                                Class C
                                                 ----------------------------------------------------------------------
                                                    Six Months          Year Ended July 31,        November 18, 1998(a)
                                                      Ended           ------------------------           Through
                                                 January 31, 2002        2001          2000           July 31, 1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                 $  10.63          $   12.01      $  10.85           $  10.00
                                                     --------         ----------     ---------           --------
Income from investment operations:
Net investment income                                     .04                .16           .17                .06
Net realized and unrealized gain (loss) on
   investments and foreign currencies                    (.35)              (.84)         1.23                .83
                                                     --------         ----------     ---------           --------
      Total from investment operations                   (.31)              (.68)         1.40                .89
                                                     --------         ----------     ---------           --------
Less distributions
Dividends from net investment income                     (.12)              (.10)         (.16)              (.04)
Distributions from net realized capital gains              --               (.60)         (.08)                --
                                                     --------         ----------     ---------           --------
      Total dividends and distributions                  (.12)              (.70)         (.24)              (.04)
                                                     --------         ----------     ---------           --------
Net asset value, end of period                       $  10.20          $   10.63      $  12.01           $  10.85
                                                     --------         ----------     ---------           --------
                                                     --------         ----------     ---------           --------
TOTAL RETURN(b)                                         (2.91)%           (5.72)%        12.88%              8.99%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                      $ 37,710          $  34,021      $ 28,040           $ 22,375
Average net assets (000)                             $ 33,968          $  30,623      $ 25,835           $ 18,346
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                               2.24%(c)           2.29%         2.24%              2.63%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                               1.24%(c)           1.29%         1.24%              1.63%(c)
   Net investment income                                  .92%(c)           1.43%         1.44%               .79%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    See Notes to Financial Statements                                     65

      Strategic Partners Asset Allocation Funds
      Strategic Partners Moderate Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                                Class Z
                                                 ----------------------------------------------------------------------
                                                    Six Months          Year Ended July 31,        November 18, 1998(a)
                                                      Ended           ------------------------           Through
                                                 January 31, 2002        2001          2000           July 31, 1999
-----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:(d)
Net asset value, beginning of period                  $10.72            $12.05        $  10.87           $  10.00
                                                     -------          ----------     ---------           --------
Income from investment operations:
Net investment income                                    .10               .25             .27                .13
Net realized and unrealized gain (loss) on
   investments and foreign currencies                   (.36)             (.82)           1.27                .84
                                                     -------          ----------     ---------           --------
      Total from investment operations                  (.26)             (.57)           1.54                .97
                                                     -------          ----------     ---------           --------
Less distributions
Dividends from net investment income                    (.21)             (.16)           (.28)              (.10)
Distributions from net realized capital gains             --              (.60)           (.08)                --
                                                     -------          ----------     ---------           --------
      Total dividends and distributions                 (.21)             (.76)           (.36)              (.10)
                                                     -------          ----------     ---------           --------
Net asset value, end of period                        $10.25            $10.72        $  12.05           $  10.87
                                                     -------          ----------     ---------           --------
                                                     -------          ----------     ---------           --------
TOTAL RETURN(b)                                        (2.41)%           (4.75)%         14.18%              9.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                       $5,060            $4,272        $  1,348           $ 13,578
Average net assets (000)                              $4,903            $2,685        $  4,102           $ 21,914
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                              1.24%(c)          1.29%           1.24%              1.63%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                              1.24%(c)          1.29%           1.24%              1.63%(c)
   Net investment income                                1.94%(c)          2.39%           2.11%              1.68%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    66                                     See Notes to Financial Statements

Strategic Partners Asset Allocation Funds

The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of
mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

*This Fund is not a direct purchase money fund and is only an exchangeable money fund.

Strategic Partners Asset Allocation Funds

Getting the Most from your Mutual Fund

When you invest, you receive financial
advice from a Financial Advisor or
Registered Representative. Your financial professional can provide you with the following services:

THERE'S NO REWARD WITHOUT RISK; BUT IS THIS
RISK WORTH IT?
Your financial professional can help you match the reward you seek with the risk you can tolerate. Risk can be difficult to gauge--sometimes even the simplest investments bear surprising risks. The educated investor knows that markets seldom move in just one direction. There are times when a market sector or asset class will lose value or provide little in the way of total return. Managing your own expectations is easier with help from someone who understands the markets, and who knows you!

KEEPING UP WITH THE JONESES
A financial professional can help you wade through the numerous available mutual funds to find the ones that fit your individual investment profile and risk tolerance. While the newspapers and popular magazines are full of advice about investing, they are aimed at generic groups of people or representative individuals--not at you personally. Your financial professional will review your investment objectives with you.
This means you can make financial decisions based on the assets and liabilities in your current portfolio and your risk tolerance-- not just based on the current investment fad.

BUY LOW, SELL HIGH
Buying at the top of a market cycle and
selling at the bottom are among the most common investor mistakes. But sometimes it's difficult to hold on to an investment when it's losing value every month. Your financial professional can answer questions when you're confused or worried about your investment, and should remind you that you're investing for the long haul.

www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. LaBlanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Prudential Investment Management, Inc.
Gateway Center Two
Newark, NJ 07102

Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Franklin Advisers, Inc.
920 Park Place
San Mateo, CA 94403

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Pacific Investment Management Company LLC
840 Newport Center Dr.
Newport Beach, CA 92660

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
100 Mulberry Street
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq     CUSIP
Class A         PAMGX    86276X889
Class B         DMGBX    86276X871
Class C         PIMGX    86276X863
Class Z         PDMZX    86276X855

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2002, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Fund Symbols     Nasdaq      CUSIP
Class A          PAMGX     86276X889
Class B          DMGBX     86276X871
Class C          PIMGX     86276X863
Class Z          PDMZX     86276X855

MFSP504E4    IFS-A069404

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.

                                   SEMIANNUAL REPORT JANUARY 31, 2002

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS                      (LOGO)

STRATEGIC PARTNERS
HIGH GROWTH FUND

Objective: Seeks Long-Term Capital Appreciation


This report is not authorized for
distribution to prospective investors unless preceded or accompanied by a current prospectus. The views expressed in this report and information about the Fund's portfolio holdings are for the period covered by this report and are subject to change thereafter.

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Performance at a Glance

INVESTMENT GOALS AND STYLE
The Strategic Partners High Growth Fund
seeks long-term capital appreciation. It invests in a diversified portfolio of stocks. There can be no assurance that the Fund will achieve its investment objective.

Effective December 20, 2001, EARNEST
Partners assumed management responsibility for the Fund's small and mid-cap value sleeve.

ABSOLUTE PERFORMANCE AND RELATIVE PERFORMANCE
We evaluate an investment's performance in two ways. The first considers how much more
(or less) an investment is worth at the end of a reporting period. This is known as absolute performance. The second compares whether you did better (or worse) than the market average (the benchmark index) or the average return of comparable funds (the
Lipper Average) regardless of your gain or loss. This is called relative performance.

Three factors determine the absolute return of an asset allocation fund: the asset allocation, the benchmark return for each asset class, and the relative performance of the fund's holdings in each asset class compared to its benchmark index for that class. If, for example, your fund has a substantial allocation to small-cap stocks, its absolute return will depend on how well small-cap stocks perform in general. It will also depend on the relative performance of the investment advisers for the different asset classes. The fund's return is higher when the advisers outperform their benchmarks than when they underperform them.
This "adviser contribution" has a greater impact in the asset classes with larger allocations.

This is why, in the discussion of the
performance of your Asset Allocation Fund, we may say, for example, that the Fund's large allocation to a low-performing asset class hurt its return, even though the advisers' relative performance had a positive impact.

                       www.strategicpartners.com    (800) 225-1852

Semiannual Report    January 31, 2002

Cumulative Total Returns1                         As of 1/31/02

                                     Six      One     Three     Since
                                    Months    Year    Years    Inception2
Class A                             -5.28%   -14.40%   6.88%     16.82%
Class B                             -5.74    -15.00    4.59      14.10
Class C                             -5.74    -15.00    4.59      14.10
Class Z                             -5.25    -14.17    7.75      17.88
Lipper Multi-Cap Core Funds Avg.3   -5.86    -15.33    3.31      13.88
S&P 500 Index4                      -6.01    -16.14    -8.30      1.04

Average Annual Total Returns1                        As of 12/31/01

                     One     Three      Since
                     Year    Years    Inception2
    Class A        -14.25%    2.28%     4.34%
    Class B        -14.83     2.44      4.74
    Class C        -12.14     3.00      4.98
    Class Z         -9.52     4.35      6.36

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 Source: Prudential Investments LLC and
  Lipper Inc. The cumulative total returns do
  not take into account sales charges. The
  average annual total returns do take into
  account applicable sales charges. The Fund
  charges a maximum front-end sales charge of
  5% for Class A shares. Class B shares are
  subject to a declining contingent deferred
  sales charge (CDSC) of 5%, 4%, 3%, 2%, 1%,
  and 1% for six years. Approximately seven
  years after purchase, Class B shares will
  automatically convert to Class A shares on a
  quarterly basis. Class C shares are subject
  to a front-end sales charge of 1% and a CDSC
  of 1% for shares redeemed within 18 months
  of purchase. Class Z shares are not subject
  to a sales charge or distribution and
  service (12b-1) fees. The cumulative and
  average annual total returns in the tables
  above do not reflect the deduction of taxes
  that a shareholder would pay on fund
  distributions or following the redemption of
  fund shares.
2 Inception date: Class A, B, C, and Z,
  11/18/98.
3 The Lipper Average is unmanaged, and is
  based on the average return for all funds in
  each share class for the six-month, one-
  year, three-year, and since inception
  periods in the Lipper Multi-Cap Core Funds
  category. Funds in the Lipper Multi-Cap Core
  Funds Average invest in a variety of market
  capitalization ranges without concentrating
  75% of their equity assets in any one market
  capitalization range over an extended period
  of time. Multi-cap funds typically have
  between 25% and 75% of their assets invested
  in companies with market capitalizations
  (on a three-year weighted basis) above
  300% of   the dollar-weighted median market
  capitalization of the middle 1,000
  securities of the S&P SuperComposite 1500
  Index. Multi-cap core funds have more
  latitude in the companies in which they
  invest. These funds typically have an
  average price/earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P SuperComposite
  1500 Index.
4 The Standard & Poor's 500 Composite Stock
  Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. companies.
  It gives a broad look at how stock prices have performed.

Investors cannot invest directly in an
index.

The returns for the Lipper Average and the
S&P 500 Index would be lower if they
included the effect of sales charges or
taxes.
                                        1

STRATEGIC PARTNERS
ASSET ALLOCATION FUNDS               (LOGO)

                             March 15, 2002
DEAR SHAREHOLDER,
The six-month period ended January 31, 2002 was a very difficult one for growth-oriented investors. Early in the period, investors' fear of an economic recession drove share prices down. Then two major shocks roiled the markets: the terrorist attacks of September 11, followed by the swift collapse of Enron. The latter incident led to a greater focus on issues of corporate management and financial reporting. Both events affected the results of investment strategies in unexpected ways.

The Strategic Partners High Growth Fund's diversified portfolio served to lessen the impact of these shocks. As a result, the Fund's overall return was slightly higher than the Lipper Multi-Cap Core Funds
Average. Of course, the various investment advisers of the Fund adjusted their holdings according to their interpretations of the changing situation, with results outlined in the following report.

We think that investors will benefit from the changes already triggered by Enron's bankruptcy. These include voluntary moves by financial services companies to reduce even the appearance of conflicts of interest, more transparent disclosure in corporate financial reports, stronger balance sheets
(less dependence on debt and elaborate
financing schemes), and a generally more critical view of ambitious claims. The underlying framework for investing is sound, and these changes will strengthen it further.

Sincerely,


David R. Odenath, Jr., President
Strategic Partners Asset Allocation Funds

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2002

INVESTMENT ADVISERS' REPORT

PERHAPS AN ECONOMIC TURNAROUND
Most of the six-month period ended January
31, 2002 presented a poor market for large-cap stocks, with negative returns by almost every economic sector of the Standard &
Poor's Composite Stock Price Index (S&P 500
Index). The exceptions were the consumer staples and materials sectors, which posted a small gain and essentially no net change, respectively. At the beginning of the period, it became increasingly apparent that the U.S. economy was slowing rapidly, and that corporate earnings were dropping even faster. The stock market began a steep decline in August. The terrorist attacks of September 11 affected individual industries such as hospitality, travel, and defense, but after the New York
Stock Exchange reopened on September 17, the market's plunge continued for only a few more days.

In fact, quick intervention by the Federal
Reserve and the U.S. government in the form of monetary stimulus and promises of new spending served to convince many investors that economic recovery would come soon. In response, the stock market, particularly growth stocks, rose very rapidly in the fourth quarter of 2001.

Stock investors became cautious once again in January 2002, the last month of our reporting period, as profitability remained low and investors reacted to the fourth-quarter tumble into bankruptcy of Enron (a large firm whose rapid growth and new energy-trading business model had been widely admired).

The cause of the bankruptcy appears to have
been a result of the company's extensive
borrowing in order to finance purchases of
energy assets. When energy prices fell, the
company was no longer able to service its
debt. The mechanisms that are expected to
protect shareholders' investments failed.
(The Fund had a very small exposure to Enron
in its large-cap value holdings, which did
not keep those holdings from substantially
outperforming their benchmark, the Russell
1000 Value Index.)
                                         3

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2002

In the wake of Enron's collapse, analysts and investors directed increased scrutiny at the financial strength of all firms, and particularly of other companies that trade energy. Concern grew about the banks and other financial institutions that had lent to the industry. The media's focus on the unraveling developments further depressed interest in stock investing. Energy stocks, which already were hurt by reduced demand, were hit again, and were among the poorer performers over the period.

Another particularly poor performing sector was telecommunications service providers, as there were no signs yet that the surplus cable capacity that triggered the slowdown in capital investment in 2000 and resulted in this bear market had been absorbed.

THE FUND OUTPERFORMED ITS PEER GROUP...
The Fund's large-cap value holdings
were primarily responsible for its
outperformance. Although this was a poor performing asset class over this reporting period, the Fund's holdings outperformed their benchmark, the Russell 1000 Value
Index. We were lightly exposed to some of the poorest performing media stocks--AOL Time
Warner, Viacom, and Disney--and missed the worst of their performance. We added to our positions in the first two and initiated a Disney position when the stocks were inexpensive. We benefited from the subsequent upward bounce. These holdings made positive contributions--or neutral, in the case of Disney-- to the Fund's return.

In addition, positive contributions came from the Fund's holdings (in the aggregate) in the information technology sector and from several quite different investments in the financial sector--XL Capital (insurance), MBNA
(credit cards), Goldman Sachs Group (investment banking), and Bank of New York. Although the decline of the large-cap value stock asset class meant that, overall, the Fund's holdings in this group detracted from its return, its advisers kept the impact minimal.

The Fund's performance relative to its
Lipper peer group also benefited from its
allocations to small/mid-cap value stocks
and the strong relative
                       www.strategicpartners.com    (800) 225-1852

Asset Class Index Returns

                  (CHART)

Source: Prudential Investments LLC and Lipper Inc.

The performance cited does not represent the performance of the Strategic Partners High
Growth Fund. Past performance is not
indicative of future results. Investors
cannot invest directly in an index.

The Russell 1000 Value Index comprises those securities in the Russell 1000 Index with a less-than-average growth orientation.
Companies in this index generally have low price-to-book and price/earnings ratios, higher dividend yields, and lower forecasted growth values.

The Russell 1000 Growth Index comprises
those securities in the Russell 1000 Index with a greater-than-average growth orientation.
Companies in this index tend to exhibit higher price-to-book and price/earnings ratios, lower dividend yields, and higher forecasted growth rates.

The Russell 2000 Value Index is an
unmanaged, weighted index that measures the performance of those Russell 2000 companies with lower price-to-book ratios.

The Russell 2000 Growth Index is an
unmanaged, weighted index that measures the performance of those Russell 2000 companies with higher price-to-book ratios.

The Morgan Stanley Capital International
Europe, Australasia, and Far East Index
(MSCI EAFE Index) is an unmanaged, weighted
index of performance that reflects stock
price movements in Europe, Australasia, and
the Far East.
                                          5

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2002

performance of its small/mid-cap growth
stocks. Its holdings in these asset classes had neither significant positive nor negative impacts on its return. Over a period when most stocks had substantial declines, the neutral impact of these holdings was a benefit. This was particularly clear in the Fund's small/mid-cap growth-stock holdings, which significantly outperformed their benchmark, the Russell 2000 Growth Index. Although the
Russell 2000 Value Index had a moderately large positive return, the Fund's holdings in that asset class lagged their benchmark.

....BUT STILL HAD A NEGATIVE RETURN
The largest detractors from the Fund's
return came from the 25% of its assets in large-cap growth stocks and the much larger decline in its 20% allocation to the international equity markets.

The Fund's large-cap growth benchmark
declined, but our holdings in the asset
class fell farther, in part because of an investment in Halliburton. Halliburton, an oil service company that is well positioned to benefit from a global economic recovery, had purchased another firm that turned out to have an exposure to asbestos litigation.
This legal uncertainty hurt Halliburton's share price. In addition, the Fund suffered from the sharp impact of falling advertising spending on its media growth holdings-- including Viacom, AOL Time Warner, and
Liberty Media--and from the impact of
September 11 on travel. The hiatus in travel spending--a result of the airplane hijackings and the inconvenience that followed because of security precautions--hurt the Fund's holdings in American Express and Starwood
Hotels & Resorts Worldwide.

                         www.strategicpartners.com    (800) 225-1852

The economic downturn also hurt the Fund's international stocks, the worst performing of its asset classes. The Fund's holdings moderately underperformed their benchmark because its advisers' value strategy is to identify companies with viable products, but whose bloated cost structures are hurting their profitability, and whose managements are committed to improving the profit situation. An economic downturn makes it much more difficult for managements to implement major restructurings successfully.
HMV Group and the Fund's Japanese holdings were particularly affected.

The Fund's small and mid-cap growth stocks also had a negative impact, albeit a small one. Although the benchmark for this asset class, the Russell 2000 Growth Index, had a moderate decline, the impact was mitigated by the above-benchmark return of the Fund's holdings. Its advisers reinvested in technology, media, business services, and lodging stocks throughout 2001, particularly during market pullbacks such as the one in late September. Although these stocks declined through much of the reporting period, they performed well in the fourth quarter of 2001, and the Fund benefited from its late September purchases.

Strategic Partners High Growth Fund Management Team

Strategic Partners Asset Allocation Funds
Strategic Partners High Growth Fund

Semiannual Report    January 31, 2002

WHAT IS AN ASSET ALLOCATION FUND?
Diversification--spreading your investments over many different securities--is a basic principle of investing. It helps reduce the overall risk of your portfolio. Mutual funds not only provide professional money management, but they also allow a relatively small investment to be spread over many different securities. When you own a large number of different securities, the impact of any one security on your return is reduced. In addition, if you diversify your investments among asset classes and investment styles--between stocks and bonds, value and growth stocks, and domestic and international markets--it is less likely that all the securities you own will move in the same direction at one time. Strategic
Partners Asset Allocation Funds provide more of this buffer than funds investing in only one asset class. We believe this will result in more consistent returns over time. In addition, when we rebalance the Strategic
Partners High Growth Fund to restore the original weighting of different asset classes, the discipline forces us to sell high and buy low. Over time, this may improve your return.

REBALANCING
The Strategic Partners High Growth Fund has a target allocation for each asset class. As some asset classes perform better than others, the portfolio will drift from this original target: the securities that rise most will become a larger proportion of the invested assets. We direct new investments to the asset classes that have fallen below their target ratio and, when necessary, sell certain securities in appreciated asset classes to maintain the balance. This not only keeps your risk exposure from changing too much, but it may reduce the average cost of our investments and increase our average selling price over time.

Although an individual investor can
diversify and rebalance, it would require a large investment to own the range of asset classes represented in the Strategic
Partners High Growth Fund. Moreover,
calculating the amounts to allocate to each kind of security in a rebalancing would be difficult. Strategic Partners Asset
Allocation Funds do it all for you.

                              www.strategicpartners.com    (800) 225-1852

Glossary of Terms
Asset classes are classifications of
investments. The most basic classification of securities is among stocks, bonds, and money market investments. Stocks are shares of ownership in a firm. Owners share in the profits after debts are paid, and share in the firm's appreciation in value. Generally, the prices of stocks vary with investors' estimates of a firm's earnings prospects, including the impact of broader economic conditions. Global investing has a worldwide scope, while international investing generally means markets outside the United
States. A U.S. domestic portfolio, together with an international portfolio, provides global scope.

Strategic Partners Asset Allocation Funds

               (CHART)
                                        9

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited)

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
LONG-TERM INVESTMENTS  93.6%
Common Stocks  93.4%
-------------------------------------------------------------------------------------
Advertising  1.0%
     16,900      Lamar Advertising Co.(a)                           $        612,963
     11,900      Omnicom Group, Inc.                                       1,039,703
                                                                    ----------------
                                                                           1,652,666
-------------------------------------------------------------------------------------
Aerospace/Defense  0.8%
     65,400      BAE Systems PLC (United Kingdom)                            314,261
      8,800      Northrop Grumman Corp.                                      982,168
      2,100      United Defense Industries, Inc.(a)                           52,500
                                                                    ----------------
                                                                           1,348,929
-------------------------------------------------------------------------------------
Agriculture & Equipment  0.1%
      9,100      Bunge, Ltd.                                                 176,085
-------------------------------------------------------------------------------------
Airlines  0.6%
     18,100      Atlantic Coast Airlines Holdings, Inc.(a)                   495,035
     14,500      Delta Air Lines, Inc.                                       458,345
                                                                    ----------------
                                                                             953,380
-------------------------------------------------------------------------------------
Auto & Truck  1.5%
      1,400      BorgWarner, Inc.                                             77,560
     16,300      General Motors Corp. (Class H)(a)                           255,910
      5,100      Harley-Davidson, Inc.                                       290,700
      8,900      Navistar International Corp.(a)                             347,189
     81,000      Nissan Motor Co., Ltd. (Japan)                              431,733
      3,800      Oshkosh Truck Corp.                                         207,100
     33,600      Toyota Motor Corp. (Japan)(a)                               866,560
                                                                    ----------------
                                                                           2,476,752
-------------------------------------------------------------------------------------
Banking  4.8%
     47,500      ABN AMRO Holdings NV (Netherlands)                          823,198
     27,200      Allied Irish Banks PLC (Ireland)(a)                         312,621
     14,200      Astoria Financial Corp.                                     411,942
     18,200      Bank One Corp.                                              682,500
     49,600      BankUnited Financial Corp. (Class A)(a)                     782,192

    10                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      9,300      Bayerische Hypo Vereinsbank AG (Germany)(a)        $        284,956
      8,500      BNP Paribas SA (France)                                     790,332
      7,400      Commerce Bancorp, Inc.                                      301,550
     27,200      Fortis (Belgium)                                            627,582
     13,000      Golden State Bancorp, Inc.                                  369,720
      7,700      Hibernia Corp. (Class A)                                    138,138
     78,100      HSBC Holdings PLC (United Kingdom)(a)                       875,303
     42,850      Overseas-Chinese Banking Corp., Ltd. (Singapore)            301,026
     43,800      San Paolo Imi SpA (Italy)(a)                                423,091
      2,900      Silicon Valley Bancshares(a)                                 66,758
     62,000      Sumitomo Trust & Banking Co., Ltd. (Japan)                  196,053
     36,904      United Overseas Bank, Ltd. (Singapore)                      299,449
                                                                    ----------------
                                                                           7,686,411
-------------------------------------------------------------------------------------
Basic Industries  0.7%
    140,400      Kon Kpn NV (Netherlands)                                    670,853
      8,600      UBS AG (Switzerland)(a)                                     389,354
                                                                    ----------------
                                                                           1,060,207
-------------------------------------------------------------------------------------
Building & Construction  1.3%
     16,800      CRH PLC (Ireland)                                           263,382
     23,100      D.R. Horton, Inc.                                           864,864
     44,700      Hovnanian Enterprises, Inc. (Class A)(a)                    949,428
                                                                    ----------------
                                                                           2,077,674
-------------------------------------------------------------------------------------
Chemicals  1.5%
     13,100      Akzo Nobel NV (Netherlands)                                 561,991
      5,700      FMC Corp.(a)                                                205,200
      6,600      IMC Global, Inc.                                             89,430
      6,700      Minerals Technologies, Inc.                                 314,967
     39,800      NOVA Chemicals Corp.                                        799,582
      7,600      Solutia, Inc.                                                67,564
      8,700      Valspar Corp.                                               364,617
                                                                    ----------------
                                                                           2,403,351
-------------------------------------------------------------------------------------
Commercial Services  0.5%
      1,000      NCO Group, Inc.(a)                                           22,580
      9,900      Plexus Corp.(a)                                             241,065

    See Notes to Financial Statements                                     11

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     18,800      Quintiles Transnational Corp.(a)                   $        301,176
      9,500      Resources Connection, Inc.(a)                               248,900
      8,800      Stewart Enterprises, Inc. (Class A)(a)                       53,152
                                                                    ----------------
                                                                             866,873
-------------------------------------------------------------------------------------
Computers  2.3%
     29,100      Compaq Computer Corp.                                       359,385
     23,700      Dell Computer Corp.(a)                                      651,513
     34,100      Hewlett-Packard Co.                                         753,951
     16,900      International Business Machines Corp.                     1,823,341
      9,560      Maxtor Corp.(a)                                              63,096
                                                                    ----------------
                                                                           3,651,286
-------------------------------------------------------------------------------------
Computer Services  1.5%
     11,000      Advanced Digital Information Corp.(a)                       184,250
     14,300      Catapult Communications Corp.(a)                            348,920
     41,300      Cisco Systems, Inc.(a)                                      817,740
      9,500      Inforte Corp.(a)                                             95,000
     15,200      Jack Henry & Associates, Inc.                               331,056
      6,500      MatrixOne, Inc.(a)                                           95,745
     15,900      Sapient Corp.(a)                                             87,450
     43,300      Sun Microsystems, Inc.(a)                                   465,908
                                                                    ----------------
                                                                           2,426,069
-------------------------------------------------------------------------------------
Computer Software & Services  3.1%
      3,400      Adobe Systems, Inc.                                         114,580
     14,300      BindView Development Corp.(a)                                40,040
     24,500      BMC Software, Inc.(a)                                       432,915
     19,000      Brio Software, Inc.(a)                                       60,420
      9,500      HNC Software, Inc.(a)                                       155,325
     13,300      Keane, Inc.(a)                                              243,390
      1,100      Manugistics Group, Inc.(a)                                   19,195
     15,200      Micromuse, Inc.(a)                                          165,528
     24,700      Microsoft Corp.(a)                                        1,573,637
     14,200      National Instruments Corp.(a)                               548,688
     25,100      Oracle Corp.(a)                                             433,226
      8,800      Precise Software Solutions, Ltd.(a)                         219,560

    12                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      1,900      SAP AG, ADR (Germany)                              $         66,614
     36,400      Verity, Inc.(a)                                             681,772
      8,600      webMethods, Inc.(a)                                         202,960
                                                                    ----------------
                                                                           4,957,850
-------------------------------------------------------------------------------------
Consumer Products  1.9%
     18,500      Altadis SA (Spain)                                          297,838
      2,500      Furniture Brands International, Inc.(a)                      91,925
     22,900      Imperial Tobacco Group PLC (United Kingdom)                 294,517
     14,700      Loews Corp. - Carolina Group(a)                             411,600
     21,500      Philip Morris Co., Inc.                                   1,077,365
      6,933      R.J. Reynolds Tobacco Holdings, Inc.                        414,247
      8,900      Scotts Co. (Class A)(a)                                     423,551
                                                                    ----------------
                                                                           3,011,043
-------------------------------------------------------------------------------------
Consumer Services  0.8%
     10,900      Cablevision Systems New York Group (Class A)(a)             461,070
      3,000      eBay, Inc.(a)                                               177,060
      4,900      PDI, Inc.(a)                                                 82,565
      7,500      Pegasus Solutions, Inc.(a)                                  128,400
      3,800      Princeton Review, Inc.(a)                                    30,400
      9,500      Service Corp. International(a)                               48,450
     15,100      United Rentals, Inc.(a)                                     320,875
                                                                    ----------------
                                                                           1,248,820
-------------------------------------------------------------------------------------
Data Processing/Management  0.5%
      3,800      Ascential Software Corp.(a)                                  17,214
     16,000      Global Payments, Inc.                                       574,720
     15,200      ProBusiness Services, Inc.(a)                               271,320
                                                                    ----------------
                                                                             863,254
-------------------------------------------------------------------------------------
Distribution/Wholesalers  0.5%
     28,300      Ingram Micro, Inc. (Class A)                                509,400
     20,100      Watsco, Inc.                                                271,350
                                                                    ----------------
                                                                             780,750
-------------------------------------------------------------------------------------
Diversified Manufacturing & Operations  2.9%
      7,600      C&D Technologies, Inc.                                      158,840

    See Notes to Financial Statements                                     13

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     11,500      CP HOLDRS                                          $        453,905
      8,600      Crane Co.                                                   203,132
      4,800      CUNO, Inc.(a)                                               171,408
     11,900      E.On AG (Germany)(a)                                        608,761
     21,900      Federal Signal Corp.                                        517,059
     30,300      General Electric Co.                                      1,125,645
     33,000      Hutchison Whampoa, Ltd. (Hong Kong)                         305,710
      3,800      Minnesota Mining and Manufacturing Co.                      421,040
      8,600      Pentair, Inc.                                               303,580
      6,900      Roper Industries, Inc.                                      344,931
                                                                    ----------------
                                                                           4,614,011
-------------------------------------------------------------------------------------
Electronics  1.0%
     10,800      Sony Corp. (Japan)                                          473,917
      9,400      Synopsys, Inc.(a)                                           487,672
      9,500      Trimble Navigation, Ltd.(a)                                 142,690
     11,400      Varian, Inc.(a)                                             401,280
      4,400      Wilson Greatbatch Technologies, Inc.(a)                     124,608
                                                                    ----------------
                                                                           1,630,167
-------------------------------------------------------------------------------------
Electronic Components  2.6%
     17,000      Arrow Electronics, Inc.(a)                                  522,920
      3,000      Caliper Technologies Corp.(a)                                42,150
      2,900      CTS Corp.                                                    43,790
      4,400      Cymer, Inc.(a)                                              161,612
     21,900      DDi Corp.(a)                                                236,520
     15,000      Gentex Corp.(a)                                             446,400
     68,000      Hitachi, Ltd. (Japan)                                       426,492
      5,000      Novellus Systems, Inc.(a)                                   213,550
     28,847      Philips Electronics NV (Netherlands)(a)                     784,296
     23,400      Pioneer-Standard Electronics, Inc.                          295,542
      6,100      STMicroelectronics NV (France)                              190,991
     27,600      Texas Instruments, Inc.                                     861,396
                                                                    ----------------
                                                                           4,225,659

    14                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Financial Services  7.0%
      9,200      A.G. Edwards, Inc.                                 $        391,092
      2,600      Acom Co., Ltd. (Japan)                                      155,491
     26,200      AmeriCredit Corp.(a)                                        584,260
      3,400      BlackRock, Inc.(a)                                          146,200
     41,300      Citigroup, Inc.                                           1,957,620
     30,700      Eaton Vance Corp.                                         1,206,510
      9,400      Federal Home Loan Mortgage Corp.                            630,928
      7,000      Goldman Sachs Group, Inc.                                   608,860
     11,500      Household International, Inc.                               589,260
     51,800      Investor AB (Sweden)                                        530,676
      2,300      Investors Financial Services Corp.                          160,080
     13,300      Jefferies Group, Inc.                                       565,250
     17,100      Knight Trading Group, Inc.(a)                               172,881
     12,600      Lehman Brothers Holdings, Inc.                              816,102
     15,600      MBNA Corp.                                                  546,000
     11,100      Merrill Lynch & Co., Inc.                                   565,878
      9,000      Morgan Stanley Dean Witter & Co.                            495,000
     99,000      Nikko Cordial Corp. (Japan)(a)                              347,095
      3,400      Orix Corp. (Japan)                                          270,942
     18,500      Raymond James Financial, Inc.                               620,120
                                                                    ----------------
                                                                          11,360,245
-------------------------------------------------------------------------------------
Food & Beverage  2.2%
     47,500      Cadbury Schweppes PLC (United Kingdom)                      286,652
     65,100      Diageo PLC (United Kingdom)                                 758,128
     13,100      Heineken NV (Netherlands)(a)                                504,134
     10,400      Metro AG (Germany)                                          336,836
        500      Nestle SA (Switzerland)                                     108,365
     20,200      PepsiCo, Inc.                                             1,011,818
     23,000      Sara Lee Corp.                                              486,450
                                                                    ----------------
                                                                           3,492,383

    See Notes to Financial Statements                                     15

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Gas Distribution  0.4%
      8,100      Energen Corp.                                      $        185,490
     23,500      ONEOK, Inc.                                                 405,375
                                                                    ----------------
                                                                             590,865
-------------------------------------------------------------------------------------
Health Care  0.5%
      5,300      Anthem, Inc.(a)                                             281,960
     12,400      HCA, Inc.                                                   527,000
                                                                    ----------------
                                                                             808,960
-------------------------------------------------------------------------------------
Hotels & Leisure  0.7%
      2,900      Argosy Gaming Co.(a)                                        107,242
      2,700      Four Seasons Hotels, Inc.                                   118,773
      8,500      Marriott International, Inc. (Class A)                      346,630
     16,200      Station Casinos, Inc.(a)                                    226,314
     23,700      WMS Industries, Inc.(a)                                     409,773
                                                                    ----------------
                                                                           1,208,732
-------------------------------------------------------------------------------------
Human Resources  0.3%
      5,700      Administaff, Inc.(a)                                        128,877
     13,100      Kelly Services, Inc. (Class A)                              287,152
                                                                    ----------------
                                                                             416,029
-------------------------------------------------------------------------------------
Insurance  6.2%
     29,135      Alleanza Assicurazioni (Italy)                              287,202
      1,231      Allianz AG (Germany)                                        277,138
     16,800      Allstate Corp.                                              541,968
     21,050      American International Group, Inc.                        1,560,857
      1,000      AmerUs Group Co.                                             35,900
     18,680      AXA (France)                                                345,123
     15,000      Commerce Group, Inc.                                        519,000
     18,500      Hartford Financial Services Group, Inc.                   1,224,515
     19,500      ING Groep NV (Netherlands)(a)                               488,534
      7,600      IPC Holdings, Ltd.                                          218,424
      7,000      Lincoln National Corp.                                      360,500
      8,500      Loews Corp.                                                 513,825
      8,600      Milacron, Inc.                                              125,130

    16                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     17,900      Old Republic International Corp.                   $        528,050
     20,000      Philadelphia Consolidated Holding Corp.(a)                  833,400
     10,400      Principal Financial Group, Inc.(a)                          264,680
     10,500      Protective Life Corp.                                       302,400
     10,500      Reinsurance Group of America, Inc.                          300,510
     10,000      Vesta Insurance Group, Inc.                                  71,200
     14,000      XL Capital, Ltd. (Class A)                                1,233,680
                                                                    ----------------
                                                                          10,032,036
-------------------------------------------------------------------------------------
Internet  0.3%
     16,200      Avocent Corp.(a)                                            405,162
     17,100      DigitalThink, Inc.(a)                                       121,239
                                                                    ----------------
                                                                             526,401
-------------------------------------------------------------------------------------
Machinery  0.2%
      5,700      AGCO Corp.(a)                                                85,557
      7,000      Snap-On, Inc.                                               228,130
                                                                    ----------------
                                                                             313,687
-------------------------------------------------------------------------------------
Manufacturing  1.0%
     12,100      Advanced Energy Industries, Inc.(a)                         310,970
      6,800      Cognex Corp.(a)                                             163,880
     14,100      Harman International Industries, Inc.                       665,802
      8,600      Mettler-Toledo International, Inc.(a)                       405,060
                                                                    ----------------
                                                                           1,545,712
-------------------------------------------------------------------------------------
Media  2.6%
     16,500      Acme Communications, Inc.(a)                                111,375
     22,800      Entravision Communications Corp. (Class A)(a)               251,940
     10,750      Lagardere SCA (France)                                      413,420
     71,900      Liberty Media Corp. (Class A)(a)                            934,700
     75,600      Sinclair Broadcast Group, Inc. (Class A)(a)                 756,000
      9,300      Univision Communications, Inc. (Class A)(a)                 325,314
     35,224      Viacom, Inc. (Class B)(a)                                 1,408,608
                                                                    ----------------
                                                                           4,201,357
-------------------------------------------------------------------------------------
Medical Products & Services  6.6%
     10,700      Amgen, Inc.(a)                                              593,850

    See Notes to Financial Statements                                     17

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      6,900      Aventis SA, ADR (France)                           $        482,931
     11,800      Baxter International, Inc.                                  658,794
     10,300      Bristol-Myers Squibb Co.                                    467,311
     14,300      Cerner Corp.(a)                                             692,120
     11,300      Cooper Cos., Inc.                                           529,405
     37,800      Covance, Inc.(a)                                            669,438
     22,600      Diagnostic Products Corp.                                   886,598
     14,000      Genetech, Inc.(a)                                           692,300
     23,200      GlaxoSmithKline PLC (United Kingdom)                        553,799
      2,200      Integra LifeSciences Holdings(a)                             68,222
     17,900      Johnson & Johnson                                         1,029,429
     17,200      Lincare Holdings, Inc.(a)                                   457,176
      9,000      MedImmune, Inc.(a)                                          381,330
      9,800      NDCHealth Corp.                                             310,954
      8,200      Ortec International, Inc.(a)                                 52,480
     18,500      Orthodontic Centers of America, Inc.(a)                     478,225
     19,100      Pediatrix Medical Group, Inc.(a)                            637,940
     13,801      Pharmacia Corp.                                             558,940
      2,000      Trimeris, Inc.(a)                                            72,200
     10,300      Varian Medical Systems, Inc.                                405,820
                                                                    ----------------
                                                                          10,679,262
-------------------------------------------------------------------------------------
Mining  1.1%
    112,600      BHP Billiton, Ltd. (Australia)                              637,874
     22,400      Freeport-McMoRan Copper & Gold, Inc. (Class
                  A)(a)                                                      327,264
      7,600      Freeport-McMoRan Copper & Gold, Inc. (Class
                  B)(a)                                                      118,180
     23,200      Newmont Mining Corp.                                        506,688
     16,200      Stillwater Mining Co.(a)                                    253,692
                                                                    ----------------
                                                                           1,843,698
-------------------------------------------------------------------------------------
Networking  0.1%
     11,600      Ixia(a)                                                     133,400
-------------------------------------------------------------------------------------
Office Equipment & Supplies  0.9%
     13,000      Canon, Inc. (Japan)                                         426,627
     16,100      Harris Corp.                                                563,339
     38,100      Xerox Corp.(a)                                              431,673
                                                                    ----------------
                                                                           1,421,639

    18                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Oil & Gas  4.0%
      5,000      Amerada Hess Corp.                                 $        306,800
     10,500      Cal Dive International, Inc.(a)                             243,075
      7,100      Diamond Offshore Drilling, Inc.                             204,338
     66,100      ENI SpA (Italy)                                             859,870
     10,600      ENSCO International, Inc.                                   252,280
     22,878      FMC Technologies, Inc.(a)                                   362,616
      1,100      Hydril Co.(a)                                                18,865
     15,200      Patterson-UTI Energy, Inc.(a)                               329,536
     11,500      Royal Dutch Petroleum Co. (Netherlands)                     568,299
     17,900      Schlumberger, Ltd.                                        1,009,381
     13,900      Stone Energy Corp.(a)                                       478,994
      9,500      Superior Energy Services, Inc.(a)                            87,400
      5,840      TotalFinaElf SA (France)                                    819,032
      7,733      TotalFinaElf SA, ADR (France)                               544,094
     25,200      Williams Companies, Inc.                                    445,536
                                                                    ----------------
                                                                           6,530,116
-------------------------------------------------------------------------------------
Oil & Gas Exploration & Production  2.4%
     84,200      BP PLC (United Kingdom)(a)                                  652,119
     17,100      Chesapeake Energy Corp.(a)                                  100,719
     11,500      Conoco, Inc.                                                323,840
     34,800      Pioneer Natural Resources Co.(a)                            606,216
      5,700      Spinnaker Exploration Co.(a)                                210,786
     27,200      Swift Energy Co.(a)                                         482,800
     26,400      Talisman Energy, Inc.                                       946,440
     33,300      XTO Energy, Inc.                                            539,127
                                                                    ----------------
                                                                           3,862,047
-------------------------------------------------------------------------------------
Paper & Packaging  1.3%
     11,600      Boise Cascade Corp.                                         412,960
      2,900      Domtar, Inc.                                                 30,305
     13,448      Georgia-Pacific Corp.                                       336,200
     12,100      International Paper Co.                                     505,538
     13,900      Pactiv Corp.(a)                                             250,200
      6,900      Temple-Inland, Inc.                                         381,984
      4,200      UPM-Kymmene Oy (Finland)                                    143,587
                                                                    ----------------
                                                                           2,060,774

    See Notes to Financial Statements                                     19

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Pharmaceuticals  4.7%
     14,700      Abbott Laboratories                                $        848,190
     19,000      Alpharma, Inc. (Class A)                                    489,250
     15,000      American Home Products Corp.                                969,900
     13,100      Barr Laboratories, Inc.(a)                                  956,300
     23,700      K-V Pharmaceutical Co. (Class B)(a)                         664,785
     26,000      Novartis AG (Switzerland)(a)                                890,812
     29,300      Pfizer, Inc.                                              1,220,931
     20,400      Pharmaceutical Product Development, Inc.(a)                 661,980
      5,850      Roche Holding AG (Switzerland)                              388,734
      8,400      Sepracor, Inc.(a)                                           414,624
      7,100      Titan Pharmaceuticals, Inc.(a)                               49,700
                                                                    ----------------
                                                                           7,555,206
-------------------------------------------------------------------------------------
Publishing  1.1%
     11,200      Knight-Ridder, Inc.                                         697,200
     20,500      New York Times Co. (Class A)                                863,665
     14,300      Wolters Kluwer NV (Netherlands)(a)                          297,563
                                                                    ----------------
                                                                           1,858,428
-------------------------------------------------------------------------------------
Real Estate
      3,400      Boardwalk Equities, Inc.                                     24,922
-------------------------------------------------------------------------------------
Real Estate Investment Trust  1.0%
      5,100      Alexandria Real Estate Equities, Inc.                       206,295
     14,100      CarrAmerica Realty Corp.                                    414,822
      4,300      Colonial Properties Trust                                   137,557
     16,800      Equity Office Properties Trust                              483,672
      7,600      Security Capital Group, Inc. (Class B)(a)                   193,420
      7,100      SL Green Realty Corp.                                       224,715
                                                                    ----------------
                                                                           1,660,481
-------------------------------------------------------------------------------------
Restaurants  1.0%
     19,400      Brinker International, Inc.(a)                              654,944
      5,700      CEC Entertainment, Inc.(a)                                  256,215

    20                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      9,500      Jack In The Box, Inc.(a)                           $        266,000
     11,200      Outback Steakhouse, Inc.(a)                                 415,520
                                                                    ----------------
                                                                           1,592,679
-------------------------------------------------------------------------------------
Retail  5.3%
     12,900      Bed Bath & Beyond, Inc.(a)                                  446,082
      4,900      BJ's Wholesale Club, Inc.(a)                                232,995
      4,300      Chico's FAS, Inc.(a)                                        128,785
      8,600      Cost Plus, Inc.(a)                                          232,200
     16,500      Federated Department Stores, Inc.(a)                        686,730
     18,400      Fred's, Inc.                                                792,856
     25,800      Gillette Co.                                                859,140
     22,400      Home Depot, Inc.                                          1,122,016
      1,900      Hot Topic, Inc.(a)                                           63,688
     50,900      Kingfisher PLC (United Kingdom)                             283,252
     16,400      Kohl's Corp.(a)                                           1,087,156
      9,400      Linens 'n Things, Inc.(a)                                   271,190
     10,200      Lowe's Companies, Inc.                                      469,914
     88,400      Tesco PLC (United Kingdom)                                  293,286
     18,200      Tiffany & Co.                                               649,740
     16,300      Wal-Mart Stores, Inc.                                       977,674
                                                                    ----------------
                                                                           8,596,704
-------------------------------------------------------------------------------------
Semiconductors  3.7%
     43,600      3Com Corp.(a)                                               260,728
      7,700      Applied Materials, Inc.(a)                                  336,105
      5,500      ARM Holdings PLC, ADR (United Kingdom)(a)                    78,925
      2,900      AXT, Inc.(a)                                                 31,900
      2,800      Broadcom Corp. (Class A)(a)                                 118,916
     13,300      Credence Systems Corp.(a)                                   210,273
      9,500      EMCORE Corp.(a)                                              98,135
     23,000      Integrated Circuit Systems, Inc.(a)                         555,450
     33,600      Intel Corp.                                               1,177,344
      4,800      Intersil Corp. (Class A)(a)                                 142,656
      4,700      KLA-Tencor Corp.(a)                                         269,216

    See Notes to Financial Statements                                     21

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
      1,900      Maxim Integrated Products, Inc.(a)                 $        105,431
      1,900      Nanometrics, Inc.(a)                                         35,663
     12,800      National Semiconductor Corp.(a)                             361,088
      9,500      Oak Technology, Inc.(a)                                     154,375
     19,000      Rudolph Technologies, Inc.(a)                               685,520
     13,300      Semtech Corp.(a)                                            460,313
     23,800      Varian Semiconductor Equipment Associates,
                  Inc.(a)                                                    927,010
                                                                    ----------------
                                                                           6,009,048
-------------------------------------------------------------------------------------
Steel & Metals  0.4%
     11,300      Alcoa, Inc.                                                 405,105
      6,600      Cleveland-Cliffs, Inc.                                      114,840
      8,000      Reliance Steel & Aluminum Co.                               208,000
                                                                    ----------------
                                                                             727,945
-------------------------------------------------------------------------------------
Telecommunications  5.0%
     24,100      Adelphia Communications Corp. (Class A)(a)                  622,021
     20,900      Advanced Fibre Communications, Inc.(a)                      362,615
     37,700      Alcatel SA (France)                                         571,243
      6,800      ALLTEL Corp.                                                377,264
     15,700      Anaren Microwave, Inc.(a)                                   251,200
     16,000      AT&T Corp.                                                  283,200
     19,503      AT&T Wireless Svcs., Inc.(a)                                224,284
     79,930      BT Group PLC (United Kingdom)                               253,607
      8,700      Leap Wireless International, Inc.(a)                        101,703
    231,630      mm02 PLC (United Kingdom)(a)                                251,251
     42,300      National Grid Group PLC (United Kingdom)                    268,424
     27,400      Nokia Corp., ADR (Finland)(a)                               642,530
         30      NTT DoCoMo, Inc. (Japan)                                    313,971
     52,334      Portugal Telecom SA (Portugal)                              389,733
     22,500      Powerwave Technologies, Inc.(a)                             414,900
     14,000      Sierra Wireless, Inc.(a)                                    238,000
     13,300      Sirenza Microdevices, Inc.(a)                                88,179
     28,100      Sprint Corp.                                                497,370
     12,700      Sprint Corp. - PCS Group(a)                                 208,026

    22                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
     85,300      Telecom Italia SpA (Italy)                         $        680,763
     19,272      Telefonica SA (Spain)                                       226,478
      5,000      Verizon Communications, Inc.                                231,750
     22,175      Vodafone Group PLC, ADR (United Kingdom)                    481,197
     15,700      Western Wireless Corp. (Class A)(a)                         142,399
                                                                    ----------------
                                                                           8,122,108
-------------------------------------------------------------------------------------
Transportation  0.8%
         87      East Japan Railway Co. (Japan)                              377,214
     19,000      Forward Air Corp.(a)                                        551,000
     49,600      OMI Corp.(a)                                                171,120
      7,400      Teekay Shipping Corp.                                       255,966
                                                                    ----------------
                                                                           1,355,300
-------------------------------------------------------------------------------------
Utilities  1.9%
     28,000      Endesa SA (Spain)                                           406,186
     49,800      McDermott International, Inc.(a)                            616,026
      3,800      NewPower Holdings, Inc.(a)                                    1,748
     26,500      NiSource, Inc.                                              551,200
     19,300      PG&E Corp.(a)                                               414,950
     16,800      PNM Resources, Inc.                                         453,768
     20,900      Power-One, Inc.(a)                                          207,537
     14,450      Suez Lynonnaise des Eaux (France)(a)                        410,534
                                                                    ----------------
                                                                           3,061,949
-------------------------------------------------------------------------------------
Waste Management  0.8%
     34,800      Allied Waste Industries, Inc.(a)                            382,104
     20,500      Republic Services, Inc.(a)                                  356,700
     19,100      U S Liquids, Inc.(a)                                         90,725
     13,400      Waste Management, Inc.                                      386,188
                                                                    ----------------
                                                                           1,215,717
                                                                    ----------------
                 Total common stocks (cost $151,810,876)                 150,919,067
                                                                    ----------------

    See Notes to Financial Statements                                     23

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

Shares           Description                                        Value (Note 1)
------------------------------------------------------------------------------------------
Preferred Stocks  0.2%
-------------------------------------------------------------------------------------
Oil & Gas  0.2%
     12,000      Williams Companies, Inc.
                  (cost $300,000)                                            255,000
                                                                    ----------------
                 Total long-term investments
                  cost $152,110,876)                                     151,174,067
                                                                    ----------------
SHORT-TERM INVESTMENTS  7.5%
-------------------------------------------------------------------------------------
Rights
     19,272      Telefonica SA (Spain), expiring 2/8/02
                  (cost $0)                                                    4,480
-------------------------------------------------------------------------------------
Investment Companies  3.6%
      5,778      Prudential Core Investment Fund--
                  Taxable Money Market Series
                  (cost $5,778,053; Note 3)                                5,778,053
Principal
Amount
(000)
-------------------------------------------------------------------------------------
Repurchase Agreement  3.9%
$     5,739      Joint Repurchase Agreement Account,
                  1.93%, 2/1/02
                  (cost $5,739,000; Note 6)                                5,739,000
        665      State Street Bank & Trust Co.,
                  0.25%, dated 1/31/02, due 2/1/02 in the the
                  amount of $665,005 (cost $665,000
                  collateralized by $600,000 U.S. Treasury Note
                  6.50%, 2/15/10, value of collateral including
                  accrued interest $678,566)                                 665,000
                                                                    ----------------
                 Total repurchase agreements
                  (cost $6,404,000)                                        6,404,000
                                                                    ----------------
                 Total short-term investments
                  (cost $12,182,053)                                      12,186,533
                                                                    ----------------
                 Total Investments  101.1%
                  (cost $164,292,929; Note 5)                            163,360,600
                 Liabilities in excess of other assets  (1.1%)            (1,805,618)
                                                                    ----------------
                 Net Assets  100%                                   $    161,554,982
                                                                    ----------------
                                                                    ----------------

    24                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Portfolio of Investments as of January 31, 2002 (Unaudited) Cont'd.

(a) Non-income producing security.
ADR--American Depository Receipt.
AG--Aktiengesellschaft (German Company).
NV--Naamloze Vennootschap (Dutch Corporation).
Oy--Osakehio (Finnish Company).
PLC--Public Liability Company (British Company).
SA--Sociedad Anonima (Spanish Corporation) or SA-- Societe Anonyme (French Corporation).
SCA--Societe Capital Anonyme (French Corporation).
SpA--Societa per Azione (Italian Corporation).

    See Notes to Financial Statements                                     25

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Statement of Assets and Liabilities (Unaudited)

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $164,292,929)                           $163,360,600
Foreign currency, at value (cost $1,404)                                   1,367
Cash                                                                       3,404
Receivable for investments sold                                        2,314,009
Receivable for Fund shares sold                                          362,536
Dividends and interest receivable                                         75,489
Tax reclaim receivable                                                    23,344
Deferred expenses                                                            926
                                                                  ----------------
      Total assets                                                   166,141,675
                                                                  ----------------
LIABILITIES
Payable for investments purchased                                      4,011,599
Payable for Fund shares reacquired                                       270,388
Distribution fee payable                                                 112,861
Management fee payable                                                   104,208
Accrued expenses                                                          85,760
Foreign withholding tax payable                                            1,877
                                                                  ----------------
      Total liabilities                                                4,586,693
                                                                  ----------------
NET ASSETS                                                          $161,554,982
                                                                  ----------------
                                                                  ----------------
Net assets were comprised of:
   Shares of beneficial interest, at par                            $     16,203
   Paid-in capital in excess of par                                  173,904,261
                                                                  ----------------
                                                                     173,920,464
   Accumulated net investment loss                                      (817,935)
   Accumulated net realized loss on investments                      (10,612,922)
   Net unrealized depreciation on investments and foreign
      currency transactions                                             (934,625)
                                                                  ----------------
Net assets, January 31, 2002                                        $161,554,982
                                                                  ----------------
                                                                  ----------------

    26                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Statement of Assets and Liabilities (Unaudited) Cont'd.

                                                                  January 31, 2002
----------------------------------------------------------------------------------------
Class A:
   Net asset value and redemption price per share
      ($36,602,510 / 3,619,768 shares of beneficial interest
      issued and outstanding)                                             $10.11
   Maximum sales charge (5% of offering price)                              0.53
                                                                  ----------------
   Maximum offering price to public                                       $10.64
                                                                  ----------------
                                                                  ----------------
Class B:
   Net asset value, offering price and redemption price per
      share ($84,203,840 / 8,484,266 shares of beneficial
      interest issued and outstanding)                                     $9.92
                                                                  ----------------
                                                                  ----------------
Class C:
   Net asset value and redemption price per share
      ($37,964,322 / 3,825,378 shares of beneficial interest
      issued and outstanding)                                              $9.92
   Sales charge (1% of offering price)                                      0.10
                                                                  ----------------
   Offering price to public                                               $10.02
                                                                  ----------------
                                                                  ----------------
Class Z:
   Net asset value, offering price and redemption price per
      share ($2,784,310 / 273,420 shares of beneficial
      interest issued and outstanding)                                    $10.18
                                                                  ----------------
                                                                  ----------------

    See Notes to Financial Statements                                     27

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Statement of Operations (Unaudited)

                                                                     Six Months
                                                                       Ended
                                                                  January 31, 2002
----------------------------------------------------------------------------------------
NET INVESTMENT LOSS
Income
   Dividends (net of foreign withholding taxes of $21,034)          $    784,257
   Interest                                                              109,517
                                                                  ----------------
      Total income                                                       893,774
                                                                  ----------------
Expenses
   Management fee                                                        591,765
   Distribution fee--Class A                                              45,383
   Distribution fee--Class B                                             412,590
   Distribution fee--Class C                                             179,568
   Transfer agent's fees and expenses                                    156,000
   Custodian's fees and expenses                                         149,000
   Reports to shareholders                                                40,000
   Audit fee                                                              14,000
   Legal fees                                                             13,000
   Registration fees                                                      11,000
   Directors' fees                                                         7,000
   Miscellaneous                                                           6,961
                                                                  ----------------
      Total expenses                                                   1,626,267
                                                                  ----------------
Net investment loss                                                     (732,493)
                                                                  ----------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investment transactions                                            (8,533,285)
   Foreign currency transactions                                         (37,139)
                                                                  ----------------
                                                                      (8,570,424)
                                                                  ----------------
Net change in unrealized appreciation (depreciation) of:
   Investments                                                           220,951
   Foreign currency                                                          747
                                                                  ----------------
                                                                         221,698
                                                                  ----------------
Net loss on investments and foreign currencies                        (8,348,726)
                                                                  ----------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ (9,081,219)
                                                                  ----------------
                                                                  ----------------

    28                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Statement of Changes in Net Assets (Unaudited)

                                                     Six Months           Year
                                                       Ended              Ended
                                                  January 31, 2002    July 31, 2001
-----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment loss                              $   (732,493)     $    (858,277)
   Net realized gain (loss) on investments and
      foreign currency transactions                   (8,570,424)         1,212,882
   Net change in unrealized appreciation
      (depreciation) of investments and foreign
      currencies                                         221,698        (18,668,075)
                                                  ----------------    -------------
   Net increase (decrease) in net assets
      resulting from operations                       (9,081,219)       (18,313,470)
                                                  ----------------    -------------
   Distributions to shareholders from net
      realized gains
      Class A                                            (88,806)        (2,991,298)
      Class B                                           (205,210)        (6,683,757)
      Class C                                            (90,577)        (2,720,970)
      Class Z                                             (7,576)          (122,496)
                                                  ----------------    -------------
                                                        (392,169)       (12,518,521)
                                                  ----------------    -------------
Fund share transactions (net of share
   conversions) (Note 7)
   Net proceeds from shares sold                      19,697,537         62,710,336
   Net asset value of shares issued in
      reinvestment of dividends and
      distributions                                      384,542         12,225,780
   Cost of shares reacquired                         (15,441,740)       (26,141,501)
                                                  ----------------    -------------
   Net increase in net assets from Fund share
      transactions                                     4,640,339         48,794,615
                                                  ----------------    -------------
Total increase (decrease)                             (4,833,049)        17,962,624
NET ASSETS
Beginning of period                                  166,388,031        148,425,407
                                                  ----------------    -------------
End of period                                       $161,554,982      $ 166,388,031
                                                  ----------------    -------------
                                                  ----------------    -------------

    See Notes to Financial Statements                                     29

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited)

      Strategic Partners Allocation Funds (the 'Trust'), formerly Prudential Diversified Funds, are registered under the Investment Company Act of 1940 as an open-end, diversified management investment company presently consisting of three Portfolios: Strategic Partners High Growth Fund ('the Fund'), Strategic Partners Conservative Growth Fund and Strategic Partners Moderate Growth Fund. These financial statements relate only to Strategic Partners High Growth Fund. The financial statements of the other Portfolios are not presented herein. The Trust was organized as a business trust in Delaware on July 29, 1998. The Fund's Advisers consist of Jennison Associates LLC ('Jennison'), Prudential Investment Management, Inc. ('PIM'), formerly known as Prudential Investment Corporation, Lazard Asset Management, Franklin Advisers, Inc. and the Dreyfus Corporation.

      The investment objective of the Fund is to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity securities issued by U.S. and foreign companies. Under normal circumstances, substantially all of the Fund's assets will be invested in equity securities, including common stock, securities convertible into common stock and preferred stock.

Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      Securities Valuation:    Securities for which the primary market is on an
exchange and NASDAQ National Market Securities are valued at the last sales price on such exchange on the day of valuation, or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the bid price on such day in the absence of an asked price. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by the Prudential Investments LLC ('PI' or 'Manager'), formerly known as Prudential Investment Fund Management LLC ('PIFM'), in consultation with the Adviser, to be over-the-counter, are valued by an independent pricing agent or principal market maker. Privately placed securities including equity securities for which market prices may be obtained from primary dealers shall be valued at the bid prices provided by such primary dealers. Securities for which market quotations are not readily available or for which the pricing agent or market maker does not provide a valuation or methodology, or provides valuation methodology that, in the judgement of the Manager or subadviser(s) (or valuation committee or Board of Trustees), does not represent fair value, are valued by the valuation committee or Board of Trustees in consultation with the Manager or subadviser(s).

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost.

      All securities are valued as of 4:00 p.m., New York time.

      Foreign Currency Translation:    The books and records of the Fund are
maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

      (i) market value of investment securities, other assets and liabilities - at the closing daily rates of exchange.

      (ii) purchases and sales of investment securities, income and expenses - at the rate of exchange prevailing on the respective dates of such transactions.

      Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the fiscal period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the fiscal period. Accordingly, realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

      Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the holding of foreign currencies, currency gains (losses) realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities (other than investments) at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.

      Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability and the level of governmental supervision and regulation of foreign securities markets.

      Repurchase Agreements:    In connection with transactions in repurchase
agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be under triparty repurchase agreements, take possession of the underlying securities, the value of which exceeds the
                                                                          31

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

principal amount of the repurchase transaction, including accrued interest. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

      Securities Transactions and Net Investment Income:    Securities
transactions are recorded on the trade date. Realized gains (losses) on sales of investment and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

      Net investment income (loss) (other than distribution fees) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

      Dividends and Distributions:    The Fund expects to pay dividends of net
investment income and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions are recorded on the ex-dividend date.

      Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

      Taxes:    For federal income tax purposes, each Fund in the Trust is treated as a separate taxpaying entity. It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

      Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Note 2. Agreements
The Fund has a management agreement with PI. Pursuant to this agreement, PI manages the investment operations of the Fund, administers the Fund's affairs and supervises the Advisers' performance of all investment advisory services. PI pays for the costs pursuant to the advisory agreements, the cost of compensation of officers of the Fund, occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses. The management fee paid to PI is computed daily and payable monthly at an annual rate of .75% of the average daily net assets of the Fund. PI, in turn, pays the Advisers' fees, based on the average daily net assets of the Fund segments they manage.

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      The Fund has a distribution agreement with Prudential Investment Management Services LLC ('PIMS') which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans') regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor for Class Z shares of the Fund.

      Pursuant to the Class A, B and C Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .25 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares respectively, for the six months ended January 31, 2002.

      PIMS has advised the Fund that it has received approximately $90,900 and $57,900 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the six months ended January 31, 2002.

      PIMS has advised the Fund that for the six months ended January 31, 2002, it has received approximately $85,100 and $8,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

      Jennison, PIMS, PIM and PI are indirect, wholly-owned subsidiaries of The Prudential Financial, Inc. ('Prudential').

      The Fund, along with other affiliated registered investment companies (the 'Funds'), entered into a syndicated credit agreement ('SCA') with an unaffiliated lender. Effective September 14, 2001, the commitment under SCA was increased from $500 million to $930 million through December 31, 2001. Effective January 1, 2002, the commitment was reduced to $500 million. Interest on any such borrowings will be at market rates. The Funds pay a commitment fee of .080 of 1% of the unused portion of the credit facility. The commitment fee is accrued and paid quarterly on a pro rata basis by the Funds. The expiration date of the SCA is March 3, 2002. Prior to March 9, 2001, the maximum commitment was $1 billion and the commitment fee was .080 of 1% of the unused portion of the credit facility. All other terms and conditions are unchanged. The purpose of the SCA is to serve as an alternate source of funding for capital share redemptions. The Fund did not borrow any amounts pursuant to the SCA during the six months ended January 31, 2002.

Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the
                                                                          33

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

six months ended January 31, 2002, the Fund incurred fees of approximately $137,100 for the services of PMFS. As of January 31, 2002 approximately $23,100 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

      The Fund invested in the Taxable Money Market Series (the 'Series'), a portfolio of Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The Series is a money market fund registered under the Investment Company Act of 1940, as amended, and managed by PI. As of January 31, 2002, the Fund earned income from the Series of approximately $11,270 by investing its excess cash.

Note 4. Portfolio Securities
Purchases and sales of portfolio securities, other than short-term investments, for the six months ended January 31, 2002, aggregated $95,373,104 and $92,900,363, respectively.

Note 5. Distributions and Tax Information
The United States federal income tax basis of the Fund's investments and the net unrealized depreciation as of January 31, 2002 were as follows:

                                                    Total Net
                                                    Unrealized
 Tax Basis       Appreciation     Depreciation     Depreciation
------------     ------------     ------------     ------------
$166,745,169     $ 11,045,278     $ 14,429,847      $ 3,384,569

      As of January 31, 2002, the Fund will elect to treat net foreign currency losses of $44,978 incurred in the nine month period ended July 31, 2001 as having incurred in the current fiscal year. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Note 6. Joint Repurchase Agreement Account
The Fund, along with other affiliated registered investment companies, transfers uninvested cash balances into a single joint account, the daily aggregate balance of which is invested in one or more repurchase agreements collateralized by U.S. Treasury or federal agency obligations. As of January 31, 2002, the Fund had a 1.4% undivided interest in the joint account. The undivided interest for the Fund represents $5,739,000 in principal amount. As of such date, each repurchase agreement in the joint account and the collateral therefore were as follows:

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

      Greenwich Capital Markets, Inc., 1.94%, in the principal amount of $100,000,000, repurchase price $100,005,389, due 2/1/02. The value of the collateral including accrued interest was $102,000,582.

      Salomon Smith Barney, Inc., 1.92%, in the principal amount of $100,000,000, repurchase price $100,105,333, due 2/1/02. The value of the collateral including accrued interest was $102,033,515.

      Credit Suisse First Boston Inc., 1.93%, in the principal amount of $103,959,000, repurchase price $103,964,573, due 2/1/02. The value of the collateral including accrued interest was $106,038,480.

      J.P. Morgan, 1.93%, in the principal amount of $100,000,000, repurchase price $100,005,361, due 2/1/02. The value of the collateral including accrued interest was $102,000,336.

Note 7. Capital
The Fund offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

      The Fund has authorized an unlimited number of shares of beneficial interest at $.001 par value per share.

      Transactions in shares of beneficial interest were as follows:

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2002:
Shares sold                                                      422,650    $  4,204,800
Shares issued in reinvestment of dividends and distributions       8,699          86,992
Shares reacquired                                               (555,877)     (5,699,020)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (124,528)     (1,407,228)
Shares issued upon conversion from Class B                        51,718         485,112
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (72,810)   $   (922,116)
                                                              ----------    ------------
                                                              ----------    ------------

                                                                          35

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class A                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    1,257,928    $ 14,867,212
Shares issued in reinvestment of dividends and distributions     262,678       2,920,976
Shares reacquired                                               (753,781)     (8,636,896)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     766,825       9,151,292
Shares issued upon conversion from Class B                       169,673       1,979,162
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    936,498    $ 11,130,454
                                                              ----------    ------------
                                                              ----------    ------------
Class B
------------------------------------------------------------
Six months ended January 31, 2002:
Shares sold                                                      806,190    $  7,901,558
Shares issued in reinvestment of dividends and distributions      20,597         202,466
Shares reacquired                                               (534,034)     (5,148,735)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                     292,753       2,955,289
Shares reacquired upon conversion into Class A                   (52,594)       (485,112)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    240,159    $  2,470,177
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    2,503,158    $ 28,942,699
Shares issued in reinvestment of dividends and distributions     597,823       6,582,027
Shares reacquired                                               (891,341)    (10,095,052)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                   2,209,640      25,429,674
Shares reacquired upon conversion into Class A                  (171,643)     (1,979,162)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  2,037,997    $ 23,450,512
                                                              ----------    ------------
                                                              ----------    ------------
Class C
------------------------------------------------------------
Six months ended January 31, 2002:
Shares sold                                                      676,835    $  6,615,442
Shares issued in reinvestment of dividends and distributions       8,915          87,634
Shares reacquired                                               (322,195)     (3,157,890)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    363,555    $  3,545,186
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                    1,328,084    $ 15,425,950
Shares issued in reinvestment of dividends and distributions     236,394       2,602,699
Shares reacquired                                               (563,097)     (6,282,292)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                  1,001,381    $ 11,746,357
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Notes to Financial Statements (Unaudited) Cont'd.

Class Z                                                         Shares         Amount
------------------------------------------------------------  ----------    ------------
Six months ended January 31, 2002:
Shares sold                                                       98,365    $    975,737
Shares issued in reinvestment of dividends and distributions         741           7,450
Shares reacquired                                               (142,678)     (1,436,095)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    (43,572)   $   (452,908)
                                                              ----------    ------------
                                                              ----------    ------------
Year ended July 31, 2001:
Shares sold                                                      304,334    $  3,474,475
Shares issued in reinvestment of dividends and distributions      10,760         120,078
Shares reacquired                                                (99,609)     (1,127,261)
                                                              ----------    ------------
Net increase (decrease) in shares outstanding                    215,485    $  2,467,292
                                                              ----------    ------------
                                                              ----------    ------------

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Financial Highlights (Unaudited)

                                                                               Class A
                                               -----------------------------------------------------------------------
                                                  Six Months           Year Ended July 31,        November 18, 1998(a)
                                                    Ended           -------------------------           Through
                                               January 31, 2002        2001           2000           July 31, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period               $  10.70          $   12.95      $   11.52           $  10.00
                                                   --------         ----------     ----------           --------
Income from investment operations:
Net investment income (loss)                           (.02)                --(e)          --(e)              --(e)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                        (.55)             (1.27)          2.14               1.52
                                                   --------         ----------     ----------           --------
      Total from investment operations                 (.57)             (1.27)          2.14               1.52
                                                   --------         ----------     ----------           --------
Less distributions:
Dividends in excess of net investment
   income                                                --                 --           (.43)                --
Distributions from net realized capital
   gains                                               (.02)              (.98)          (.28)                --
                                                   --------         ----------     ----------           --------
      Total dividends and distributions                (.02)              (.98)          (.71)                --
                                                   --------         ----------     ----------           --------
Net asset value, end of period                     $  10.11          $   10.70      $   12.95           $  11.52
                                                   --------         ----------     ----------           --------
                                                   --------         ----------     ----------           --------
TOTAL RETURN(b)                                       (5.28)%           (10.09)%        18.99%             15.20%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 36,603          $  39,528         35,678           $ 21,248
Average net assets (000)                           $ 36,011          $  39,128      $  27,528           $ 10,442
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             1.50%(c)           1.64%          1.54%              1.73%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.25%(c)           1.39%          1.29%              1.48%(c)
   Net investment income (loss)                        (.37)%(c)           .02%           .01%               .02%(c)
For Classes A, B, C and Z shares:
   Portfolio turnover rate                               62%                83%            67%                38%

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) Less than $.005 per share.

    38                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                               Class B
                                               -----------------------------------------------------------------------
                                                  Six Months           Year Ended July 31,        November 18, 1998(a)
                                                    Ended           -------------------------           Through
                                               January 31, 2002        2001           2000           July 31, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period               $  10.55          $   12.86      $   11.47           $  10.00
                                                   --------         ----------     ----------           --------
Income from investment operations:
Net investment income (loss)                           (.06)              (.08)          (.09)              (.05)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                        (.55)             (1.25)          2.12               1.52
                                                   --------         ----------     ----------           --------
      Total from investment operations                 (.61)             (1.33)          2.03               1.47
                                                   --------         ----------     ----------           --------
Less distributions:
Dividends in excess of net investment
   income                                                --                 --           (.36)                --
Distributions from net realized capital
   gains                                               (.02)              (.98)          (.28)                --
                                                   --------         ----------     ----------           --------
      Total dividends and distributions                (.02)              (.98)          (.64)                --
                                                   --------         ----------     ----------           --------
Net asset value, end of period                     $   9.92          $   10.55      $   12.86           $  11.47
                                                   --------         ----------     ----------           --------
                                                   --------         ----------     ----------           --------
TOTAL RETURN(b)                                       (5.74)%           (10.66)%        18.13%             14.70%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 84,204          $  86,941      $  79,793           $ 41,049
Average net assets (000)                           $ 81,845          $  84,949      $  60,994           $ 24,260
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             2.25%(c)           2.39%          2.29%              2.48%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.25%(c)           1.39%          1.29%              1.48%(c)
   Net investment income (loss)                       (1.11)%(c)          (.72)%         (.71)%             (.70)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    See Notes to Financial Statements                                     39

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                               Class C
                                               -----------------------------------------------------------------------
                                                  Six Months           Year Ended July 31,        November 18, 1998(a)
                                                    Ended           -------------------------           Through
                                               January 31, 2002        2001           2000           July 31, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period               $  10.55          $   12.86      $   11.47           $  10.00
                                                   --------         ----------     ----------           --------
Income from investment operations:
Net investment income (loss)                           (.06)              (.08)          (.09)              (.05)
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                        (.55)             (1.25)          2.12               1.52
                                                   --------         ----------     ----------           --------
      Total from investment operations                 (.61)             (1.33)          2.03               1.47
                                                   --------         ----------     ----------           --------
Less distributions:
Dividends in excess of net investment
   income                                                --                 --           (.36)                --
Distributions from net realized capital
   gains                                               (.02)              (.98)          (.28)                --
                                                   --------         ----------     ----------           --------
      Total dividends and distributions                (.02)              (.98)          (.64)                --
                                                   --------         ----------     ----------           --------
Net asset value, end of period                     $   9.92          $   10.55      $   12.86           $  11.47
                                                   --------         ----------     ----------           --------
                                                   --------         ----------     ----------           --------
TOTAL RETURN(b)                                       (5.74)%           (10.66)%        18.13%             14.70
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $ 37,964          $  36,507      $  31,636           $ 19.914
Average net assets (000)                           $ 35,621          $  35,387      $  26,413           $ 15,204
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                             2.25%(c)           2.39%          2.29%              2.48%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                             1.25%(c)           1.39%          1.29%              1.48%(c)
   Net investment income (loss)                       (1.13)%(c)          (.73)%         (.73)%             (.75)%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return does not consider the effect of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.

    40                                     See Notes to Financial Statements

      Strategic Partners Asset Allocation Funds
      Strategic Partners High Growth Fund
             Financial Highlights (Unaudited) Cont'd.

                                                                               Class Z
                                               -----------------------------------------------------------------------
                                                  Six Months           Year Ended July 31,        November 18, 1998(a)
                                                    Ended           -------------------------           Through
                                               January 31, 2002        2001           2000           July 31, 1999
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE(d):
Net asset value, beginning of period                $10.77            $12.98        $   11.56           $  10.00
                                                   -------          ----------     ----------           --------
Income from investment operations:
Net investment income                                 (.01)              .03              .02                .02
Net realized and unrealized gain (loss) on
   investment and foreign currency
   transactions                                       (.56)            (1.26)            2.14               1.54
                                                   -------          ----------     ----------           --------
      Total from investment operations                (.57)            (1.23)            2.16               1.56
                                                   -------          ----------     ----------           --------
Less distributions:
Dividends in excess of net investment
   income                                               --                --             (.46)                --
Distributions from net realized capital
   gains                                              (.02)             (.98)            (.28)                --
                                                   -------          ----------     ----------           --------
      Total dividends and distributions               (.02)             (.98)            (.74)                --
                                                   -------          ----------     ----------           --------
Net asset value, end of period                      $10.18            $10.77        $   12.98           $  11.56
                                                   -------          ----------     ----------           --------
                                                   -------          ----------     ----------           --------
TOTAL RETURN(b)                                      (5.25)%           (9.74)%          19.23%             15.60%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)                     $2,784            $3,413        $   1,318           $ 36,413
Average net assets (000)                            $3,041            $2,270        $  25,793           $ 45,999
Ratios to average net assets:
   Expenses, including distribution and
      service (12b-1) fees                            1.25%(c)          1.39%            1.29%              1.48%(c)
   Expenses, excluding distribution and
      service (12b-1) fees                            1.25%(c)          1.39%            1.29%              1.48%(c)
   Net investment income (loss)                       (.11)%(c)          .23%             .12%               .21%(c)

------------------------------
(a) Commencement of investment operations.
(b) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day and includes reinvestment of dividends and distributions. Total returns for periods of less than one full year are not annualized.
(c) Annualized.
(d) Calculated based upon weighted average shares outstanding during the period.
    See Notes to Financial Statements                                     41

Getting the Most from your Mutual Fund

How many times have you read these reports-- or other financial materials--and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help. So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: 1/100th of 1%. For example, one-half of one percent is 50 basis points.

Collateralized Mortgage Obligations (CMOs):
Mortgage-backed bonds that separate mortgage pools into different maturity classes called tranches. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from other securities. The rate of return of these financial instruments rises and falls--sometimes very suddenly--in response to changes in some specific interest rate, currency, stock, or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to member banks.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to purchase or sell a specific amount of a commodity or financial instrument at a set price at a specified date in the future.

www.strategicpartners.com     (800) 225-1852

Leverage: The use of borrowed assets to
enhance return. The expectation is that the interest rate charged on borrowed funds will be lower than the return on the investment.
While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or product) can be bought or sold (converted into cash) in the financial markets.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Option: An agreement to purchase or sell something, such as shares of stock, by a certain time for a specified price. An option need not be exercised.

Spread: The difference between two values;
often used to describe the difference between "bid" and "asked" prices of a security, or between the yields of two similar maturity bonds.

Yankee Bond: A bond sold by a foreign
company or government on the U.S. market and denominated in U.S. dollars.

Strategic Partners Asset Allocation Funds

The Strategic Partners Mutual Fund Family

Strategic Partners offers a variety of
mutual funds designed to meet your individual needs. For information about these funds, contact your financial professional or call us at (800) 225-1852. Please read the applicable prospectus carefully before you invest or send money.

Strategic Partners Asset Allocation Funds
   Strategic Partners Conservative Growth Fund
   Strategic Partners Moderate Growth Fund
   Strategic Partners High Growth Fund

Strategic Partners Style Specific Funds
   Strategic Partners
      Large Capitalization Growth Fund
   Strategic Partners
      Large Capitalization Value Fund
   Strategic Partners
      Small Capitalization Growth Fund
   Strategic Partners
      Small Capitalization Value Fund
   Strategic Partners
      International Equity Fund
   Strategic Partners
      Total Return Bond Fund

Strategic Partners Opportunity Funds
   Strategic Partners Focused Growth Fund
   Strategic Partners New Era Growth Fund
   Strategic Partners Focused Value Fund

Special Money Market Fund, Inc.*
    Money Market Series

* This Fund is not a direct purchase money fund and is only an exchangeable money fund.

                www.strategicpartners.com    (800) 225-1852

FOR MORE INFORMATION

Prudential Mutual Funds
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 225-1852

Trustees
Eugene C. Dorsey
Saul K. Fenster
Robert F. Gunia
Robert E. La Blanc
Douglas H. McCorkindale
W. Scott McDonald, Jr.
Thomas T. Mooney
David R. Odenath, Jr.
Stephen Stoneburn
Joseph Weber
Clay T. Whitehead

Officers
David R. Odenath, Jr., President
Robert F. Gunia, Vice President
Judy A. Rice, Vice President
Grace C. Torres, Treasurer
George P. Attisano, Secretary
William V. Healey, Assistant Secretary

Manager
Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

Investment Advisers
Jennison Associates LLC
466 Lexington Avenue
New York, NY 10017

EARNEST Partners, LLC
75 14th Street, Suite 2300
Atlanta, GA 30309

Franklin Advisers, Inc.
920 Park Place.
San Mateo, CA 94403

Lazard Asset Management
30 Rockefeller Plaza
New York, NY 10112

Prudential Investment Management, Inc.
Prudential Plaza
Newark, NJ 07102-3777

Distributor
Prudential Investment Management Services LLC
Gateway Center Three, 14th Floor
Newark, NJ 07102-4077

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services LLC
P.O. Box 8098
Philadelphia, PA 19101

Independent Accountants
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Shearman & Sterling
599 Lexington Avenue
New York, NY 10022

Fund Symbols    Nasdaq      CUSIP
Class A         PHGAX     86276X509
Class B         PIHGX     86276X608
Class C         PHGCX     86276X707
Class Z         PDHZX     86276X806

The views expressed in this report and
information about the Fund's portfolio
holdings are for the period covered by this report and are subject to change thereafter.

The accompanying financial statements as of January 31, 2002, were not audited and, accordingly, no opinion is expressed on them.

(LOGO)

Fund Symbols    Nasdaq      CUSIP
Class A         PHGAX    86276X509
Class B         PIHGX    86276X608
Class C         PHGCX    86276X707
Class Z         PDHZX    86276X806

MFSP504E6    IFS-A069386

Mutual funds are not bank guaranteed or FDIC insured, and may lose value.